                                 SCHEDULE 14A

                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

                   Proxy Statement Pursuant to Section 14(a)
                    of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14a-6(E)(2))

[_]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             MEGO FINANCIAL CORP.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             MEGO FINANCIAL CORP.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

                              MEGO FINANCIAL CORP.
                  4310 Paradise Road, Las Vegas, Nevada 89109

                               ----------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on          , 2002

                               ----------------

To the Shareholders of Mego Financial Corp.:

   NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the "Special Meeting") of Mego Financial Corp., a New York corporation (the "Company"), will be held at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor,
New York, New York 10166, on             , 2002 at 10:00 a.m., local time, for
the following purposes:

     (1) To consider and vote upon a proposal to approve and authorize the issuance and sale by the Company to LC Acquisition Corp. (the "Buyer") under a Subscription Agreement of 750,000 shares of the common stock, par value $.01 (the "Common Stock"), of the Company for a purchase price of four dollars ($4.00) per share, and the issuance and sale by the Company to Doerge Capital Management ("Doerge") of 500,000 shares of Common Stock of the Company for a purchase price of four dollars ($4.00) per share under a commitment obtained by the Buyer and governed by a separate subscription agreement;

     (2) To consider and vote upon a proposal to approve a Securities Purchase Agreement among certain officers, directors and other shareholders of the Company (the "Selling Shareholders") and the Buyer that provides for the purchase by the Buyer from the Selling Shareholders of an aggregate of 1,269,634 shares of the Common Stock of the Company at a price of four dollars ($4.00) per share for an aggregate purchase price of five million seventy-eight thousand five hundred and thirty-six dollars ($5,078,536);

     (3) To consider and vote upon a proposal to approve the amendment of the payment and security terms of certain outstanding subordinated debt issued by the Company to certain affiliates of officers, directors and other shareholders and the related security agreements, including the provision for the payment in full of all principal and interest and a premium or at risk payment on the subordinated debt (Proposals (1), (2) and (3) are referred to herein collectively as the "Transaction");

     (4) To elect seven (7) members to the Company's Board of Directors, thereby replacing the entire existing Board of Directors, to serve until the 2002 annual meeting or until their successors have been duly elected and qualified; and

     (5) To consider and take action upon such other business as may properly come before the Special Meeting and any and all adjournments or postponements of the Special Meeting.

   A special committee of the Board of Directors of the Company (the "Special Committee"), consisting of one independent director, was formed to consider and evaluate the Transaction mentioned above. In connection with its evaluation, the Special Committee engaged Friedman Turbidy & Company, Inc. ("Friedman Turbidy") to act as its financial advisor. Friedman Turbidy has rendered its opinion, dated as of December 2, 2001, to the effect that, as of that date and based upon and subject to the assumptions, limitations and qualifications set forth in such opinion, the Transaction is fair, from a financial point of view, to the shareholders of the Company, other than the Selling Shareholders. A copy of this opinion is attached to the accompanying Proxy Statement as Annex A.

   The Special Committee, with respect to the Transaction, and both the Special Committee and the Board of Directors, with respect to the nomination of the seven nominees to the Board of Directors, have determined that such actions are in the best interests of the Company and its shareholders, other than the Selling Shareholders. The Special Committee has approved and recommends that you vote in favor of the Transaction. The Special Committee and the Board of Directors have approved the nomination of and recommend that you vote to elect the seven nominees to the Board of Directors.

   While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals set forth in this Proxy Statement.

   The failure of the shareholders of the Company to approve the Transaction may result in negative consequences to the Company and the holders of the shares of Common Stock of the Company as described on page 35 of the accompanying Proxy Statement.

   The Board of Directors has fixed the close of business on                ,
200 as the record date for determining those shareholders entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements of the Special Meeting.

   If each of the proposals is adopted by the Company's shareholders, the Special Meeting shall be a Special Meeting in lieu of the Company's 2001 Annual Meeting, and the Company will not hold a separate annual meeting.

   Whether or not you expect to be present at the Special Meeting, please complete, sign and date the enclosed proxy card and return it promptly in the enclosed pre-addressed envelope. No postage is required if mailed in the United States.

                                          By Order of the Board of Directors

                                                   /s/ JON A. JOSEPH
                                          By: _________________________________
                                                       Jon A. Joseph
                                               Senior Vice President, General
                                                   Counsel and Secretary
      , 2001


 THIS IS AN IMPORTANT MEETING AND ALL SHAREHOLDERS ARE INVITED TO ATTEND THE MEETING IN PERSON. ALL SHAREHOLDERS ARE RESPECTFULLY URGED TO EXECUTE AND RETURN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. SHAREHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                             MEGO FINANCIAL CORP.
                              4310 Paradise Road
                            Las Vegas, Nevada 89109

                               ----------------

                                PROXY STATEMENT
                        SPECIAL MEETING OF SHAREHOLDERS

                               ----------------

   This Proxy Statement (the "Proxy Statement") is furnished in connection with the solicitation by the Board of Directors of Mego Financial Corp., a New York corporation (the "Company"), of proxies from the holders of the Company's Common Stock, par value $.01 per share (the "Common Stock"), to be voted at the Company's Special Meeting of Shareholders (the "Special Meeting") and at any adjournments or postponements of the Special Meeting, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. The Special Meeting will be held at the offices of Greenberg Traurig, LLP, 200
Park Avenue, 15th Floor, New York, New York 10166, on                        ,
    , 2002, at 10:00 a.m., local time.

   The approximate date that this Proxy Statement and the enclosed form of
proxy are first being sent to shareholders is               , 2001.
Shareholders should review the information provided in this Proxy Statement in conjunction with the Company's 2001 Annual Report on Form 10-K, which accompanies this Proxy Statement. The Company's telephone number is (702) 737-3700.

                            PURPOSES OF THE MEETING

   At the Special Meeting, the Company's shareholders will consider and vote upon the following matters:

     (1) A proposal to approve and authorize the issuance and sale by the Company to LC Acquisition Corp. (the "Buyer") under a Subscription Agreement of 750,000 shares (the "LC Shares") of the Common Stock of the Company for a purchase price of four dollars ($4.00) per share, and the issuance and sale by the Company to Doerge Capital Management ("Doerge") of 500,000 shares (together with the LC Shares, the "Company Shares") of Common Stock of the Company for a purchase price of four dollars ($4.00) per Share under a commitment obtained by the Buyer and governed by a separate subscription agreement;

     (2) A proposal to approve a Securities Purchase Agreement among certain officers, directors and other shareholders of the Company (the "Selling Shareholders") and the Buyer that provides for the purchase by the Buyer from the Selling Shareholders of an aggregate of 1,269,634 shares (the "Sellers Shares") of the Common Stock of the Company at a price of four dollars ($4.00) per share for an aggregate purchase price of five million seventy-eight thousand five hundred and thirty-six dollars ($5,078,536);

     (3) A proposal to approve the amendment of the payment and security terms of certain outstanding subordinated debt issued by the Company to certain affiliates of officers, directors and other shareholders and the related security agreements, including the provision for the payment in full of all principal and interest and a premium or at risk payment on the subordinated debt (Proposals (1), (2) and (3) are referred to herein collectively as the "Transaction");

     (4) The election of seven (7) members to the Company's Board of Directors, thereby replacing the entire existing Board of Directors, to serve until the 2002 annual meeting or until their successors have been duly elected and qualified; and

     (5) The transaction of such other business as may properly come before the Special Meeting, including any adjournments or postponements of the Special Meeting.

   While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals set forth in this Proxy Statement.

                                    SUMMARY

   This summary highlights selected information from this proxy statement and may not contain all of the information that is important to you. To understand the transaction fully and for a more complete description of the terms of the transaction, you should read carefully this entire document, including the annexes, and the documents to which we have referred you.

The Companies

Mego Financial Corp.
4310 Paradise Road
Las Vegas, Nevada 89109
(702) 737-3700

   Mego is a premier developer and operator of timeshare properties and a provider of consumer financing to purchasers of its timeshare intervals and land parcels through its wholly-owned subsidiary, Preferred Equities Corporation, established in 1970. PEC also manages timeshare properties and receives management fees as well as fees based on sales of timeshare interests. By providing financing to virtually all of its customers, PEC also originates consumer receivables that it hypothecates and services.

LC Acquisition Corp.
200 Park Avenue South
New York, New York 10003
(212) 475-8880

   LC Acquisition was formed in October 2000, to acquire equity interests in and invest in the travel and related industries.

The Transaction (page 9)

   If the proposals set forth in this proxy statement are approved, LC Acquisition will purchase from some officers, directors and other shareholders of Mego (page 13) a total of 1,269,634 shares of Mego's common stock for a total purchase price of $5,078,536 to be paid in cash. Simultaneously with this purchase, Mego will issue and sell to LC Acquisition 750,000 shares of Mego's common stock for a purchase price of $4.00 per share, which LC Acquisition will distribute to its preferred shareholders. For more information see "Distribution of Shares to Preferred Shareholders of the Buyer" on page 37. A condition to Mego's willingness to enter into the subscription agreement with LC Acquisition was LC Acquisition's obtaining a commitment for debt or equity financing in the amount of $2 million. Accordingly, LC Acquisition obtained a commitment from Doerge to purchase 500,000 shares of Mego common stock for $4.00 per share. In accordance with this commitment, Mego will also issue and sell to Doerge 500,000 shares of Mego's common stock for a purchase price of $4.00 per share. In addition to shareholder approval, Doerge's obligation to purchase the 500,000 shares is conditioned upon Mego filing a registration statement with the SEC registering the resale of the shares purchased by Doerge. LC Acquisition will pay the purchase price of the shares issued to it through the surrender to Mego of a note in the principal amount of $3 million that was previously issued to LC Acquisition by Mego.

   Affiliates of some of the officers and directors of the Company hold subordinated debt issued by Mego to them, which subordinated debt is currently secured by a pledge of the stock of PEC. Mego has agreed to pay an "At Risk Payment" to these holders to induce them to enter into an amendment of the existing subordinated debt agreement. The amendment will defer the payment of principal and interest owed to the holders, replace the existing pledge of 100% of the stock of PEC securing the debt obligations with a pledge of 100% of the stock of a subsidiary of PEC and limit recourse to the pledge of this new stock and an assignment of proceeds from the sale of assets of that subsidiary which sale is in escrow pending some regulatory approvals.

   In connection with the transaction, LC Acquisition has designated seven individuals to be nominated for election. The election of these nominees will replace the entire existing board of directors.

Reasons for the Transaction; Recommendation of the Special Committee (page 16)

   Mego's board of directors has established a special committee consisting of Wilbur L. Ross, Jr.

to evaluate the transaction, to conduct negotiations with LC Acquisition regarding the terms of the transaction and to consider whether to approve the sale of the shares by Mego and the selling shareholders to LC Acquisition under
Section 912 of the New York Business Corporation Law.

   Mego believes the transaction will provide the cash resources that are necessary to fund its ongoing operations and enable it to finance its strategic objectives. These and other factors led the special committee to determine that the transaction is in the best interests of Mego and its shareholders, other than the selling shareholders, and to recommend that the shareholders of Mego approve the transaction. Mego intends to complete the transaction as soon as possible after the special meeting.

   Because of their interest in the transaction, or business relationships among one another, Robert E. Nederlander, Jerome J. Cohen, Herbert B. Hirsch, John E. McConnaughy, Eugene I. Schuster and Leonard Toboroff did not vote on the transaction. However, following the board of directors' approval of the nomination of the seven nominees designated by LC Acquisition to replace the entire existing board of directors, these directors each stated for the record that they concurred in the special committee's determination that the transaction was in the best interest of Mego and its shareholders, other than the selling shareholders.

Opinion of Financial Advisor (page 18)

   In deciding to approve the transaction, the special committee considered the opinion from its financial advisor, Friedman Turbidy & Company, Inc., that the transaction is fair, from a financial point of view, to Mego and its shareholders other than the selling shareholders. This opinion is attached as Annex A to this proxy statement.

Record Date; Voting Power (page 8)

   The special meeting will be held on             , 2002 at 10:00 a.m., local
time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

   You are entitled to vote at the special meeting if you own shares of Mego
common stock as of the close of business on             , the record date.

   At the close of business on the record date, 3,500,557 shares of Mego common stock were outstanding and entitled to vote at the special meeting. You will have one vote at the special meeting for each share of Mego common stock you own as of the record date.

   Whether or not you plan to attend the special meeting, please sign, date and return the accompanying proxy card to us. You may revoke your proxy at any time before it is exercised. You may revoke your proxy by giving written notice to Mego's secretary at the address listed above. You may also revoke your proxy by attending the special meeting but only if 1) you have provided the written notice discussed above or 2) you vote by ballot at the meeting.

   The affirmative vote of the holders of a majority of the shares of common stock, excluding the selling shareholders, present or represented by proxy and voting on the matter is required to approve the proposal to issue the shares of common stock to LC Acquisition and Doerge, the proposal to approve the agreement entered into between LC Acquisition and the selling shareholders and the proposal to approve the amendment of the terms of the subordinated debt. Directors will be elected by a plurality of the votes cast by the holders of the shares of common stock represented in person or by proxy at the special meeting.

Ownership of Mego Following the Transaction; Consequences of this Proposal (page 35)

   LC Acquisition will acquire 2,019,634 shares of Mego common stock in the transaction. Based on that number and the number of shares of Mego common stock
outstanding on              , LC Acquisition will acquire approximately 47.5%
of the Mego common stock outstanding immediately after the closing of the transaction. LC Acquisition has advised Mego that it will immediately distribute 1,730,500 shares to its preferred shareholders, after which LC Acquisition will own 289,134 shares, or 6.8% of Mego common stock. After this acquisition, Doerge will acquire 500,000 shares of Mego common stock. Doerge will own, excluding the holdings of some Doerge affiliates, approximately 10.5% of the outstanding Mego common stock immediately after the closing of the transaction and LC Acquisition will then own 6.1% of the outstanding Mego common stock. See "Consequences of this Proposal" on page 35. All of the nominees for election to Mego's board of directors are designees of LC Acquisition. However, a majority of the nominees are independent directors.

Interests of Certain Persons in the Transaction (page 28)

   In considering the special committee's recommendation to approve the transaction, you should be aware that a number of Mego's directors and executive officers have interests in the transaction that are different from, or in addition to, your interests as a Mego shareholder. These interests include:

  . Some of the selling shareholders are officers and directors of Mego and are selling their shares to LC Acquisition.

  . Some affiliates of officers and directors of Mego hold subordinated debt issued by Mego to them. Mego has agreed to pay an "At Risk Payment" to these holders to induce them to enter into an amendment of the existing subordinated debt agreement. The amendment will defer the payment of principal and interest owed to the holders of the subordinated debt, replace the existing pledge of 100% of the stock of PEC securing the debt obligation with a pledge of 100% of the stock of a subsidiary of PEC and limit recourse to the pledge of this new stock and an assignment of proceeds from the sale of assets of that subsidiary which sale of assets is in escrow pending some regulatory approvals.

  . Some of the officers of Mego will be entitled to severance payments if the transaction is approved and completed.

  . Under Mego's charter documents and indemnification agreements entered into with all of its directors and some of its officers, Mego is required to indemnify its officers and directors against specified expenses incurred by and claims asserted against the officer or director as a result of his/her position. The Subscription Agreement requires that this indemnification last for six years. The Subscription Agreement also requires that Mego maintain directors' and officers' liability insurance in an amount equal to at least $15 million with terms that are similar to that enjoyed by the officer or director immediately prior to the transaction for a period of six years. It is a condition to the closing of the transaction that Mego provide, at the closing, an insurance binder regarding the above-referenced insurance and provide evidence of payment of this insurance at the closing.

Replacement of Officers and Directors of Mego (page 26)

   As a result of concerns on the part of LC Acquisition that it be provided with sufficient oversight and protection regarding the $3 million of short term financing provided to Mego by LC Acquisition, the special committee and the board of directors have approved the replacement of Robert E. Nederlander as Chief Executive Officer of Mego and Jerome J. Cohen as President of Mego and President and Chief Executive Officer of PEC with Floyd W. Kephart, a designee of LC Acquisition. Mr. Kephart, during the period prior to the completion of the transaction will be subject to the customary and normal authority of the Board of Directors. For more information on Mr. Kephart's powers and duties in his capacity as Chief Executive Officer and President of Mego during the interim period, see "Replacement of Officers and Directors of the Company and PEC" on page 26. Mr. Nederlander has retained his Chairman position with Mego and Mr. Cohen was elected Vice President and appointed Vice Chairman of the board of directors of both Mego and PEC. Mr. Nederlander and Mr. Cohen, along with all other present members of the board of directors, will cease to be members of the board of directors upon the election of the slate of directors proposed in this proxy statement and the completion of the transaction. Also, Mr. Nederlander and Mr. Cohen will be replaced in all positions they hold with Mego and its subsidiaries if the transaction is completed. Upon completion of the transaction, Mr. Cohen will be entitled to severance payments. If the transaction is not approved by Mego's shareholders, Mr. Kephart will immediately resign from his positions and Messrs. Nederlander and Cohen will reassume their respective positions.

Registration Rights Agreement

   Under the subscription agreements and the securities purchase agreement, Mego is required to enter into registration rights agreements with each of LC Acquisition and Doerge, under which Mego has agreed to register the resale of the shares being purchased by LC Acquisition, including the shares being distributed by LC Acquisition to its preferred shareholders, and the resale of the shares being purchased by Doerge. The filing of the registration statement is a condition to Doerge's obligation to purchase the shares being issued to it.

   Floyd W. Kephart has agreed that he will use his best efforts as Chief Executive Officer and President of Mego to cause Mego to file with the Securities and Exchange Commission the registration statement not later than two business days after shareholder approval of the transaction is obtained at the special meeting. Mr. Kephart has further agreed to use his best efforts as Chief Executive Officer and President of Mego to cause Mego to cause such registration statement to become effective in as short a period of time as is commercially reasonable from the date of filing.

Special Meeting in Lieu of Annual Meeting

   If each of the proposals is adopted by Mego's shareholders, this special meeting will be deemed in lieu of Mego's 2001 annual meeting. If the special meeting is deemed in lieu of the annual meeting, Mego will not hold a separate 2001 annual meeting.

Additional Arrangements Between LC Acquisition and Mego

   On October 11, 2001, LC Acquisition entered into a short-term financing arrangement with Mego under which LC Acquisition loaned Mego an aggregate of $3 million. In connection with this financing arrangement, Mego issued to LC Acquisition a promissory note in the principal amount of $3 million bearing interest at the rate of 12% per annum. The note requires that all principal and interest must be paid on the earlier of August 31, 2002 or the date on which Mego and LC Acquisition complete the transaction. Mego's obligations under the note are guaranteed by PEC. PEC's guaranty is secured by a pledge of 100% of the stock of a subsidiary of PEC, as well as an assignment of the proceeds expected to be collected from an anticipated sale of substantially all of the assets of that subsidiary. LC Acquisition intends to pay the purchase price of the shares being issued by Mego for sale to LC Acquisition by surrendering to Mego the $3 million note.

   A condition to Mego's signing of the subscription agreement with LC Acquisition was LC Acquisition's providing of a commitment for $2 million of financing in the form of debt or equity in addition to the amount provided for in the subscription agreements. Doerge's $2 million equity investment is being made pursuant to that commitment and is being made under the terms of a subscription agreement that is substantially similar to that entered into with LC Acquisition except for the absence of terms concerning further distribution of shares to shareholders of LC Acquisition as well as the inclusion of a provision conditioning the obligation of Doerge to make the equity investment two days after the filing by Mego of a registration statement registering the resale of the shares issued to Doerge. Some affiliates of Doerge are shareholders of LC Acquisition and will be receiving shares of Mego common stock when LC Acquisition distributes these shares as described below.

   LC Acquisition's interaction with Doerge with respect to the transaction has been limited to introducing Doerge to Mego. While, affiliates of Doerge own 16.5% of the outstanding common stock of LC Acquisition, Doerge does not control LC Acquisition. While Doerge's participation and LC Acquisition's participation in the transaction are referenced throughout this proxy statement together, the two transactions are separate and distinct. Doerge's commitment to participate fulfilled LC Acquisition's obligation to provide a $2 million commitment. The parties do anticipate, however, that the closing of the Doerge transaction will occur shortly after the closing of the transaction with LC Acquisition.

Distribution of Shares to Preferred Shareholders of LC Acquisition

   LC Acquisition will acquire a total of 2,019,634 shares of Mego common stock and will immediately distribute, on a one-for-one basis, 1,730,500 shares to its preferred shareholders, as required by its articles of incorporation. After the distribution, LC Acquisition will own 289,134 shares, or 6.8%, of the outstanding Mego common stock which will be reduced to 6.1% after the issuance of 500,000 shares to Doerge. All of the preferred shareholders of LC Acquisition who, after the completion of the transaction and the distribution of shares by LC Acquisition to its investors, will own shares issued under the subscription agreement with LC Acquisition or shares, when combined with any other shareholdings of Mego's common stock, will be equal to 5% or more of the outstanding common stock of Mego, must agree, prior to receiving their shares, to join in the subscription agreement between Mego and LC Acquisition and to be bound by the restrictions therein.

Interdependence of Proposals

   While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of the requisite shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals in this proxy statement.

                               VOTING SECURITIES

Date; Time; Venue

   The Special Meeting will be held on                 , 2002, at 10:00 a.m.,
local time, at the offices of Greenberg Traurig, LLP, 200 Park Avenue, 15th Floor, New York, New York 10166.

Quorum

   The presence, in person or by proxy, of the holders of shares representing a majority of the outstanding shares of Common Stock of the Company will constitute a quorum.

Shareholder Vote Necessary to Approve Proposals

   The affirmative vote of the holders of a majority of the shares of Common Stock, excluding the Selling Shareholders, present or represented by proxy and voting on the matter is required to approve the proposal to issue the Company Shares, the proposal to approve the Securities Purchase Agreement and the proposal to approve the amendment of the terms of the Subordinated Debt. Directors will be elected by a plurality of the votes cast by the shares of Common Stock represented in person or by proxy at the Special Meeting. If any other matters should properly come before the Special Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies.

   While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of the requisite shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals set forth in this Proxy Statement.

Proxy and Voting Mechanics

   Holders of record of shares of the Company's Common Stock at the close of
business on         ,     , the Record Date, are entitled to vote at the
Special Meeting. Each share of the Company's Common Stock is entitled to one vote with respect to all matters to be acted upon at the Special Meeting. On the Record Date, the Company had issued and outstanding 3,500,557 shares of Common Stock and had 2,231,751 shares of Common Stock issued and outstanding excluding shares held by the Selling Shareholders.

   Abstentions will be considered as shares present and entitled to vote at the Special Meeting for purposes of determining the outcome of any matter submitted to the shareholders for a vote, but will not be counted as votes cast "for" or "against" any matter. Shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power on a particular matter are known as "broker or nominee non-votes." Broker or nominee non-votes will be treated as shares that are present and entitled to vote at the Special Meeting for purposes of determining the presence of a quorum. For purposes of determining the outcome of any matter as to which the proxies reflect broker or nominee non-votes, shares represented by such proxies will be treated as not present and not entitled to vote on that subject matter and therefore would not be considered when counting votes cast on the matter.

   Your vote is important. Accordingly, you are urged to sign, date and return the accompanying proxy card whether or not you plan to attend the Special Meeting. If you do attend, you may vote by ballot at the Special Meeting, which will have the effect of canceling any proxy previously given.

   If the enclosed proxy is properly signed, dated and returned, the shares represented by the proxy will be voted in accordance with the instructions on the proxy card. If no instructions are indicated, the shares represented by the proxy will be voted FOR the proposal to approve and authorize the issuance of the Common Stock by the Company, FOR the proposal to approve the Securities Purchase Agreement, FOR the proposal to approve the amendment of the terms of the Subordinated Debt and FOR election of each of the nominees for director. If any other matters should properly come before the Special Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred only by the granting of such proxies.

   Any shareholder giving a proxy may revoke it by written notice to the Secretary of the Company at the address provided above at any time before it is exercised. Attendance at the Special Meeting will not have the effect of revoking the proxy unless such written notice is given, or unless the shareholder votes by ballot at the meeting.

Costs of Proxy Solicitation

   The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials that may be sent to shareholders in connection with this solicitation. Arrangements will also be made with brokerage houses, other custodians, nominees and fiduciaries, to forward soliciting material to the beneficial owners of the shares of Common Stock of the Company held by such persons. The Company will reimburse such persons for reasonable out-of-pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

Special Meeting in Lieu of an Annual Meeting

   If each of the proposals is adopted by the Company's shareholders, the Special Meeting shall be deemed to be in lieu of the Company's 2001 Annual Meeting. If this occurs, the Company will not hold a separate annual meeting and the directors elected at the Special Meeting will hold office until the 2002 annual meeting of shareholders of the Company and until their successors have been duly elected and qualified.

                            PROPOSAL NOS. 1, 2 AND 3

                                THE TRANSACTION

Background

 Subscription Agreement and Securities Purchase Agreement

   Between 1999 and 2001, the Company engaged in discussions, from time to time, with four prospective buyers regarding the possible sale of all outstanding shares of the Company's Common Stock. Each of these discussions involved negotiations regarding the price per share and considerable due diligence. None of the prospective buyers were able to obtain financing for the purchase and no agreement was reached with any of the prospective buyers.

   In August 2001, Union Square Partners, the financial advisor to and a major shareholder of the Buyer, approached some of the Selling Shareholders to discuss a transaction in which the Selling Shareholders would sell their shares of Common Stock of the Company to the Buyer and the Buyer would make an additional investment in the Company. These discussions continued intermittently over the next six weeks, until mid-to-late September 2001.

   In late September 2001, the Buyer proposed to the Company a transaction pursuant to which the Buyer would purchase a controlling interest in the Company. On September 28, 2001, at a meeting of the Company's Board of Directors, the Board of Directors discussed the proposal by the Buyer to purchase a controlling interest in the Company. The proposal included the private purchase of stock held by five members of the Company's Board of Directors (including some affiliates of, and some trusts and charitable foundations established by, those members) and a former executive officer of the Company. In addition, under the proposal, the Buyer would both purchase newly issued shares of the Company that would result in an equity infusion of not less than $3 million, and also arrange for short-term financing to the Company in the amount of $2 million in debt or equity. In relation to these proposed transactions, the Board of Directors also discussed the extension of the payment date and the modification of the security terms of the subordinated debt owed by the Company to affiliates of some directors, in particular, Robert
E. Nederlander, Herbert B. Hirsch, Eugene I. Schuster and Jerome J. Cohen, the payment of the principal of which had been extended from time to time since March 1999 and which was all due and payable on December 1, 2001. In light of the interest of these directors in the proposed Transaction, the Board of Directors also discussed the need for a special committee of the Board of Directors comprised of disinterested directors to negotiate and evaluate the proposed Transaction on behalf of the Company. The Board of Directors determined that Mr. Leonard Toboroff was precluded from serving on any special committee that was constituted to evaluate the Transaction due to business relationships with some of the directors of the Company who are participating in the Transaction. The Board of Directors subsequently constituted the special committee (the "Special Committee") by appointing Wilbur L. Ross, Jr. as its sole member. Mr. Ross was determined by the Board of Directors to be the only director who could serve as an independent director, as Mr. Ross had no interest in the proposed Transaction.

   Through discussions which occurred between the Special Committee and the Buyer between the dates October 1, 2001 and November 1, 2001, the primary terms of the Transaction continued to be negotiated.

   On October 11, 2001, at a meeting of the Company's Board of Directors, the Board of Directors approved a short-term financing arrangement with the Buyer under which the Buyer agreed to loan the Company an aggregate of $2.8 million, which was later amended to $3 million, in two tranches. Mr. Ross abstained from the vote on such actions. The Company and the Buyer subsequently entered into the short-term financing arrangement on October 15, 2001. The first tranche in the amount of $1.4 million was advanced originally on October 15, 2001 and the second tranche consisting of the balance (the "Second Tranche") was advanced on November 27, 2001. Mr. Ross abstained from the vote on such actions. In connection with this financing arrangement, the Company issued to the Buyer a promissory note, dated October 15, 2001 (the "Note"), in the principal amount of $2.8 million bearing interest at the rate of 12% per annum. The terms of the Note, as subsequently amended, require that all principal and interest under the Note must be paid on the earlier of August 31, 2002 or the date on which the Company and the Buyer consummate the Transaction contemplated by the Subscription Agreement. The Company's obligations under the Note are guaranteed by Preferred Equities Corporation, a Nevada corporation and a wholly-owned subsidiary of the Company ("PEC"). PEC's guaranty is secured by a pledge of all of the issued and outstanding stock of Central Nevada Utilities Company, a Nevada corporation and a wholly-owned subsidiary of PEC ("CNUC"), as well as an assignment of the proceeds expected to be collected from an anticipated sale of substantially all of the assets of CNUC. The documents evidencing PEC's guaranty, the pledge of the CNUC stock and the assignment of the proceeds of the CNUC sale have been placed into escrow to be released in accordance with the terms of an escrow agreement.

   On October 12, 2001, the Special Committee contacted representatives of White & Case LLP ("White & Case") about the possibility of acting as legal advisor to the Special Committee once established. White & Case was formally engaged by the Company on behalf of the Special Committee on October 16, 2001.

   On October 19, 2001, representatives of White & Case discussed the Special Committee's fiduciary duties and the fact that the proposed Transaction would involve a potential change of control in the Company. The Special Committee discussed various forms of transactions through which the Buyer could acquire control over the Company.

   On October 22, 2001, the representatives of White & Case spoke with the counsel for the Buyer. White & Case discussed the need for shareholder approval of the Transaction in light of specific National Association of Securities Dealers ("NASD") rules that might be triggered by the sale or issuance of 20% or more of the shares of Common Stock of the Company. The combined amount of the newly issued Common Stock and the

Common Stock to be sold by the Selling Shareholders to the Buyer would constitute between 47.515% and 53.039% of the outstanding shares of Common Stock of the Company, depending on the number of Shares the Buyer elects to purchase. The parties then discussed different alternatives for the Company that would not require shareholder approval to execute. The Buyer's counsel and White & Case also discussed the Buyer's desire to obtain approval of the Transaction by the Company's Board of Directors due to the application of
Section 912 of the New York Business Corporation Law ("NYBCL") ("Section 912"). This approval, if obtained, would allow the Buyer to enter into specified business combinations with the Company that would otherwise be prohibited for a period of five years from the time the Buyer acquired 20% or more of the shares of Common Stock of the Company. For additional information on Section 912 and its consequences, see "Section 912" on page 15. White & Case discussed the possibility of imposing modified restrictions on the Buyer for a limited period of time after the consummation of the Transaction. Some of these restrictions were agreed to and incorporated in the Subscription Agreement. See "Description of the LCA Subscription Agreement" on page 29. The parties also discussed the possible extension of the maturity of the Note, which was originally due and payable on December 17, 2001.

   On October 24, 2001, the Special Committee, together with a representative of White & Case, spoke with Mr. Nederlander regarding the shareholder approval requirement of the NASD. The Special Committee also told Mr. Nederlander that it would require a vote of the majority of the shareholders, excluding the Selling Shareholders, whether or not the NASD rules required shareholder approval. It was subsequently determined to submit the Transaction for shareholder approval due to the interests that certain directors and shareholders had in the Transaction and in accordance with NASD requirements. Mr. Nederlander suggested that all the executed documents and the consideration relating to the Transaction be put into escrow and released only upon securing the required shareholder approval.

   On October 25, 2001, the Special Committee and the Board of Directors met with the Buyer to discuss the need to submit the Transaction to shareholder approval. The Buyer was informed that the vote of the majority of the disinterested shareholders would be sought and the Buyer agreed.

   The Special Committee contacted three investment banking firms to provide a fairness opinion with respect to the Transaction, spoke with representatives of all these firms and explained to them the Transaction and the background of the Transaction. On October 26, 2001, the Special Committee retained Friedman Turbidy & Company, Inc. ("Friedman Turbidy") to act as financial advisor to the Special Committee to render its opinion as to whether the Transaction was fair, from a financial point of view, to the shareholders of the Company, other than the Selling Shareholders. Friedman Turbidy was selected based on its proposal, its familiarity with the travel and timeshare industry and its experience in evaluating similar kinds of transactions. Friedman Turbidy was retained without any understanding, implicit or explicit, that it would find that the Transaction was in the best interests of the Company and its shareholders, other than the Selling Shareholders. On the same date, Friedman Turbidy began to conduct its due diligence on the Buyer and the Transaction.

   On October 30, 2001, at a meeting of the Company's Board of Directors, the Board of Directors amended the bylaws of the Corporation, which provided that there must be a minimum of three directors to constitute an executive committee or any other committee, to allow for such committee to consist of at least one member. The Board of Directors thereafter reconstituted the Special Committee, appointed Mr. Ross as its sole member, ratified all past actions taken by Mr. Ross in that capacity and confirmed the role of the Special Committee as negotiating with the Buyer the terms of the Transaction and approving the Transaction in accordance with Section 912.

   On November 8, 2001, the Note was amended to increase its face amount to $3 million from $2.8 million and to require payment of the principal and interest under the Note on the earlier of February 1, 2002 or the date on which the Company and the Buyer consummate the Transaction contemplated by the Subscription Agreement. In addition, the parties agreed that the Second Tranche would be advanced on or before November 30, 2001. In the event that shareholder approval for the Subscription Agreement is obtained, the Note would be surrendered to the Company as payment of the purchase price for seven hundred and fifty thousand (750,000) of the Company Shares to be issued under the Subscription Agreement. In the event that shareholder approval is not obtained, the Note would become due and payable on February 1, 2002.

   On November 15, 2001, the Note was again amended to extend its maturity to the earlier of August 31, 2002 or the date on which the Company and the Buyer consummate the Transaction contemplated by the Subscription Agreement. The Company received the Second Tranche on November 27, 2001.

   On November 19 and 20, in several meetings between the Special Committee and the Buyer, the parties discussed the manner by which the Company Shares would be distributed to the Buyer's preferred shareholders, the reason for the distribution and whether this distribution violated any securities laws of the United States. The Buyer assured the Special Committee that, based upon its review, such distribution would not violate any securities laws. Further, the parties discussed the nature of the $2 million financing commitment and the identity of the investor. In addition, the parties discussed the resignation of Mr. Nederlander as Chief Executive Officer of the Company, the resignation of Mr. Cohen as President of the Company and President and Chief Executive Officer of PEC and their replacement by Mr. Kephart upon the deposit of the Transaction documents into escrow and the reason why the Buyer thought this was necessary. The parties also discussed that during the interim period commencing from Mr. Kephart's election until the consummation of the Transaction (the "Interim Period"), certain extraordinary actions of Mr. Kephart would be subject to the approval of the board of directors, including a majority of the independent directors. The parties clarified that in the event shareholder approval is not obtained, Mr. Kephart will resign from these positions and Mr. Nederlander and Mr. Cohen will reassume their previous positions. For more information, see "Replacement of Officers and Directors of the Company and PEC" on page 26.

   On November 20, 2001, the Buyer advised the Company that it desired to provide equity instead of debt for the $2 million commitment and that it had obtained an executed commitment letter from Doerge in which Doerge committed to execute and deliver to the Company a subscription agreement to purchase 500,000 shares of the Company's Common Stock subject to the filing of a registration statement. The Special Committee was informed of this on November 23.

   On December 2, 2001, at a meeting of the Special Committee, Friedman Turbidy and White & Case, the Special Committee received a presentation from Friedman Turbidy regarding the financial terms of the Transaction. Friedman Turbidy delivered its fairness opinion to the Special Committee to the effect that the Transaction was fair, from a financial point of view, to the shareholders of the Company, other than the Selling Shareholders. The fairness opinion is more fully described under "Opinion of the Financial Advisor to the Company" on page
18. In addition, White & Case reviewed with the Special Committee its fiduciary duties in connection with the approval of the proposed Transaction. After the discussion, the Special Committee determined that the proposed Transaction was in the best interests of the Company and its shareholders, other than the Selling Shareholders. Following this presentation and the receipt of the fairness opinion, the Special Committee authorized and approved the Transaction and recommended it be submitted to the Company's shareholders for their approval. The Special Committee also determined that in light of the Buyer's requirement that this be a condition for it to enter into the Transaction, the election of the seven individuals designated by the Buyer to replace the entire existing Board of Directors was in the best interests of the Company and its shareholders, other than the Selling Shareholders. Accordingly, the Special Committee authorized and approved the nomination of the seven individuals designated by the Buyer to replace the entire existing Board of Directors. In addition, the Special Committee determined that Mr. Kephart's assumption of the positions of Chief Executive Officer of the Company, President of the Company and President and Chief Executive Officer of PEC during the interim period, in light of the previous extension by the Buyer of short-term financing and its requirement that it be given a sufficient degree of control over the use of the funds transferred to the Company in the short-term financing, were appropriate.

   On December 3, 2001, the Company's Board of Directors met in order to determine whether or not to approve and recommend to the shareholders the election of the seven individuals designated by the Buyer to replace the entire existing Board of Directors and to approve the resignation of Mr. Nederlander as Chief

Executive Officer of the Company, the resignation of Mr. Cohen as President of the Company and President and Chief Executive Officer of PEC, and their replacement by Mr. Kephart during the interim period, effective upon the deposit of the Transaction documents into escrow. After some discussion, it was determined that the nomination of the Buyer's nominees, in light of (i) the Buyer acquiring control of the Company if shareholder approval of the Transaction is obtained and (ii) the recommendation of the Special Committee, was in the best interests of the Company and its shareholders, other than the Selling Shareholders. It was also determined that Mr. Kephart's assumption of the positions of Chief Executive Officer of the Company, President of the Company and President and Chief Executive Officer of PEC during the interim period, in light of the previous extension by the Buyer of short-term financing and its requirement that it be given a sufficient degree of control over the use of the funds transferred to the Company in the short-term financing, were appropriate. Accordingly, the Board of Directors unanimously approved the nomination of the seven nominees designated by the Buyer to replace the entire existing Board of Directors. The Board of Directors also unanimously approved the resignation of Mr. Nederlander as Chief Executive Officer of the Company, the resignation of Mr. Cohen as President of the Company and President and Chief Executive Officer of PEC, and their replacement by Mr. Kephart during the interim period, effective upon the deposit of the Transaction documents into escrow. Because Mr. Robert E. Nederlander, Mr. Jerome J. Cohen, Mr. Herbert B. Hirsch, Mr. John E. McConnaughy, Mr. Eugene I. Schuster and Mr. Leonard Toboroff were interested in the Transaction, the Board of Directors did not vote to authorize and approve the Transaction. However, Mr. Nederlander, Mr. Cohen, Mr. Hirsch, Mr. McConnaughy, Mr. Schuster and Mr. Toboroff each stated for the record that they concurred in the Special Committee's determination that the Transaction was in the best interests of the Company and its shareholders, other than the Selling Shareholders.

   On December 13, 2001, the Buyer entered into a subscription agreement (the "LCA Subscription Agreement") with the Company under which the Company agreed to issue and sell to the Buyer 750,000 shares of the Company's Common Stock for a purchase price of four dollars ($4.00) per share. Simultaneously, the Company entered into a subscription agreement (the "Doerge Subscription Agreement" and, together with the LCA Subscription Agreement, the "Subscription Agreements") with Doerge under which the Company agreed to issue and sell to Doerge 500,000 shares of the Company's Common Stock for a purchase price of four dollars ($4.00) per share. Doerge is an investor procured by the Buyer to provide an additional $2 million of equity into the Company as a condition to the signing of the LCA Subscription Agreement. The LCA Subscription Agreement provides for the payment of the purchase price to be made by the Buyer (i) through the surrender to the Company of the Note and (ii) through the delivery of a certified or official bank check payable to the Company or a wire transfer to an account designated by the Company, in an amount equal to the aggregate purchase price less the amount outstanding under the Note on such date. The Doerge Subscription Agreement provides that the purchase price will be paid in cash through the delivery of a certified or official bank check payable to the Company or a wire transfer to an account designated by the Company. The obligations of the parties to consummate the Transaction contemplated by the Subscription Agreements are subject to the Company obtaining the approval of a majority of the Company's shareholders, excluding the Selling Shareholders, the consummation of the Transactions contemplated by the Securities Purchase Agreement, the approval of the Special Committee having not been withdrawn and, in the case of the Doerge Subscription Agreement, the filing of a registration statement registering the resale of the shares to be purchased by Doerge in the Transaction. See "Registration Rights Agreement" on page 35.

   Also, on December 13, 2001, the Buyer entered into the Securities Purchase Agreement with the Selling Shareholders to purchase an aggregate of 1,269,634 shares of the Company's Common Stock owned by the Selling Shareholders for an aggregate purchase price of $5,078,536. The Special Committee had required the execution and delivery of the Subscription Agreement by the Buyer as a condition precedent to the execution and delivery of the Securities Purchase Agreement. The number of shares to be sold by each Selling Shareholder is set forth below:

                                                                       # of
                                                                     Shares of
                                                                      Common
                                                                     Stock to
               Selling Shareholder                                    be Sold
               -------------------                                   ---------
     Robert E. Nederlander..........................................   297,807
     Robert E. Nederlander Foundation...............................    16,666
     RER Corp.......................................................    41,666
     Herbert B. Hirsch..............................................   250,410
     Growth Realty, Inc. ...........................................   211,506
     Growth Realty Holdings L.L.C. .................................    39,166
     Jerome J. Cohen................................................   183,660
     Rita Cohen, trustee under an indenture of trust dated October
      25, 1991......................................................    83,333
     Rita and Jerome J. Cohen Foundation, Inc. .....................     4,000
     John E. McConnaughy, Jr. ......................................    22,328
     Don A. Mayerson................................................   119,092
                                                                     ---------
       Total........................................................ 1,269,634

 Restructuring of the Subordinated Debt

   The Company acquired PEC through the assignment of certain interests by the Assignors (as hereinafter defined). In connection with this acquisition, on January 31, 1995, an aggregate of $13.3 million was payable by the Company to Comay Corp., an affiliate of Mr. Cohen ("Comay"), GRI, an affiliate of Mr. Schuster, RER Corp., an affiliate of Mr. Nederlander ("RER"), and H&H Financial Inc., an affiliate of Mr. Hirsch ("H&H"), (Comay, GRI, RER and H&H are collectively referred to as the "Assignors"). Each of the Assignors is an affiliate of an officer or a director of the Company. On March 2, 1995, the Assignors agreed to defer payment of $10 million of the amounts due to them under an amendment to the related Assignment and Assumption Agreement providing for the subordination of such amounts to payment of debt for money borrowed by the Company or obligations of the Company's subsidiaries guaranteed by the Company (the "Subordinated Debt"). By September 1, 1998, the principal on the Subordinated Debt had been reduced to $4,285,714.29 by the payments of cash and a $4.25 million reduction, in August 1997, related to the exercise, in a non-cash transaction, by the Assignors of warrants to purchase 166,666 shares of the Company's Common Stock at an exercise price of $25.50 per share. Subsequent amendments to the Assignment and Assumption Agreements provided for additional deferrals from time to time of the principal payments. The most recent of these amendments was the Amended and Restated Fourteenth Amendment to the Assignment and Assumption Agreement which was executed as of November 15, 2001 and deferred the payment of both the principal and the interest accrued from March 1, 2001 until March 1, 2002. Interest of $428,571 on the Subordinated Debt was paid during fiscal 2001. The Subordinated Debt is collateralized by a pledge of 100% of PEC's outstanding stock.

   On December 3, 2001, the Company entered into a Fifteenth Amendment (the "Fifteenth Amendment") to the Assignment and Assumption Agreement which, subject to the Transaction being approved by the Company's shareholders, would:

     1) terminate the pledge of the PEC outstanding stock and replace such pledge with a pledge of all of the outstanding stock of CNUC;

     2) defer payment of the remaining principal payments aggregating $4,210,714.29 and all accumulated interest from March 1, 2001 (the "Payment") until a contemplated sale of substantially all of CNUC's assets (the "Asset Sale") is consummated or terminated, but in no event, later than August 31, 2002 (the "Due Date"); and

     3) limit recourse to the pledged stock of CNUC and an assignment of proceeds of the Asset Sale; provided that such recourse is capped at an amount equal to $5.2 million.

   In exchange for the Assignors agreeing to such amendment, including the deferment of principal and accrued interest payments, the release of the pledge of the PEC stock and the limitation of recourse for the collection of the Assignment Amount (as defined below) to the CNUC stock (which stock may be transferred only with the consent of the Nevada Public Utilities Commission) and the assignment of the proceeds of the Asset Sale, the Company will make an At Risk Payment to the Assignors in an amount equal to $644,643.00 (the "At Risk Payment" and, together with the Payment and interest owed thereon, the "Assignment Amount") on the Due Date.

   Neither Mego nor PEC will have any further liability beyond that disclosed above for the subordinated debt. The Company believes that the land holdings currently serviced by CNUC will not be adversely impacted by the sale of CNUC.

   The Fifteenth Amendment and other ancillary documents implementing the transactions contemplated by the Fifteenth Amendment have been deposited with an escrow agent to be released upon consummation of the Transaction and in accordance with the terms of an escrow agreement. See "Escrow" on page 34.

  Nasdaq National Market Listing

   The Company's Common Stock is listed on the Nasdaq National Market (the "NNM") operated by Nasdaq. Nasdaq has established rules of corporate governance which must be followed by all issuers whose securities are listed on the NNM. Pursuant to these rules, the Company is required to obtain shareholder approval prior to the issuance of securities:

     1) that will result in a change in control of the Company or

     2) in connection with a transaction other than a public offering involving:

       (a) the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable for Common Stock) at a price less than the greater of book or market value which together with sales by officers, directors or substantial shareholders of the company equals 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance; or

       (b) the sale, issuance or potential issuance by the Company of Common Stock (or securities convertible into or exercisable Common Stock) equal to 20% or more of the Common Stock or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

     This rule is referred to in this Proxy Statement as the "Nasdaq 20% Limitation."

   In light of the requirements of the Nasdaq 20% Limitation, the Company is requesting that the shareholders approve the issuance by the Company of 750,000 shares of the Company's Common Stock to the Buyer and 500,000 shares of the Company's Common Stock to Doerge under the terms of the respective Subscription Agreements. Furthermore, in light of the fact that sales of the Sellers Shares if aggregated with the issuance by the Company of the Company Shares may violate the Nasdaq 20% Limitation, the Company is requesting that the shareholders approve the Securities Purchase Agreement. The Transaction, including the restructuring of the Subordinated Debt, is being submitted for shareholder approval also due to the interests certain directors have in the Transaction.

Section 912

   Section 912 of the New York Business Corporation Law prohibits any business combination with, involving or proposed by any interested stockholder for a period of five years after the date on which that stockholder became an interested stockholder. After the five-year period, a business combination between a resident domestic corporation and an interested stockholder is prohibited unless either certain "fair price" provisions are complied with or the business combination is approved by a majority of the outstanding voting stock not beneficially owned by the interested stockholder or its affiliates. The term "business combination" is defined to include a variety of transactions, including:

  --issuances of stock, liquidations, reclassifications;

  --mergers, sales or dispositions of assets; and

  --benefits from the corporation, including loans or guarantees.

   The term "interested stockholder" is defined generally as any person who, directly or indirectly, beneficially owns 20% or more of the outstanding voting stock of a New York corporation.

   A New York corporation may adopt an amendment to its bylaws expressly electing not to be governed by Section 912. The amendment must be approved by the affirmative vote of the holders, other than interested stockholders and their affiliates and associates, of a majority of the outstanding voting stock, excluding the voting stock of interested stockholders and their affiliates and associates. Such amendment will not, however, be effective until 18 months after such stockholder vote and will not apply to any business combination with an interested stockholder who was such on or before the effective date of such amendment. The Company has not amended its bylaws in this manner and, accordingly, remains governed by Section 912.

   However, the restrictions of Section 912 do not apply to any business combination with an interested stockholder if the business combination or the purchase of stock by the interested stockholder is approved by the board of directors of the New York corporation. On December 2, 2001, the Special Committee determined that the Transaction was in the best interests of the Company and its shareholders, other than the Selling Shareholders, and authorized and approved the Transaction. Accordingly, both the purchase of the Sellers Shares by the Buyer as well as the issuance of the Company Shares to the Buyer, which would constitute a business combination under Section 912, have received Special Committee approval, as a result of which the restrictions of Section 912 do not apply to the sale and issuance of the Seller Shares and the Company Shares to the Buyer. However, the Special Committee did not waive the application of the restrictions of Section 912 with respect to the Buyer's redistribution of the Company Shares and the Sellers Shares to its preferred shareholders and the issuance and sale of the Company Shares to Doerge.

Recommendation of the Special Committee and Reasons for the Transaction

   At its meeting on December 2, 2001, the Special Committee determined that the proposed Transaction is in the best interests of the Company and its shareholders, excluding the Selling Shareholders. The Special Committee based its determination on a number of factors, including the following:

  --the presentations delivered by Friedman Turbidy to the Special Committee on December 2, 2001 and the written opinion of Friedman Turbidy dated December 2, 2001 addressed to the Special Committee to the effect that, as of the date of the opinion and based on and subject to the matters set forth in the opinion, the Transaction was fair from a financial point of view to the Company and its shareholders, other than the Selling Shareholders;

  --the terms of the Securities Purchase Agreement, the Subscription
    Agreements, the short-term financing arrangement with the Buyer, the Registration Rights Agreement, the modified payment and security terms of certain outstanding subordinated debt issued by the Company to certain affiliates of certain directors and shareholders of the Company and the related security agreements, which were the product of arms' length negotiations among the parties;

  --the Company's increased cash resources as a result of the cash infusion by the Buyer through the short-term financing arrangement and the additional equity provided by the Buyer's purchase and the commitment by Doerge in the amount of $2 million, which would not have been provided unless the Company entered into the Subscription Agreements and the Registration Rights Agreement, and unless the Selling Shareholders entered into the Securities Purchase Agreement;

  --the fact that the Company had also held discussions with other potential lenders and investors, and that the Company believed that the Transaction with the Buyer represented the only readily available transaction to the Company that would provide the cash necessary to enable the Company to fund its ongoing operations and offer a reasonable opportunity to enable the Company to achieve its strategic objectives;

  --the Company's lack of cash to expand its business had adversely affected the value of the Company's franchise;

  --that, based upon the projections of management, following the consummation of the Transaction, the Company would have sufficient liquidity, including cash flows from its operations, to conduct its business;

  --the fact that, although the approval of the Transaction by the Special
    Committee would, under Section 912, permit the Buyer to enter into certain business combinations with the Company that would otherwise be prohibited for a period of five years from the time the Buyer acquires 20% of the shares of Common Stock of the Company, the standstill provisions in the Subscription Agreement sufficiently limit, within a period of 2 years from the date thereof, any transfer by the Buyer, certain of its investors and/or Doerge of the Common Stock (subject to certain exceptions) or any business combinations between the Buyer, certain of its investors and/or Doerge, on the one hand, and the Company, on the other hand, that may adversely affect the shareholders, unless approved by the Board of Directors, including a majority of the independent directors, of which there will always be three elected to the Board of Directors.

  --the fact that the waiver of Section 912 did not apply to the Buyer's redistribution of the Company Shares and the Sellers Shares to its preferred shareholders and did not apply to the issuance and sale of the Company Shares to Doerge;

  --the fact that, only the minimum standard representations and warranties were required to be made by the Company in the Subscription Agreements; and

  --the fact that, upon the completion of the distribution by the Buyer to its preferred shareholders of the shares of Common Stock of the Company issued to and purchased by it, no entity, other than certain shareholders listed under the caption "Security Ownership" on page 40, will own more than 5% of the shares of Common Stock of the Company.

   The Special Committee also considered a number of potentially negative consequences of the Transaction in its deliberations, including:

  --the reduction in the Company's earnings per share due to the dilution of the percentage ownership of the existing holders of the shares of Common Stock of the Company resulting from the issuance of the Company Shares pursuant to the Subscription Agreements. Immediately following the Transaction, the Buyer will beneficially own 2,019,634 shares of Common Stock of the Company or 42.5% of the Company's outstanding shares while Doerge will beneficially own 500,000 shares of Common Stock of the Company or 10.5% of the Company's outstanding shares;

  --the possible decline in the market price of the shares of Common Stock of the Company caused by the sale by shareholders of their shares as a result of the perceived risk of dilution of the earnings per share and voting rights of the shareholders of the Company;

  --the possible engagement in short sales by third parties as a result of the possible perceived risk of dilution and decline in the market price of the shares of Common Stock of the Company;

  --the significant ownership interests of the Buyer and related parties in the Company could effectively deter third parties from making an offer to acquire the Company after the consummation of the Transaction, which offer could involve a premium stock price or other benefits for shareholders or otherwise prevent changes in control or management of the Company after the consummation of the Transaction;

  --new management may not be able to improve the value of the Company's franchise with its operations;

  --the prospect of recovery of the timeshare and travel industry, generally, from the events of September 11, 2001 and a slow economy; and

  --the risk that the benefits sought to be achieved in the Transaction will not be achieved.

   This discussion of information and factors considered by the Special Committee is not intended to be exhaustive but is intended to summarize all material factors considered by the Special Committee. In view of the wide variety of factors considered by the Special Committee, the Special Committee did not find it practicable to quantify or otherwise assign relative weights to the specific factors considered. However, after taking into account all of the factors set forth above, the Special Committee has determined that the Transaction is in the best interests of the Company and its shareholders, other than the Selling Shareholders, and that the Company should enter into the Transaction.

   Based on the foregoing, including the opinion of Friedman Turbidy, the Special Committee has approved and adopted the Transaction as set forth in Proposals 1, 2 and 3 and determined that it is in the best interest of the Company and its shareholders, other than the Selling Shareholders, and recommends that the shareholders vote for the proposal to approve the Subscription Agreements, for the proposal to approve the Securities Purchase Agreement and for the proposal to approve the amendment of the terms of the Subordinated Debt.

   Because of their interest in the Transaction, Robert E. Nederlander, Herbert
B. Hirsch, Jerome J. Cohen, John E. McConnaughy, Jr., Eugene A. Schuster and Leonard Toboroff did not vote to approve the Transaction. However, each of them stated for the record that they concurred in the Special Committee's determination that the Transaction was in the best interests of the Company and its shareholders, other than the Selling Shareholders.

Opinion of Financial Advisor to the Company

   Friedman Turbidy & Company, Inc. ("Friedman Turbidy") was retained by the Special Committee of the Board of Directors of the Company to render an opinion as to the fairness, from a financial point of view, to the Company and its shareholders other than the Selling Shareholders, of the Transaction. At the December 2, 2001 meeting of the Special Committee of the Board of Directors of the Company, Friedman Turbidy presented its analysis, as hereinafter described, and delivered its written opinion that, as of such date and based on matters described therein, the Transaction was fair, from a financial point of view, to the Company and its shareholders other than the Selling Shareholders.

   Friedman Turbidy's understanding of the Transaction appears below:

   The Transaction involves (i) the Company agreeing to issue and sell to the Buyer 750,000 shares of Common Stock of the Company, at a purchase price of $4.00 per share, under the LCA Subscription Agreement, (ii) certain shareholders of the Company, some of whom are also directors of the Company, agreeing to sell to the Buyer 1,269,634 shares of Common Stock of the Company at a purchase price of $4.00 per share under the Securities Purchase Agreement,
(iii) the Buyer arranging for Doerge, an unaffiliated third party, to purchase an additional $2,000,000 of Common Stock of the Company under the Doerge Subscription Agreement on substantially the same terms as those in the LCA Subscription Agreement, (iv) the Company agreeing to execute a registration rights agreement with the Buyer and Doerge under which the Company agrees to file a registration statement with the Securities and Exchange Commission with respect to all the shares of Common Stock of the Company issued and sold to the Buyer and Doerge pursuant to the Subscription
Agreements and the Securities Purchase Agreement, including the shares of Common Stock being distributed by the Buyer to its preferred shareholders, and
(v) the amendment of the payment and security terms of certain outstanding subordinated debt (the "Subordinated Debt") issued by the Company to affiliates of certain of its officers and directors, together with the related security agreements, are amended, which amendment includes the payment of an At Risk Payment on the Subordinated Debt. The Transaction is subject to approval of the Company's shareholders.

   ATTACHED AS ANNEX A IS THE FULL TEXT OF THE WRITTEN OPINION OF FRIEDMAN TURBIDY DATED DECEMBER 2, 2001 WHICH SETS FORTH, AMONG OTHER THINGS, THE OPINION EXPRESSED, THE ASSUMPTIONS MADE, THE PROCEDURES FOLLOWED, THE MATTERS CONSIDERED AND THE LIMITATIONS OF THE REVIEW UNDERTAKEN BY FRIEDMAN TURBIDY. THE COMPANY'S SHAREHOLDERS ARE URGED TO READ THE FRIEDMAN TURBIDY OPINION IN ITS ENTIRETY. THE FRIEDMAN TURBIDY OPINION DOES NOT CONSTITUTE AN OPINION AS TO HOW THAT SHAREHOLDER SHOULD VOTE OR OTHERWISE ACT AS TO THESE MATTERS. THE DISCUSSION OF THE FRIEDMAN TURBIDY OPINION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE FULL TEXT OF THE OPINION.

   In connection with the preparation of its opinion, Friedman Turbidy made such review, analyses and inquiries as it deemed necessary and appropriate under the circumstances. Among other things, Friedman Turbidy:

     I. Analyzed the business plan and financial projections prepared by LC Acquisition in October 2001.

     II. Analyzed information with respect to the Company, including audited financial statements of the Company for the twelve-month period ended August 31, 2001, interviewed corporate management and reviewed marketing information and various internal management documents.

     III. Analyzed the internal unaudited financial statement of PEC's wholly-owned subsidiary, Central Nevada Utility Company.

     IV. Analyzed unaudited financial statements of PEC for the year ended August 31, 2000 and for the nine-month period ended May 31, 2001.

     V. Reviewed various documents filed by the Company with the Securities and Exchange Commission, including but not limited to the Forms 10-K for the years ended August 31, 1997, 1998, 1999, 2000, and 2001, and the Proxy Statement filed in connection with the annual shareholders meeting that was held on May 16, 2001. Interviewed members of the Board of Directors and management of the Company to assess their views regarding the historical performance and future prospects for the Company.

     VI. Interviewed the principals of LC Acquisition to assess their current and future plans for the Company, including expanding operations, cost cutting programs and possible ways to raise capital for the Company.

     VII. Analyzed historical stock prices of the Company.

     VIII. Met with Friedman, Billings, Ramsey & Co., Inc., the major market maker of the Company's stock and a substantial investor in the Company, to discuss the history of trading in the Company's shares. Friedman Turbidy is not associated with Friedman, Billings, Ramsey & Co., Inc.

     IX. Considered relevant data of the Company and have compared that data with applicable data for publicly held companies with investment characteristics relevant to the Company.

     X. Considered the prospective financial performance of the Company as planned by current management, and as an entity under the direction of new management.

     XI. Considered the financial condition, risks and strategic and financing alternatives of the Company.

     XII. Considered the potential impact of the Transaction upon the future stock price of the Company after implementing plans promulgated by LC Acquisition and new management.

     XIII. Considered the registration issues associated with the 120-day waiting period and potential limitations on dispositions in the secondary market of the Company's common shares by LC Acquisition's shareholders.

     XIV. Considered the impact on value of the newly issued unregistered shares of the Company issued in conjunction with the cancellation of the promissory note of the Company to LC Acquisition.

     XV. Evaluated the impact on the value on the common shares of the Company of the sale of CNUC and the elimination of Subordinated Debt currently owed by the Company.

     XVI. Considered the payment by the Company of the At Risk Payment to the holders of the Subordinated Debt.

     XVII. Considered the impact of the Company expanding into the travel and leisure market and the synergy with current business.

     XVIII. Considered such other information, financial studies, and analyses as it deemed relevant, and performed such analyses, studies and investigations, as it deemed appropriate.

     XIX. Reviewed the Subscription Agreements, the Securities Purchase Agreement, the Registration Rights Agreement and the amendment to the documents governing the Subordinated Debt.

 Material Factors Considered

   In evaluating the Transaction, Friedman Turbidy considered a number of factors, including:

     1. The Company's concerns that prior to the Transaction its level of debt was higher than the Company's lenders were comfortable with.

     2. The Company's concerns that prior to the Transaction the Company was not in compliance with all of the covenants contained in its borrowing agreements with its lenders.

     3. The Company's concerns that prior to the Transaction, its largest lender, Finova, was in liquidation under Chapter XI and might not be able to continue to finance the Company in the future.

     4. The Company's statements that its lenders would like to see additional equity infused in the Company instead of debt.

     5. The Company's concerns that if the Transaction were not completed the $3 million loan from LC Acquisition would need to be repaid, putting further pressure on the Company's leveraged financial situation.

     6. The Company's attempts to secure a merger or investment partner during 2000 and 2001 involved contacts with numerous entities, and were not successful.

     7. The Company's financial projections for FY 2002, based on its plan to continue to do business as it had in the past, showed after tax earnings would be reduced.

     8. The new management's financial projections for FY 2002, based on changes in sales commissions and the terms of sales to enable cost reductions, and a new approach to financing land and interval sales, showed after tax earnings would be increased.

 Friedman Turbidy's review of the changes to the Terms and Security for the Subordinated Debt

   As part of its analysis of the Transaction, Friedman Turbidy considered the changes being made to the Subordinated Debt. It was noted that the pre-Transaction position of the Subordinated Debt holders included a guarantee from PEC and 100% of PEC's stock as collateral. It also specified a maturity date of March 1, 2002, according to the 14th Amendment to the Subordinated Debt Agreement. After the Transaction, the holders will now have debt collateralized with 100% of the stock of CNUC, the assets of which entity are to be sold subject to an agreement with Utilities Inc. The holders will have an interest in the proceeds of that sale, stated at $5,500,000, before expenses of the sale. This interest is further limited to an absolute maximum of $5,200,000. The holders, in return for accepting this change in collateral, will be entitled to continue to receive interest on the outstanding principal ($4,210,714) at an annual rate of 10% (or $1,153.42 per diem) and an "At Risk Payment" equal to $644,643. The maturity of the Notes is extended to the earlier of August 31, 2002, or the time of the sale of CNUC's assets. Calculating the amounts that would be paid to the Subordinated Debt holders if the Transaction were to close on August 31, 2002, the amount of money that would be owed at the time, including interest and the At Risk Payment, would be $5,488,659. Since this is greater than the $5,200,000 maximum entitlement, the amount that would actually be paid under those conditions would be $288,659 less than otherwise paid. Since the interest could be assumed to have been paid in all cases, the At Risk Payment would effectively be reduced by 45%, to $355,984. Calculating the impact of an earlier sale, it was estimated that the closing would need to take place on or before December 24, 2001 in order for the Subordinated Debt holders to receive the full At Risk Payment and accrued interest.

   It was also noted that in the event of a failure to close the CNUC transaction, the Subordinated Debt holders would have no recourse to PEC or Mego, but would be able to foreclose on their collateral at a date no earlier than August 31, 2002. However, the ability of the Subordinated Debt holders to realize any financial benefit from such a foreclosure (e.g. sale of the business or assets to a third party) would be subject to the approval of the Nevada Public Utility Commission, which may or may not be granted.

 Friedman Turbidy's Review of the Impact of the Transaction on Current Shareholders' Claim to Mego Earnings and Share Price

   Friedman Turbidy reviewed the earnings that would be available to common shareholders under the assumption that (1) the current management team continued to pursue its plans as it has in the past, or (2) the new management team embarked on a program of cost-reduction and alternative financing strategies. The result of the analysis revealed that earnings per share available to common shareholders would be lower in FY 2002 based on the plans of current management. By comparison, earnings per share available to common shareholders would be higher in FY 2002 based on the plans of the incoming management team, after adjusting for the dilution that would take place in FY 2002 due to the issuance of 1,250,000 additional shares.

   If it is assumed that the price earnings multiple of Mego were to remain the same as it was pre-Transaction (3.5x), the share price of Mego would be expected to increase under the plan of new management based on increased per share earnings. If new management is successful in diversifying into travel and leisure and is perceived as such by the investor community, then higher price-earnings multiples might be applied such as those associated with companies in those industries. The chart below summarizes the trading and operating multiples of some companies that might be comparable in such a circumstance.

                                                 Stock Price
                                                    (as of             P/E Ratio
    Company                      Industry         11/26/01)    Sales     (TTM)
    -------               ---------------------- ----------- --------- ---------
Bluegreen Corporation...  Construction Services    $ 2.06      276.5 M    8.96
Tri-National Development
 *......................  Construction Services    $ 0.02    1,000.0        NA
ILX Resorts, Inc........  Hotels & Motels          $ 6.80       47.9 M   12.16
Sunterra Corporation....  Hotels & Motels          $ 0.10      490.8 M      NA
Cendant.................  Lodging                  $16.00       7.34 B    15.9
Fairfield Communities...  Subsidiary of Cendant
Trendwest Resorts.......  Lodging                  $33.50      446.5 M   16.31
Marriot.................  Lodging                  $35.42       10.4 B   18.21
ResortQuest
 International..........  Lodging                  $ 5.10      163.1 M   18.82
Starwood Hotels.........  Lodging                  $26.02       4.19 B   16.08
Starwood Vacation
 Ownership..............  Subsidiary of Starwood
Silverleaf Resorts......  Lodging
Mego Financial Corp.....  Real Estate Operator     $ 4.17        99.7M    3.46

--------
*  Tri-National Development filed for Chapter 11 protection in October 2001.

 Friedman Turbidy Stock Price Review

   As a part of its analysis of the Transaction, Friedman Turbidy reviewed the trading range of the Mego common stock (MEGO) during the three-month period 5/21/01 to 8/21/01 and the period 8/22/01 to 11/29/01. These periods were chosen due to the understanding that discussions between LC and Mego began in late August of 2001. It was observed that the share price in the first period averaged $3.83 per share, and in the second period $4.08 per share.

   Based on the issuance of 1,250,000 additional shares at an aggregate purchase price of $5 million, the calculated equity capitalization (market price of common shares multiplied by outstanding shares, plus the purchase price of new shares) increases as a result of the Transaction by an average of $0.05 per share during the first period. During the more recent second period, that same calculation would result in a decrease of an average of $0.02 per share. The movement of the stock price during these two periods can be seen in the charts below.

Simple 50 Day Moving Average


   Friedman Turbidy has assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by it. Friedman Turbidy assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses, and that they were prepared in good faith and on bases reflecting the best currently available judgments and estimates of the Company's management. Friedman Turbidy expresses no opinion with respect to such projections, forecasts or analyses, or the assumptions upon which they are based, and has also assumed that the new management of the Company, after the consummation of the terms of the Transaction, will be able to successfully implement the revenue enhancing, cost cutting and financing improvements for the Company.

 Fees and Expenses

   Pursuant to an agreement dated October 26, 2001, Friedman Turbidy & Co., Inc. was retained by the Special Committee of the Board of Directors of the Company to analyze the fairness of the Transaction from a financial point of view, to the Company and its shareholders, other than the Selling Shareholders. The Company paid Friedman Turbidy & Co., Inc. a fee of $100,000 plus its reasonable out-of-pocket expenses incurred in connection with the rendering of its fairness opinion. The Company further agreed to indemnify Friedman Turbidy against certain liabilities and expenses in connection with the rendering of its services.

   Friedman Turbidy does not beneficially own any interest in the Company.

   The full text of Friedman Turbidy's written opinion, dated December 2, 2001 to the Special Committee, which sets forth the procedures followed, assumptions made, matters considered and limitations on the review undertaken, is attached as Annex A. The Friedman Turbidy opinion was provided for the information of the Special Committee in its evaluation of the Transaction and is not intended to be, nor does it constitute, a recommendation as to how any holder of the shares of Common Stock of the Company should vote with respect to the Transaction.

                                 PROPOSAL NO. 4

Election of Directors

   The Company is also seeking shareholder election of seven members to the Company's Board of Directors. If elected, the nominees shall serve until the 2002 annual meeting of shareholders and until their successors have been duly elected and qualified. Messrs. Floyd W. Kephart, Spencer I. Browne, Michael H. Greco, James D. Locke, Ross Mangano, Thomas G. Palmer and Edward J. Wegel (the "Nominees"), each of whom is a designee of the Buyer, have been nominated to serve as directors of the Company. If the Nominees are elected their election will replace the entire existing Board of Directors of the Company. Management has no reason to believe that any of the Nominees will not be a candidate or will be unable to serve as Director. However, in the event that any Nominee should become unable or unwilling to serve as a Director, the proxy will be voted for the election of such person or persons as shall be designated by the Board of Directors with the consent of the Buyer.

Nominees

   Set forth below is certain information with respect to each Nominee:

   Floyd W. Kephart (59) has been the interim Chief Executive Officer and President of the Company since December 13, 2001 and a partner in Union Square Partners since October 1, 2000. He has been Chief Executive Officer of the Buyer since its formation in October 2000. In addition, Mr. Kephart has served as Chairman of the Board of Directors of SolutionsAmerica since its inception in July 1999. Mr. Kephart has served on several corporate boards and on the Securities and Exchange Commission's Advisory Commission on Small Capital Formation. He has been a frequent speaker on issues relating to future trends in business and government. Mr. Kephart has held several government positions and has served as a policy consultant to three presidential administrations. As a consultant to business, he has worked with over 30 Fortune 150 clients, including General Motors, Sony Pictures Entertainment, Procter & Gamble, Chrysler, ABC, NBC and Columbia/HCA, and has provided media training or advice on corporate strategy to more than 100 corporate executives and celebrities. Mr. Kephart has served as Chairman and Chief Executive Officer of Artists & Entertainment, Inc. since 1987. Mr. Kephart also served as Chairman of the Board of Directors of SCA, Inc. from January 1997 to May 1999. Artists & Entertainment, Inc. was a shareholder in SCA, Inc. The other shareholders of SCA, Inc. deadlocked over the operation of the corporation and decided to put the corporation into bankruptcy. As chairman, Mr. Kephart oversaw the termination of all directors, officers and employees of SCA, Inc. and filed for protection under Chapter 11 of the Bankruptcy Act. He was then replaced by a trustee who oversaw the completion of the bankruptcy proceedings.

   Spencer J. Browne (52) was the founder and has been a principal of Strategic Asset Management, LLC since 1996. Strategic Asset Management, LLC assists small and medium-size companies to access the capital markets and provides initial and mezzanine capital through direct investment in debt and equity securities. From 1988 to 1996, Mr. Browne was President and Chief Executive Officer of Asset Investors Corporation, a mortgage real estate investment trust, and from 1989 to 1996 he was also President and Chief Operating Officer, and from 1990 a director, of MDC Holdings, Inc., the nation's largest homebuilder and mortgage origination company. From 1996 to 1999, Mr. Browne was a director of Mego Mortgage Corporation, a former subsidiary of the Company. Mr. Browne received his bachelor of science degree from the Wharton School at the University of Pennsylvania and his law degree from Villanova University.

   Michael H. Greco (51) has been the Chief Executive Officer of MortgageRamp.com since 2000. MortgageRamp.com is a fully integrated, Web-based, end-to-end commercial real estate financing company. From 1999 to 2000, he was President and Chief Executive Officer of Lake Norman Capital Advisors LLC, a full-service advisory company serving the collateralized mortgage-backed securities industry. From 1998 to 1999, he was Chief Executive Officer of WMF Funding, a division of WMF Group, Ltd. From 1994 to 1998, he was a managing director of First Union National Bank, and from 1992 to 1994, he was a Senior Vice President of Donaldson, Lufkin & Jenrette. He is a graduate of Georgia State University with a B.S. in Urban Planning.

   James D. Locke (58) has been a partner of Union Square Partners since February 2000. Union Square Partners is a boutique investment banking firm with an emphasis on financial services and restructurings. From 1990 to 2000, Mr. Locke was employed by Friedman, Billings, Ramsey & Co., where he became a partner in 1997 and was the co-head of the real estate group. Mr. Locke received a Bachelor of Science in Economics from the University of Illinois and a Master of City and Regional Planning from the University of North Carolina. In 1999, he graduated from the Advanced Management Program at the Harvard Business School.

   Ross Mangano (55) has been the President and a Director of Oliver Estate Management, Inc., a management company specializing in investments in public and private companies, since 1971. He is the chairman of Cerprobe Corporation and serves as a director of Blue Chip Casino, Inc., Orchard Software Corporation, U.S. RealTel Inc. and Biosante Pharmaceuticals, Inc.

   Thomas G. Palmer (63) has been a principal and Managing Director of the Hanover Company from its inception in 1997. The Hanover Company is a private merchant bank formed to identify, acquire and fund financial assets and operating companies on behalf of investment funds and to perform financial advisory and consulting services. From 1991 to 1997, Mr. Palmer was the President and Chief Operating Officer of Parrish Partnerships, a global merchant banking organization which functioned as the general partner of an investment limited partnership consisting of the Hillman Company and the Travelers Companies. Prior to that, he spent 18 years as a senior executive of Manufacturers Hanover Corporation. He has a B.B.A. degree with a major in marketing and a minor in finance from Gonzaga University and an MBA degree from Rutgers University graduate school of business.

   Edward J. Wegel (53) has been the Managing Partner of Aviation Capital Partners. From 1997 to 1999, he was the President and Chief Executive Officer and a member of the board of directors of US Airways Express and from 1995 to 1996, he was President, Chief Executive Officer and a member of the board of directors of BWIA International Airways in Trinidad. He has a B.S. in Engineering from the United States Military Academy and an MBA in finance from the University of Colorado.

   If elected, the Nominees will assume office upon the consummation of the Transaction. All Nominees will hold office until the 2002 annual meeting of shareholders of the Company or until their successors have been duly elected and qualified.

Information Regarding the Board of Directors and Committees of the Board of Directors

 Directors' Fees

   Payment of non-employee director fees have been set by the Board at $40,000 per annum. Directors are also reimbursed for their expenses in attending meetings of the Board and Committees of the Board.

 Committees and Meetings of the Board

   The following is a brief description of the functions of certain committees of the Board of Directors and the identity of their members.

   The Executive Committee meets as required between meetings of the Board of Directors. The Executive Committee exercises all the powers of the Board except the authorization of loan transactions involving more than $500,000, and the purchase or sale of property and equipment with a value over $500,000. This Committee's current members are Robert E. Nederlander (Chairman), Jerome J. Cohen and Herbert B. Hirsch. The Executive Committee held one meeting during fiscal 2001.

   The Audit Committee's duties are to recommend to the Board of Directors the engagement of independent auditors to audit the financial statements of the Company and to review the accounting and auditing principles of the Company. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee is composed exclusively of Directors who are, in the opinion of the Board of Directors, free from any relationship which would interfere with the exercise of independent judgment as a Committee member. The current members of the Audit Committee are Leonard Toboroff, Wilbur L. Ross, Jr. and John E. McConnaughy, Jr. (Chairman). Leonard Toboroff replaced Robert E. Nederlander who resigned from the Audit Committee on March 7, 2001. The Audit Committee held one meeting during fiscal 2001.

   The Stock Option Committee's duties are to administer the operations of the Stock Option Plan. The Stock Option Committee is composed of three Directors who, for at least one year prior to appointment to this Committee, were not granted or awarded equity securities pursuant to the Stock Option Plan or any other plan established by the Company. The current members of the Stock Option Committee are Eugene I. Schuster (Chairman), Wilbur L. Ross, Jr. and John E. McConnaughy, Jr. The Stock Option Committee did not meet during fiscal 2001.

   The Executive Incentive Compensation Committee administers the terms of the Executive Incentive Compensation Plan which commenced for fiscal 1995. The Executive Incentive Compensation Committee is composed of two members, who are John E. McConnaughy, Jr. and Wilbur L. Ross, Jr. The Executive Incentive Compensation Committee held one meeting during fiscal 2001.

   The Board of Directors held five meetings during fiscal 2001. The work of the Company's Directors is performed not only at meetings of the Board of Directors and its committees, but also in consideration of Company matters and documents, and in numerous communications among Board members and others wholly apart from meetings. During fiscal 2001, all Directors attended at least 75% of the aggregate of all meetings of the Board of Directors and committees on which they served, held during the periods that they served.

Replacement of Officers and Directors of the Company and PEC

   As negotiations progressed regarding the Transaction and the final terms evolved, the nature of the Transaction, particularly the short-term financing provided by the Buyer to the Company, led the Buyer to demand that its representative be provided with a degree of oversight capability with which to monitor the operations of the Company, particularly the use of the funds provided in the short-term financing during the period consisting of the time between the date the parties executed the documents governing the Transaction and the date on which the parties would be able to consummate the deal. As a result, to be effective upon the depositing of the Documents (as defined below) and the cash payment under the Securities Purchase Agreement in escrow on December 13, 2001, the Special Committee and the Board of Directors approved Mr. Kephart's becoming the Chief Executive Officer of the Company, President of the Company and President and Chief Executive Officer of PEC during the interim period thereby replacing Robert E. Nederlander as Chief Executive Officer of the Company and Jerome J. Cohen as President of the Company and President and Chief Executive Officer of PEC. During the Interim Period, the following extraordinary actions if taken by Mr. Kephart in his capacity as Chief Executive Officer and President of the Company will, consistent with the prior practice of the Company, be subject to approval by the Board of Directors of the Company, including a majority of the independent directors:

  . Hiring of senior management personnel including compensation issues related to these senior management personnel;

  . Changes in compensation and perquisites for any senior officer;

  . All employment agreements except those entered into with salesmen of the Company;

  . All matters concerning loan agreements including modifications of existing loan agreements;

  . All purchases of assets or services outside of the ordinary course of business;

  . All sales of assets outside of the ordinary course of business including non-core assets;

  . Change of auditors or outside general counsel;

  . All matters concerning the independent auditors of the Company which matters are referred to the Company's Audit Committee;

  . Grants of options which matters are referred to the Company's Stock
    Option Committee;

  . Any other transaction that is outside of the ordinary course of business;
    and

  . Any other material transaction.

   Mr. Nederlander has retained his Chairman position with the Company and Mr. Cohen was elected Vice President and appointed Vice Chairman of the Board of Directors of both the Company and PEC. Mr. Nederlander, and Mr. Cohen, along with all other present members of the Company's Board of Directors, will cease to be members of the Board of Directors upon the election of the proposed slate of directors in this Proxy Statement and the consummation of the Transaction, and Mr. Nederlander and Mr. Cohen will be replaced in all positions they have with the Company and its subsidiaries immediately after the Transaction is completed. As a result, Mr. Cohen will be entitled to some severance payments. See "Consequences of the Proposal" on page 35. Neither Mr. Nederlander nor Mr. Cohen will receive any severance payments upon their replacement as officers during the Interim Period.

   The Special Committee and the Board of Directors took the action of appointing Floyd W. Kephart prior to receiving shareholder approval of the Transaction in response to the Buyer's demand as the Buyer had required a sufficient degree of control over the use of the funds transferred to the Company in the short term financing and to ensure as orderly a transition as possible. The Special Committee took this action with the understanding that
(i) such replacement would be unwound in the event shareholder approval is not obtained and, as a consequence, the Transaction could not be consummated, (ii) no severance payments would be made to the replaced officers until this shareholder approval is obtained and (iii) Mr. Kephart's activities in his role as Chief Executive Officer and President of the Company would be limited as set forth above and formalized in a letter agreement with the Company.

   If the Transaction is not approved by the Company's shareholders, Mr. Kephart will immediately resign from his positions and Messrs. Nederlander and Cohen will reassume their former respective positions. Mr. Kephart will not collect any severance payments as a result of his departure due to the failure of the Company to obtain the requisite shareholder approval. The Company has agreed to pay Mr. Kephart a salary at the rate of $300,000 per annum during the Interim Period and to provide benefits in accordance with the Company's standard policies when Mr. Kephart becomes eligible to receive such benefits.

   In light of the Buyer's extensive experience and the Buyer's requirement that the election of the seven nominees designated by it to the Board of Directors be a condition for the Buyer to enter into the Transaction, the Board of Directors and the Special Committee determined that the election of the seven nominees designated by the Buyer to replace the entire existing Board of Directors was in the best interests of the Company and its shareholders, other than the Selling Shareholders.

   Based on the foregoing, the Special Committee and the Board of Directors approved the matters set forth in Proposal 4, determined that they are in the best interest of the Company and its shareholders, other than the Selling Shareholders, and recommend that the shareholders vote to elect each of the Nominees to the Board of Directors of the Company.

                    OTHER INFORMATION ABOUT THE TRANSACTION

Completion of the Transaction; Effective Time

   The LCA Subscription Agreement and Securities Purchase Agreement provide that the issuance of the Company Shares and the sale of the Sellers Shares will be effected if the Company's shareholders vote to approve and authorize the Transaction. If the shareholders vote for approval of the proposals, the effective time of the election of the Nominees will be the date on which the Transaction contemplated by the LCA

Subscription Agreement and the Securities Purchase Agreement is consummated. The sale of shares pursuant to the Doerge Subscription Agreement will be effected within two business days of the filing of a registration statement with the Securities and Exchange Commission registering the resale of the shares issued to Doerge. Floyd W. Kephart has agreed that he will use his best efforts as Chief Executive Officer and President of Mego to cause Mego to file with the Securities and Exchange Commission the registration statement not later than two business days after shareholder approval of the Transaction is obtained at the Special Meeting. Mr. Kephart has further agreed to use his best efforts as Chief Executive Officer and President of Mego to cause Mego to cause such registration statement to become effective in as short a period of time as is commercially reasonable from the date of filing.

Interests of Certain Persons in the Transaction

   Members of the Company's management and the Company's Board of Directors may have interests in the Transaction that are in addition to their interests as shareholders of the Company generally. The Special Committee was aware of these interests and considered them in approving the Transaction.

   Sale of Selling Shareholder Shares. Some of the Selling Shareholders are officers and directors of the Company or affiliates thereof and are selling their shares to the Buyer under the terms of the Securities Purchase Agreement. These Selling Shareholders consist of Robert E. Nederlander, the Company's Chairman of the Board, Jerome J. Cohen, the Company's Vice Chairman and Vice President, Herbert B. Hirsch, the Company's Senior Vice President, Chief Financial Officer and Treasurer and a Director, John E. McConnaughy, Jr., a Director of the Company, and Eugene I. Schuster, a Vice President and a Director of the Company, through the sale of Common Stock by Growth Realty, Inc. and Growth Realty Holdings, LLC, affiliates of Mr. Schuster.

   Restructuring of Assignor Subordinated Debt. Affiliates of some officers and directors of the Company hold the Subordinated Debt. These affiliates will be paid the Assignment Amount which includes the At Risk Payment in exchange for agreeing to the restructuring of the Subordinated Debt. For more information on the restructuring of the Subordinated Debt, see "Restructuring of Assignor Subordinated Debt" on page 13. Upon consummation of the transactions contemplated by the restructuring, the Company will be relieved of any obligation with respect to the Subordinated Debt.

   Severance Payments. Some officers of the Company will be entitled to severance payments if the Transaction is consummated. The Employment Agreement of Jerome J. Cohen, the Company's Vice Chairman and Vice President and a Selling Shareholder, provides that, in the event of a change in control of ownership in the Company or if Mr. Cohen's employment is terminated by the Company, the Company is required to enter into a termination agreement with Mr. Cohen under which he would receive a termination payment of $750,000 which would be payable in 36 equal monthly installments except in the case of a further change in control of ownership in which case any unpaid balance would become payable in a lump sum. The Employment Agreement defines "change of control" as (i) a reorganization, consolidation with, or merger into, any other corporation, partnership, organization or other entity where the shareholders of the Company immediately prior to such transactions own less than 50% of the Common Stock of the surviving entity in substantially the same proportions as their ownership in the Company immediately prior to such transactions, (ii) 50% or more of the Common Stock of the Company being sold to any other party or group of parties, or (iii) the Company selling all or substantially all of its assets. In addition, the Employment Agreement of Herbert B. Hirsch, the Company's Senior Vice President, Chief Financial Officer and Treasurer, provides that the Company will pay him a separation payment of $150,000 at such time as he is no longer employed by the Company, which the Buyer has agreed to pay over a thirty-month period upon consummation of the Transaction. See "Executive Compensation--Employment Agreements" on page 46 and "Consequences of this Proposal" on page 35. Neither Mr. Nederlander nor Mr. Cohen will receive any severance payments upon their replacement as officers during the Interim Period.

   Indemnification and Insurance. The Company has authority under the New York Business Corporation Law to indemnify its directors and officers to the extent provided for in such statute. The Company's Certificate of Incorporation and By-Laws require the Company to indemnify the Company's directors, officers, employees and agents, and the Company has implemented this requirement by entering into indemnification agreements with each of its directors. The Subscription Agreements mandate that the provisions in the Company's Certificate of Incorporation and By-laws that govern indemnification, exculpation from liability and advancement of expenses not be modified for a period of six years in any manner that would adversely affect the rights of officers and directors who cease to remain in such capacities as a result of the Transaction. In addition, the Subscription Agreements require that the Company maintain the directors' and officers' liability insurance in an amount equal to at least $15 million with terms that are similar to that of such insurance in effect as of the date of the Subscription Agreements with respect to such officers and directors for a period of six years. It is a condition to the consummation of the Transaction that the Company provide, at the closing, an insurance binder regarding this insurance and provide evidence of payment of this insurance at the closing. Furthermore, the Subscription Agreements require that the Company provide indemnification to such former officers and directors to the fullest extent allowed under the New York Business Corporation Law and provide for the advancement of expenses in connection with the defense of claims.

Description of LCA Subscription Agreement

   The following summary of certain terms of the LCA Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the LCA Subscription Agreement which is included as Annex B to this Proxy Statement. Shareholders are urged to carefully read the LCA Subscription Agreement in its entirety.

   The LCA Subscription Agreement provides that, following the approval of the Transaction by the shareholders of the Company, the Company will issue 750,000 shares of the Company's Common Stock to the Buyer, for a purchase price of $4.00 per share. The payment of the aggregate purchase price is to be paid,
(i) by surrender to the Company of the Note in the face amount of $3 million and (ii) through the delivery of a certified or official bank check payable to the Company or a wire transfer to an account designated by the Company, in an amount equal to the purchase price less the amount outstanding under the Note on such date. The LCA Subscription Agreement provides that the issuance of the Company Shares will not be registered under the Securities Act of 1933, as amended (the "Act"), and that, accordingly, the Company Shares will be restricted securities with associated limitations on the Buyer's ability to transfer the Company shares. However, the LCA Subscription Agreement also provides for the execution of a Registration Rights Agreement under which the Company will agree to register the Company Shares and the Sellers Shares and also provides for certain "piggyback" registration rights. Furthermore, the LCA Subscription Agreement contemplates and allows for transfers of the Company Shares to certain Preferred Shareholders of the Buyer. See "Distribution of Shares to Preferred Shareholders of the Buyer" on page 37.

 Representations and Warranties

   The LCA Subscription Agreement contains representations and warranties provided by the Buyer as to the following:

  . The Buyer's opportunity to obtain and acquire access to information in order to evaluate the investment in the Company Shares;

  . The Buyer's opportunity to ask questions concerning the terms and conditions of the Subscription Agreement and the Company Shares;

  . The Buyer's understanding of any risks inherent in the investment;

  . The Buyer's level of financial sophistication ;

  . The Buyer's financial condition;

  . The Buyer's lack of intent to acquire the Company Shares with a view to distribution of the Company Shares to anyone other than the Buyer's Preferred Shareholders;

  . The Buyer's qualifications as an "accredited investor" as such term is used in Rule 501 of the Act;

  . The Buyer's awareness of certain restrictions on the transferability of the Company Shares;

  . The Buyer's awareness of the application of the securities laws to future resales of the Company Shares;

  . The authorization, execution and enforceability of the Agreement as against the Buyer;

  . The Buyer's lack of reliance on any advertisement or other form of public solicitation in participating in the purchase of the Company Shares;

  . The Buyer's acknowledgement of the Company's reliance on the Buyer's representations and warranties; and

  . The accuracy of the information provided by the Buyer for this Proxy
    Statement.

  . Agreements entered into between the Buyer and the Company concerning the Company, its subsidiaries or the securities of the Company or its subsidiaries;

  . Relationships between the Buyer and Doerge;

  . The lack of a conflict caused by the execution, delivery and performance of the LCA Subscription Agreement;

  . Information concerning the Distributees (as defined below) to receive the shares purchased in the Transaction;

  . Each of the Distributee's qualification as an "accredited investor" as such term is used in Rule 501 of the Act;

  . The relationships between the Distributees and among the Distributees and the Buyer;

  . Agreements entered into between the Distributees and the Company concerning the Company, its subsidiaries or the securities of the Company or its subsidiaries; and

  . Compliance with the Act of the distribution of the shares to the Distributees.

   The LCA Subscription Agreement also contains representations and warranties provided by the Company as to the following:

  . The organization, good standing and capitalization of the Company;

  . The authorization, execution and enforceability of the LCA Subscription
    Agreement as against the Company;

  . The legality of the issuance of the Company Shares; and

  . The lack of a conflict caused by the execution, delivery and performance of the LCA Subscription Agreement.

 Conditions to Closing

   The closing of the Transaction contemplated by the LCA Subscription Agreement is subject to the satisfaction or waiver of the following conditions:
1) shareholder approval of the Transaction, 2) the closing of the Transaction contemplated by the Securities Purchase Agreement, and 3) the approval of the Special Committee having not been withdrawn with respect to the Transaction.

   The Special Committee has approved the Transaction. Consequently, the only additional action that may be necessary to effect the Transaction is approval by the Company's shareholders. The affirmative vote of the holders of a majority of the shares voting and present at the Special Meeting (excluding those shares held by the Selling Shareholders) is required to approve the Transaction.

 Transfer Restrictions

   The LCA Subscription Agreement also contains a covenant requiring the Buyer to vote all of its shares of Common Stock of the Company in such manner as to ensure that at least three independent directors are appointed to the Company's Board of Directors. In addition, the Buyer is forbidden, without the prior written consent of the Company's Board of Directors, including a majority of the independent directors, from engaging in any of the following activities:

  (1) Acquiring additional securities of the Company or its affiliates (except for the acquisition by the Buyer of the shares of the Company's Common Stock contemplated by the Securities Purchase Agreement);

  (2) Transferring any of the Company's securities, except to the Buyer's Preferred Shareholders, unless the transferee agrees to be bound by the terms of the Subscription Agreement; or

  (3) Entering into any transaction with the Company or its affiliates including a Prohibited Transaction (as defined below),

  In the case of (2) above, the Buyer is permitted to transfer the Company's securities without the transferee agreeing to be bound by the terms of the Subscription Agreement if the transfer constitutes one of the following:

    (a) a disposition pursuant to Rule 144 of the Act;

    (b) a disposition through a bona fide underwritten public offering; or

    (c) a disposition that is covered by any other registration statement relating to the equity securities of the Company, including the registration statement filed under the terms of the Registration Rights Agreement.

  In each of these cases, however, the Buyer cannot knowingly transfer more than such quantity of securities as would result in any one transferee holding more than 5% of the outstanding securities of the Company. The Buyer is permitted to transfer shares to its Preferred Shareholders but only if they are accredited investors and, to the extent the Preferred Shareholder receives shares under the LCA Subscription Agreement which alone or together with such Preferred Shareholder's other ownership interests in the Common Stock of the Company is sufficient to convey beneficial ownership of 5% or more of the outstanding shares of the Company's Common Stock, have executed a joinder to the LCA Subscription Agreement in which these Preferred Shareholders agree to be bound by the terms of the LCA Subscription Agreement.

  In addition, the Buyer is prohibited for a period of two years from the date of the LCA Subscription Agreements from proposing, discussing, encouraging or entering into any business combination with the Company or its affiliates unless the consideration per share paid to the Company's shareholders, other than the Buyer, is no less than the greater of the fair market value of the Company's Common Stock at the time or $4.00. For purposes of the Subscription Agreements, the term "business combination" is defined to mean any of the following: (a) a reorganization with, amalgamation with, consolidation with, or merger into, any other corporation, partnership, organization or other entity, as a result of which the Company is not the surviving entity, (b) 50% or more of the Common Stock of the Company being acquired by any other party or group of parties, or (c) the Company conveying, selling, leasing, assigning, transferring or otherwise disposing of all or substantially all of its property, business or assets.

 Indemnification and Insurance

   The LCA Subscription Agreement mandates that the provisions in the Company's Certificate of Incorporation and By-laws that govern indemnification, exculpation from liability and advancement of expenses not be modified for a period of six years in any manner that would adversely affect the rights of officers and directors who cease to remain in such capacities as a result of the Transaction. In addition, the LCA

Subscription Agreement requires that the Company maintain directors' and officers' liability insurance in effect as of the date of the Subscription Agreement with respect to such exiting officers and directors in an amount equal to at least $15 million with terms similar to that enjoyed by the exiting officer or director immediately prior to the Transaction for a period of six years. It is a condition to the consummation of the Transaction that the Company provide, at the closing, an insurance binder regarding the above-referenced insurance and provide evidence of payment of this insurance at the closing. Furthermore, the LCA Subscription Agreement requires that the Company provide indemnification to such exiting officers and directors to the fullest extent allowed under the New York Business Corporation Law and provide for the advancement of expenses in connection with the defense of claims.

 Description of the Doerge Subscription Agreement

   The following summary of certain terms of the Doerge Subscription Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Doerge Subscription Agreement which is included as Annex C to this Proxy Statement. Shareholders are urged to carefully read the Doerge Subscription Agreement in its entirety.

   The Buyer was required to provide a $2 million commitment for either debt or equity as a condition to the Company's signing the LCA Subscription Agreement. The Buyer obtained an equity commitment from Doerge to comply with this condition. Doerge's $2 million equity investment is being made under the terms of a subscription agreement that is substantially similar to the terms of the LCA Subscription Agreement except that (1) Doerge's obligation to consummate the Transaction contemplated by the Doerge Subscription Agreement is conditioned upon the filing of a registration statement registering the resale of the shares purchased by it in the Transaction and (2) the LCA Subscription Agreement contemplates and allows for distributions of the shares purchased by Buyer to Buyer's Preferred Shareholders. The Doerge Subscription Agreement provides that the sale of the shares will close within two business days of the filing of the registration statement. Certain affiliates of Doerge are Preferred Shareholders of the Buyer and will be receiving shares of the Company's Common Stock when the Buyer distributes these shares.

   In accordance with a Letter Agreement, dated December 13, 2001, by and between the Company and Floyd W. Kephart, Mr. Kephart undertakes that he will use his best efforts as Chief Executive Officer and President of the Company to cause the Company to file with the Securities and Exchange Commission the registration statement not later than two business days after shareholder approval of the Transaction is obtained at the Special Meeting. Mr. Kephart further undertakes to use his best efforts as Chief Executive Officer and President of the Company to cause the Company to cause such registration statement to become effective in as short a period of time as is commercially reasonable from the date of filing, taking into account such delaying variables as potential review by the Securities and Exchange Commission.

 Description of the Securities Purchase Agreement

   The following summary of certain terms of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Securities Purchase Agreement which is included as Annex D to this Proxy Statement. Shareholders are urged to carefully read the Securities Purchase Agreement in its entirety.

   The Securities Purchase Agreement provides that, following approval of the Transaction by the shareholders of the Company, the Selling Shareholders will sell to the Buyer an aggregate of 1,269,634 shares of the Company's Common Stock for an aggregate purchase price in an amount equal to $5,078,536. The Buyer shall pay the purchase price in cash to an escrow agent, which shall disburse the purchase price, less some fees and expenses of the Transaction, upon the instruction of Robert E. Nederlander, the Company's Chairman of the Board and Chief Executive Officer and one of the Selling Shareholders, who shall act as the representative of the Sellers under the terms of an Authorization Agreement by and among the Selling Shareholders for distribution to the Selling Shareholders. The Securities Purchase Agreement also provides for the execution of a Registration Rights Agreement under which the Company will agree to register the Company shares and the Sellers Shares and for certain "piggyback" registration rights. Furthermore, the Securities Purchase Agreement contemplates and allows for transfers of the Sellers Shares to some Preferred Shareholders of the Buyer. See "Distribution of Shares to Preferred Shareholders of the Buyer" on page 37.

 Conditions to Closing

   The closing of the Transaction contemplated by the Securities Purchase Agreement is subject to the satisfaction or waiver of the following conditions:
1) shareholder approval of the Transaction, 2) the closing of the transaction contemplated by the Subscription Agreement and 3) the approval of the Special Committee having not been withdrawn with respect to the Transaction.

 Representations and Warranties

   The Securities Purchase Agreement contains representations and warranties provided by the Selling Shareholders as to the following:

  . The authorization, execution and enforceability of the Securities
    Purchase Agreement as against the Selling Shareholders;

  . Lack of outstanding litigation that would be reasonably likely to prevent or delay the consummation of the Transaction contemplated by the Securities Purchase Agreement;

  . Consents required to be executed in connection with the consummation of the Transaction contemplated by the Securities Purchase Agreement; and

  . Ownership of capital stock of the Company by the Selling Shareholders.

   The Securities Purchase Agreement also contains representations and warranties provided by the Buyer as to the following:

  . The authorization, execution and enforceability of the Securities
    Purchase Agreement as against the Buyer;

  . Lack of outstanding litigation that would be reasonably likely to prevent or delay the consummation of the Transaction contemplated by the Securities Purchase Agreement;

  . The Buyer having sufficient information to evaluate the merits and risks of an investment in the Sellers Shares;

  . The Buyer's awareness of certain restrictions on the transferability of the Company Shares; and

  . The Buyer's possession of sufficient funds to pay the purchase price for the Sellers Shares.

Description of the Fifteenth Amendment and Related Security Agreements

   The following summary of certain terms of the Fifteenth Amendment does not purport to be complete and is qualified in its entirety by reference to the complete text of the Fifteenth Amendment which is included as Annex D to this Proxy Statement. Shareholders are urged to carefully read the Fifteenth Amendment in its entirety. In addition, the related security agreements, namely, the PEC Guaranty, the Pledge and Security

Agreement and the Assignment of Proceeds are included as Annexes F, G and H, respectively. Shareholders are urged to carefully read these documents in their entirety.

   The Fifteenth Amendment requires that on the Due Date, as defined in the Fifteenth Amendment but not later than August 31, 2002, the Company shall pay to the Assignors the Assignment Amount in full satisfaction of the Subordinated Debt. The payment of the Assignment Amount is capped at $5.2 million. Under the terms of the Fifteenth Amendment, the Assignors relinquish all rights granted to them under the PEC Pledge Agreement and agree to return all stock certificates evidencing the pledged shares of PEC common stock. Furthermore at the execution of the Fifteenth Amendment, PEC is required to deliver to the Assignors PEC's Guaranty of the Company's obligations to pay the Assignment Amount as well as the Pledge Agreement granting a security interest in the shares of CNUC common stock. In addition, the Company is obligated to cause CNUC to deliver an Assignment of Proceeds to the Assignors which assigns CNUC's rights to the net proceeds of the Asset Sale in an amount equal to the Assignment Amount but not to exceed $5.2 million. The Company's liability for the payment of the Assignment Amount and PEC's liability under the Guaranty and Pledge in the event that the Asset Sale does not take place are limited solely to the Assignors' foreclosure of their security interest in the CNUC Stock pursuant to the terms of the Pledge. In exchange for the Assignors agreeing to the amendment, including the deferment of payment, the release of the pledge of the PEC stock and limiting recourse for the collection of the Assignment Amount to the CNUC stock (which stock may be transferred only with the consent of the Nevada Public Utility Commission) and the assignment of the proceeds of the Asset Sale, the Company agrees to pay to the Assignors the At Risk Payment which is a component of the Assignment Amount.

Escrow

   The following summary of certain terms of the three escrow agreements does not purport to be complete and is qualified in its entirety by reference to the complete text of the three escrow agreements which are included as Annexes I, J and K to this Proxy Statement. Shareholders are urged to carefully read these documents in their entirety.

   The LCA Subscription Agreement, the Securities Purchase Agreement and all ancillary documents, instruments and funds that implement the transactions contemplated by the LCA Subscription Agreement and the Securities Purchase Agreement, including all stock certificates evidencing shares to be sold and the funds to be distributed upon consummation of the Transaction (the "Documents"), have been deposited with an escrow agent. Two escrow agreements govern the release of the Documents. The consummation of the Transaction contemplated by the LCA Subscription Agreement and the Securities Purchase Agreement are conditioned upon the Company obtaining shareholder approval of the Transaction. Upon receipt of notice of such shareholder approval and filing, the escrow agent is instructed to release the Documents to the appropriate parties in order to consummate the Transaction contemplated by the LCA Subscription Agreement and the Securities Purchase Agreement and to disburse the purchase price to the Selling Shareholders in accordance with the procedure set forth above under "Description of the Securities Purchase Agreement." If the escrow agent receives instructions that the Transaction contemplated by the LCA Subscription Agreement and the Securities Purchase Agreement have been terminated or if the escrow agent does not receive any instructions or notice of shareholder approval being obtained by March 1, 2002, then the escrow agent shall release the Documents back to the party who originally delivered each such Document to the escrow agent.

   The Fifteenth Amendment and other ancillary documents and instruments that implement the transactions contemplated by the Fifteenth Amendment (the "Fifteenth Amendment Documents"), have also been deposited with an escrow agent. Under the terms of the escrow agreement, upon receipt of notice of payment of the Assignment Amount, the escrow agent is instructed to release the Fifteenth Amendment Documents to the General Counsel of the Company in order to consummate the Transaction contemplated by the Fifteenth Amendment. If the escrow agent does not receive any such notice by August 31, 2002, then the escrow agent shall deliver the Fifteenth Amendment Documents in accordance with instructions provided by the Assignors.

   The escrow agreement concerning the Fifteenth Amendment contemplates that the closing of the Asset Sale of CNUC will occur subsequent to receiving shareholder approval of the Transaction in which case events will unfold as set forth above. However, if the closing of the Asset Sale occurs prior to receiving shareholder approval of the Transaction, then the escrow agreement provides that, subject to the $5.2 million cap described above, the proceeds from the Asset Sale shall be placed in the escrow account to be distributed to the Assignors in accordance with the terms of the escrow agreement. The escrow agreement further provides that, if the closing of the Asset Sale has occurred and the shareholders have not approved the Transaction by March 1, 2002, then a portion of the proceeds from the Asset Sale shall be utilized to satisfy in full the Note issued to the Buyer with the balance of the proceeds being distributed to CNUC.

Registration Rights Agreement

   The following summary of certain terms of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Registration Rights Agreement which is included as Annex L to this Proxy Statement. Shareholders are urged to read carefully the Registration Rights Agreement in its entirety.

   Neither the issuance of the Company Shares nor the sale of the Sellers Shares will be registered under the Act. Accordingly, the Company Shares issued by the Company to the Buyer will not be freely tradeable. However, the Company has agreed to file a registration statement on Form S-3 to register the resale of both the Company Shares and the Sellers Shares. This registration statement must be filed with the Securities and Exchange Commission by April 12, 2002. Furthermore, the holders of the Company Shares and the Seller Shares have been given certain "piggyback" registration rights.

   The Registration Rights Agreement contemplates and allows for specified "blackout periods" in which the Company may delay the filing or effectiveness of the registration statement or the disclosure of material non-public information in the event the filing, effectiveness or disclosure is determined to be materially disadvantageous to the Company. The Registration Rights Agreement also provides that if a Preferred Shareholder of the Buyer receives shares issued pursuant to the LCA Subscription Agreement or receives an amount of shares such that the Preferred Shareholder beneficially owns 5% or more of the outstanding shares of the Company's Common Stock, whether received pursuant to the Subscription Agreement, the Securities Purchase Agreement or otherwise acquired, then that Preferred Shareholder will agree to be bound by the terms and conditions of the LCA Subscription Agreement.

   The filing with the Securities and Exchange Commission of the registration statement provided for in the Registration Rights Agreement is a condition precedent to Doerge's obligation to consummate the Transaction contemplated by the Doerge Subscription Agreement. Doerge is obligated to consummate the sale within two business days of the filing of the registration statement.

   In accordance with a Letter Agreement, dated December 13, 2001, by and between the Company and Floyd W. Kephart, Mr. Kephart undertakes that he will use his best efforts as Chief Executive Officer and President of the Company to cause the Company to file with the Securities and Exchange Commission the registration statement not later than two business days after shareholder approval of the Transaction is obtained at the Special Meeting. Mr. Kephart further undertakes to use his best efforts as Chief Executive Officer and President of the Company to cause the Company to cause such registration statement to become effective in as short a period of time as is commercially reasonable from the date of filing, taking into account such delaying variables as potential review by the Securities and Exchange Commission.

Consequences of this Proposal

   While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of the requisite shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals set forth in this Proxy Statement.

   Should the Company's shareholders fail to approve any of the proposals set forth in this Proxy Statement, the Company will be unable to issue the Company Shares and the Transaction contemplated by the Subscription Agreements, the Securities Purchase Agreement and the Fifteenth Amendment will not be consummated. In addition, because all of the proposals are interdependent, none of the Nominees will be elected to the Board of Directors. Furthermore, the Special Meeting will not be deemed to be in lieu of the Company's 2001 annual meeting, and the Company would have to hold this annual meeting in order to elect the slate of directors to serve during the 2002 fiscal year. If the Company were to effect the sale and issuance of the Company Shares, in the absence of shareholder approval, the Common Stock could be delisted from Nasdaq due to the violation of the Nasdaq 20% Limitation. Consequently, obtaining such approval is a condition to the closing of the Transaction under the Subscription Agreements and the Securities Purchase Agreement.

   If the Company's shareholders approve the proposals, an aggregate of 1,250,000 additional shares of Common Stock will be issued and outstanding, the Nominees will be elected to the Board of Directors, the Selling Shareholders will sell their shares of Common Stock of the Company to the Buyer and the restructuring of the Subordinated Debt as contemplated by the Fifteenth Amendment will occur. The additional shares issued by the Company will dilute the percentage ownership of existing shareholders of the Company's Common Stock and would, absent any further factors, reduce the Company's earnings per share. The perceived risk of dilution may cause the Company's shareholders to sell their shares, which would contribute to a downward movement in the market price of the Common Stock. Moreover, the perceived risk of dilution and the resulting downward pressure on the stock price could encourage third parties to engage in short sales of the Common Stock. By increasing the number of shares offered for sale, material amounts of short selling could further contribute to progressive price declines in the Common Stock. If the market price of the Common Stock does decline, this could further accelerate sales of the Common Stock. Ultimately, however, the extent of dilution to the Company's shareholders with respect to earnings per share will depend on the actual results the Company achieves.

   Ultimately, after the closing of the Transaction contemplated by the Subscription Agreements and the Securities Purchase Agreement, the Buyer will beneficially own 2,019,634 of 4,750,557 shares of the Common Stock of the Company or 42.5% of the Company's outstanding shares. Doerge will beneficially own 500,000 out of 4,750,557 shares of the Common Stock of the Company or 10.5% of the Company's outstanding shares. After the distribution of certain shares of the Company's Common Stock to the Preferred Shareholders of the Buyer, as explained below, the Buyer will beneficially own 289,134, or 6.1%, of the Company's outstanding shares of Common Stock. Doerge, together with certain affiliates of Doerge that will participate in the distribution because they are Preferred Shareholders, will own 678,000 shares, or approximately 14%, of the Company's outstanding shares of Common Stock. None of these affiliates exercise control over Doerge, and Doerge will not obtain control over the Company as a result of the Transaction. Although the aggregate of the holdings of the Buyer, its Preferred Shareholders and Doerge will amount to control over the Company, neither Doerge nor its affiliates are affiliated with and do not exercise control over the Buyer in any manner apart from certain shares of the Buyer's Preferred Stock which Doerge and its affiliates own and the ownership by certain affiliates of Doerge of 16.5% of the outstanding Common Stock of the Buyer. Also, each of the nominees for election to the Company's Board of Directors is a designee of the Buyer. A majority of the nominees are independent.

   Upon the consummation of the Transaction, it is anticipated that the Board of Directors will terminate the employment agreement of Jerome J. Cohen, the Company's President. Upon this termination and pursuant to the terms of Mr. Cohen's employment agreement, the Company will enter into a Termination Agreement with Mr. Cohen whereby it will agree to pay him a termination payment of $750,000 to be paid in 36 equal monthly installments except in the case of a further change in control, in which case the unpaid balance would be paid to Mr. Cohen as a lump sum. The Company would terminate Mr. Cohen in order to terminate its obligation to continue paying him an annual payment of 2.5% of Incentive Income as defined in the Company's Executive Incentive Compensation Plan. See "Executive Incentive Compensation Plan" on page 48. Similarly, the Company is expected to terminate its obligation to pay Herbert B. Hirsch a bonus of 1% of Incentive Income in exchange for its agreement to pay Mr. Hirsch a $150,000 payment over a period of 30 months to commence upon the consummation of the Transaction. Mr. Hirsch is expected to remain employed by the Company for the 30 month period.

Distribution of Shares to Preferred Shareholders of the Buyer

   Immediately following the purchase of the shares pursuant to the LCA Subscription Agreement and the Securities Purchase Agreement, the Buyer will distribute 1,730,500 shares of the Company's Common Stock to the holders (the "Preferred Shareholders") of LC Acquisition Series A and Series B Exchangeable Preferred Stock in redemption of their shares. This redemption is mandated by Buyer's Articles of Incorporation and will be effected on a one-for-one basis. Doerge Bridge Fund, David Doerge IRA and David Doerge are each affiliates of Doerge and are also Preferred Shareholders of the Buyer who will receive shares of the Company's Common Stock in the distribution. For a list of Preferred Shareholders who will receive 5% or more of the shares of the Company's outstanding Common Stock, see "Security Ownership" on page 40.

   Under the terms of the LCA Subscription Agreement, certain Preferred Shareholders must execute a joinder to the LCA Subscription Agreement in which they agree to be bound by the terms and conditions of the LCA Subscription Agreement and confirm that they are accredited investors as defined under Rule 501(a) of Regulation D promulgated under the Act. The Preferred Shareholders who are subject to this requirement are those who 1) receive shares of the Company's Common Stock that were originally issued under the LCA Subscription Agreement or 2) receive a number of shares, whether originally acquired by the Buyer under the LCA Subscription Agreement or the Securities Purchase Agreement, that is sufficient, when combined with any other holdings that Preferred Shareholder has of the Company's Common Stock, which, in either case, conveys beneficial ownership of at least 5% of the outstanding shares of the Company's Common Stock.

Buyer's Future Plans

   The Buyer does not intend to cause the Company to deviate in any material respect from its current core businesses. After the Buyer distributes the Company Shares and the Sellers Shares to the Buyer's Preferred Shareholders, the Buyer will not have direct control over the Company directly. However, the aggregate holdings of the Buyer, its Preferred Shareholders and Doerge would amount to control over the Company. Doerge is not affiliated or associated with the Buyer in any manner other than as set forth under the caption, "Relationship between Doerge and the Buyer" on page 38 and under the caption "Consequences of this Proposal" on page 36.

Use of Proceeds.

   The purchase price for the 750,000 Company Shares issued to the Buyer will be paid through the surrender by the Buyer of the Note, the proceeds of which were used for working capital and general corporate purposes. The Company also expects to use the proceeds from the issuance of the 500,000 shares to Doerge for working capital and general corporate purposes.

Relationship between Doerge and the Buyer

   Doerge's participation in the Transaction resulted from a condition to the signing of the LCA Subscription Agreement that obligated the Buyer to procure a commitment from a lender or investor to provide the Company with an additional $2 million of financing, whether in the form of equity or debt, before the Company would enter into the LCA Subscription Agreement. The Buyer complied with this requirement to provide such a commitment through the arrangement of Doerge's participation in the Transaction. Doerge is a division of Balis, Lewittes and Coleman, Inc., a broker dealer and a member of the National Association of Securities Dealers, Inc. Doerge has traditionally provided retail brokerage services to high net-worth individuals. Additionally, Doerge has placed a variety of private debt and private equity investments through special purpose investment partnerships. Doerge now focuses its investment activity through the Doerge Capital

Collateralized Bridge Fund, LP. The Bridge Fund provides private bridge financing to small and "micro" capitalization companies. Buyer's interaction with Doerge with respect to the Transaction has been limited to introducing Doerge to the Company. While Doerge's participation and the Buyer's participation in the Transaction are referenced throughout this Proxy Statement together, the two transactions are separate and distinct except that Doerge's commitment to participate was a condition to the signing of the LCA Subscription Agreement by the Company.

   Any groupings of the two parties or incorporation of the transactions contemplated by the Doerge Subscription Agreement (the "Doerge Transaction") and the transactions contemplated by the LCA Subscription Agreement (the "LCA Transaction") within the defined term "Transaction" throughout this Proxy Statement have been done solely for administrative ease because the two transactions share many of the same terms and conditions and the approval of the shareholders of the Company must be obtained as to both in order to consummate the Transaction as explained in this Proxy Statement. Such use of this terminology should not, however, be interpreted, in any way, to mean the Buyer and Doerge are acting in concert or that their respective transactions are related in any way beyond the satisfaction of the condition stated herein and the shared condition precedent of shareholder approval.

   The parties do, however, anticipate that the closing of the Doerge Transaction will occur shortly after the closing of the LCA Transaction. Doerge is obligated to close on the sale of the Company Shares to it within two business days of the registration statement required by the Registration Rights Agreement, and pursuant to a Letter Agreement, Floyd W. Kephart has agreed to use his best efforts to cause the registration statement to be filed not later than two business days after the election of the Nominees. Doerge and its affiliates are not affiliated with and do not exercise control over the Buyer in any manner apart from certain shares of the Buyer's Preferred Stock which Doerge and its affiliates own and the ownership by certain affiliates of Doerge of 16.5% of the outstanding common stock of the Buyer. For more information on such holdings see "Security Ownership" on page 40 which sets forth the ownership by such entities after the Buyer's Preferred Stock has been redeemed and exchanged for shares of the Company's Common Stock that have been acquired by the Buyer.

                               CURRENT DIRECTORS

   Set forth below is certain information with respect to each of the members who currently comprise the Company's Board of Directors:

   Robert E. Nederlander (68) has been the Chairman of the Board of the Company since January 1988, when affiliates of the Assignors, including Mr. Cohen, acquired approximately 43% of the outstanding shares of Common Stock of the Company (the "Share Acquisition"). Mr. Nederlander is the Chairman of the Executive Committee. Mr. Nederlander also served as the Company's Chief Executive Officer between the Share Acquisition in January 1988 and December 13, 2001. Since July 1995, Mr. Nederlander has served on the Board of Directors of Cendant Corp., formerly known as Hospitality Franchise Systems, Inc., which, together with its subsidiary, entered into an agreement in April 1995 with the Company pursuant to which the Company is licensed to use the "Ramada" name in its timeshare operations. Mr. Nederlander has been Chairman of the Board of Riddell Sports, Inc. since April 1988 and was Riddell Sports, Inc.'s Chief Executive Officer from April 1988 through March 1993. From February 1992 until June 1992, Mr. Nederlander was also Riddell Sports, Inc.'s interim President and Chief Operating Officer. In 2001, Riddell Sports, Inc. changed its name to Varsity Brands, Inc. Since November 1981, Mr. Nederlander has been President and/or a Director of the Nederlander Organization, Inc., owner and operator of legitimate theaters in the City of New York. Since December 1998, Mr. Nederlander has been a co-managing partner of the Nederlander Company LLC, operator of legitimate theaters outside the City of New York. He served as the Managing General Partner of the New York Yankees Baseball Club from August 1990 until December 1991, and has been a limited partner since 1973. Since October 1985, Mr. Nederlander has been President of Nederlander Television and Film Productions, Inc. and Chairman of the Board of Allis-Chalmers Corp. from May 1989 to July 1993, and from July 1993 to October 1996 as Vice Chairman. He remains a director of Allis-Chalmers Corp. Mr. Nederlander served as a director of Mego Mortgage Corporation, a former subsidiary of the Company ("MMC"), from

September 1996 until June 1998. In October 1996, Mr. Nederlander became a director of News Communications Inc., a publisher of community oriented free circulation newspapers. Mr. Nederlander does not currently serve on a full time basis in his capacities with the Company.

   Jerome J. Cohen (73) has been a Vice President and Vice Chairman of the Board of Directors of the Company and PEC since December 13, 2001 and a Director since the Share Acquisition in January 1988. Mr. Cohen serves as a member of the Executive Committee. Mr. Cohen served as the President of the Company and as Chairman of the Board, Chief Executive Officer and President of PEC from the Share Acquisition until December 13, 2001. Mr. Cohen served as Chairman of the Board of MMC from April 1995 to June 1998, as Chief Executive Officer from June 1992 to September 1997 and as President from June 1992 until March 1995. From April 1992 to June 1997, Mr. Cohen was a director of Atlantic Gulf Communities Inc., formerly known as General Development Corporation, a publicly held company engaged in land development, land sales and utility operations in Florida and Tennessee.

   Herbert B. Hirsch (65) has been the Senior Vice President, Chief Financial Officer, Treasurer and a Director of the Company since the Share Acquisition in January 1988. Mr. Hirsch serves as a member of the Executive Committee. Mr. Hirsch served as a director of MMC from June 1992 to June 1998, and served as Vice President, Chief Financial Officer and Treasurer of MMC from June 1992 to September 1996.

   Eugene I. Schuster (64) has been a Vice President and a Director of the Company since the Share Acquisition. Mr. Schuster is a member of the Stock Option Committee. Mr. Schuster has also been Chief Executive Officer and Chairman of the Board of Directors of Venture Funding, Ltd., a business development corporation, since its inception in May 1983. From September 1985 to December 1999, Mr. Schuster was a director of Wavemat, Inc., a publicly held company engaged in the manufacture and sale of microwave equipment for advanced materials processing. From February 1986 to December 1999, Mr. Schuster was the President and Chief Executive Officer and a director of Quest Bio Technology, Inc., a publicly held biotechnology research and development firm. From January 1988 to December 1999, Mr. Schuster was the Chairman and from May 1988 through February 1995 was Chief Executive Officer of Cellex Biosciences, Inc., a publicly held manufacturer of automated cell culture systems. Mr. Schuster is Chairman and Chief Executive officer of Art Renaissance, Inc., a privately held company which operates several chains of retail art galleries. Mr. Schuster does not currently serve on a full time basis in his capacities with the Company.

   John E. McConnaughy, Jr. (72) has been a Director of the Company since 1984. Mr. McConnaughy serves as Chairman of the Audit Committee and a member of the Stock Option and Executive Incentive Compensation Committees. Mr. McConnaughy is currently Chairman of the Board of JEMC Corp. He is currently on the Board of Directors of Levcor International, Inc., Riddell Sports, Inc., Fortune National Resources, Inc. and Wave Systems, Inc. In 2001, Riddell Sports, Inc. changed its name to Varsity Brands, Inc. Mr. McConnaughy is on the Board of Trustees and Executive Committee of the Strang Cancer Prevention Center and is Chairman of the Board Emeritus of the Harlem School of the Arts.

   Wilbur L. Ross, Jr. (63) has been a Director of the Company since 1984. Mr. Ross serves as a member of the Audit, Stock Option and Executive Incentive Compensation Committees. Mr. Ross was Executive Managing Director of Rothschild, Inc., an investment banking firm, from August 1996 until April 2000. He has been Chairman of Rothschild Recovery Fund and Asia Recovery Fund since 1997 and 2000, respectively. As of April 1, 2000, he founded WL Ross & Co. LLC. He remains Chairman of Asia Recovery Fund, as well as the former Rothschild Recovery Fund, now named WLR Recovery Fund, and is Chairman of Asia Recovery Co-Investment Partners. Mr. Ross is also a director of News Communications Inc., Casella Waste Systems Inc., Pacific Life Insurance Company (Korea) and Kansai Sawayaka Bank (Japan).

   Leonard Toboroff (68) has been a director of the Company since March 7, 2001. Mr. Toboroff is a member of the New York bar and a practicing attorney since 1961. He has been Vice President of Riddell Sports, Inc. since April 1988. In 2001, Riddell Sports, Inc. changed its name to Varsity Brands, Inc. Since May 1989, Mr. Toboroff has been a Vice President and Vice Chairman of the Board of Allis-Chalmers Corp. Mr. Toboroff has been a director of Engex, Inc. since 1993.

                               SECURITY OWNERSHIP

   The following table sets forth information with respect to the beneficial ownership of the shares of Common Stock of the Company by (i) each person known by the Company to be the beneficial owner of more than 5% of the outstanding Shares of Common Stock of the Company, (ii) each Director of the Company,
(iii) each of the Named Executive Officers, (iv) each Nominee, and (v) all Directors and named executive officers of the Company as a group. The table sets forth the information with respect to (1) the number of shares of the Company's Common Stock that are owned by each person immediately prior to the consummation of the Transaction and (2) the number of shares of the Company's Common Stock that are owned by each person immediately after the consummation of the Transaction and the distribution to the Preferred Shareholders of the Buyer. Unless otherwise noted, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

                                                        Shares Beneficially Owned
                          Shares Beneficially Owned     After the Transaction and
  Name and Address of     Prior to the Transaction            Distribution
  Beneficial Owner or     ---------------------------   ---------------------------
   Identity of Group        Number(1)       Percent       Number(1)       Percent
  -------------------     --------------- -----------   --------------  -----------
Robert E.
 Nederlander(2).........          342,056         9.8%            2,583            *
Eugene I. Schuster and
 Growth Realty Inc.
 ("GRI")(3).............          252,005         7.2%            1,333            *
Jerome J. Cohen (4).....          186,993         5.3%            3,333            *
Herbert B. Hirsch (5)...          252,243         7.2%            1,833            *
John E. McConnaughy,
 Jr.(6).................           24,661           *             2,333            *
Wilbur L. Ross, Jr.(7)..            1,333           *             1,333            *
Leonard Toboroff(8).....                0           *                 0            *
Jon A. Joseph(9)........            5,083           *             5,083            *
Gregg A. McMurtrie(10)..            2,166           *             2,166            *
Carol W. Sullivan (11)..                0           *                 0            *
Floyd W. Kephart(12)....                0           *                 0            *
Spencer I. Browne(13)...                0           *             6,250            *
Michael H. Grecko(14)...                0           *                 0            *
James D. Locke(15)......                0           *                 0            *
Ross Mangano(16)........                0           *            18,750            *
Thomas G. Palmer(17)....                0           *                 0            *
Edward J. Wegel(18).....                0           *                 0            *
Friedman Billings Ramsey
 Group, Inc. and
 affiliates(19).........          571,419        16.3%          571,419         12.0%
LC Acquisition
 Corp.(20)..............                0           *           289,134          6.1%
Doerge Capital
 Management(21).........                0           *           500,000         10.5%
Morris Belzberg(22).....                0           *           275,000          5.8%
Troon & Co.(23).........                0           *           325,000          6.8%
All Officers and
 Directors as a Group
 (10 persons)(24).......        1,066,540        30.5%           44,997            *

--------
 * Less than one percent.
 (1) A person is deemed to be the beneficial owner of securities that can be
     acquired by such person within 60 days from December    , 2001 upon the
     exercise of options or warrants. Each beneficial owner's percentage ownership is determined by assuming that options and warrants that are held by such person (but not those held by any other person) and that are exercisable within 60 days from the applicable date have been exercised.
 (2) 1450 Broadway, New York, New York 10018. Includes 41,666 shares held by an affiliate of Mr. Nederlander and 2,583 shares issuable under options granted pursuant to the Company's Stock Option Plan. Does not include 16,666 shares of Common Stock owned by the Robert E. Nederlander Foundation, an entity organized and operated exclusively for charitable purposes, of which Mr. Nederlander is President. Mr. Nederlander disclaims beneficial ownership of the shares owned by the Robert E. Nederlander Foundation.
 (3) 321 Fisher Building, Detroit, Michigan 48202. Consists of (i) 211,506 shares held of record by GRI, a wholly owned subsidiary of Venture Funding, Ltd. of which Mr. Schuster is a principal shareholder, Director and Chief Executive Officer, (ii) 39,166 shares held of record by Growth Realty Holdings L.L.C., a limited liability corporation owned by Mr. Schuster, GRI and Mr. Shuster's three children, and (iii) 1,333 shares issuable under options granted pursuant to the Stock Option Plan.
 (4) 1125 N.E. 125th Street, Suite 206, North Miami, Florida 33161. Includes 3,333 shares issuable under an option granted pursuant to the Stock Option Plan. Excludes 83,333 shares owned by a trust for the benefit of his children over which Mr. Cohen does not have any investment or voting power, as to which he disclaims beneficial ownership. Also excludes 4,000 shares of Common Stock owned by the Rita and Jerome J. Cohen Foundation, Inc., an entity organized and operated exclusively for charitable purposes, of which Mr. Cohen is President. Mr. Cohen disclaims beneficial ownership of the shares owned by the Jerome J. Cohen Foundation.
 (5) 230 East Flamingo Road, Las Vegas, Nevada 89109. Includes 1,833 shares issuable under an option granted pursuant to the Stock Option Plan.
 (6) 1011 High Ridge Road, Stamford, Connecticut 06905. Includes 2,333 shares issuable under options granted pursuant to the Stock Option Plan.
 (7) 101 East 52nd Street, 19th Floor, New York, New York 10022. Consists of 1,333 shares issuable under an option granted pursuant to the Stock
     Option Plan. Excludes 41,666 shares owned by Rothschild, Inc., of which Mr. Ross was a Managing Director until April 1, 2000. Mr. Ross does not have any investment or voting power over such shares and disclaims beneficial ownership of such shares.
 (8) 1450 Broadway, 20th Floor, New York, New York 10018.
 (9) 4310 Paradise Road, Las Vegas, Nevada 89109. Includes 5,000 shares issuable under options granted pursuant to the Stock Option Plan.
(10) 4310 Paradise Road, Las Vegas, Nevada 89109. Consists of shares issuable under options granted pursuant to the Stock Option Plan.
(11) 4310 Paradise Road, Las Vegas, Nevada 89109.
(12) 200 Park Avenue South, New York, New York 10003. In addition, under the securities laws, Mr. Kephart may be deemed to own the 289,134 shares beneficially owned by the Buyer after the consummation of the Transaction and the distribution to the Buyers. Preferred Shareholders because Mr. Kephart is Chief Executive Officer of the Buyer and a Partner in Union Square Partners, a major shareholder of the Buyer. Mr. Kephart disclaims beneficial ownership.
(13) 3740 E. Third Avenue, Denver, Colorado 80206
(14) C/o Mortgage Ramp, 400-G North Harbor Place, Davidson, North Carolina
     28036.
(15) 6219 Kennedy Drive, Chevy Chase, Maryland 20815
(16) P.O. Box 1655, South Bend, Indiana 46634. In addition, under the securities laws, Mr. Mangano may be deemed to own 206,250 shares and 325,000 shares beneficially owned by Oliver Illinois Trust and Troon & Co., respectively, which shares were received by both entities from the Buyer in the distribution to the Buyer's Preferred Shareholders. Mr. Mangano may be deemed to be the owner of such shares because Mr. Mangano is a Trustee of Oliver Illinois Trust and a Trustee and Partner of Troon
     & Co. Mr. Mangano disclaims beneficial ownership.
(17) 425 Via Corta, Suite 202, Palos Verdes Estates, CA 90274
(18) Aviation Capital Partners, LLC, 1234 Summer Street, Suite 101, Stamford, Connecticut 06905.
(19) 1001 19th Street North, Arlington, VA 22209. Based upon a Schedule 13G dated July 13, 1998, as amended on each of February 16, 1999, 2000 and 2001, July 11, 2001 and August 13, 2001, filed jointly by Friedman Billings Ramsey Group, Inc., Orkney Holdings, Inc., Eric F. Billings, Emanuel J. Friedman and W. Russell Ramsey with the SEC.
(20) 200 Park Avenue South, New York, New York 10003.
(21) The Chicago Mercantile Exchange, 30 South Wacker Drive, Suite 2112, Chicago, Illinois 60606. In addition, Doerge Bridge Fund, David Doerge
     IRA and David Doerge, all affiliates of Doerge, will receive from the Buyer 176,000 shares, 2,000 shares and 175,000 shares, respectively, of the Company's Common Stock in the distribution. Ultimately, Doerge, together with all of these affiliates, will own 853,000 shares, or approximately 18%, of the Company's outstanding shares of Common Stock. Under the securities laws, David Doerge may be deemed to own the shares beneficially owned by each of these affiliates. Mr. Doerge disclaims beneficial ownership.
(22) c/o BRAC, 4225 Naperville Road, Lisle, Illinois 60532.
(23) C/o Oliver Estate, 112 West Jefferson Blvd., Suite 613, South Bend, IN
     46601.
(24) See Notes (2)-(18).

                                   MANAGEMENT

Officers of the Company

   The Company's executive officers and key personnel are as follows:

   Name                   Age                           Position
   ----                   ---                           --------
Robert E. Nederlander...   68 Chairman of the Board
Floyd W. Kephart........   59 Chief Executive Officer and President
Jerome J. Cohen.........   73 Vice President and Vice Chairman of the Board/Vice President
                               and Vice Chairman of the Board of PEC
Herbert B. Hirsch.......   65 Senior Vice President, Chief Financial Officer, Treasurer
                               and Director
Eugene I. Schuster......   64 Vice President and Director
Jon A. Joseph...........   54 Senior Vice President, General Counsel and Secretary
Carol Sullivan..........   53 Senior Vice President and Chief Financial Officer--PEC
Charles G. Baltuskonis..   51 Senior Vice President and Chief Accounting Officer
Gregg A. McMurtrie......   46 Executive Vice President and Chief Operating Officer--PEC
S. Duke Campbell........   58 Senior Vice President--Marketing and Sales--PEC

   All of the incumbent officers have held office since the Share Acquisition, with the exception of Messrs. Joseph, Baltuskonis, McMurtrie, Campbell, Kephart and Ms. Sullivan, who have held their respective offices since December 1998, April 1997, November 1998, May 1998, December 2001 and January 2001 respectively. The business experience of Messrs. Nederlander, Cohen, Hirsch and Schuster appears under the caption "Current Directors" set forth herein. The business experience of Mr. Kephart is set forth under the caption "Proposal No. 4--Nominees."

   Jon A. Joseph has been a Senior Vice President, Secretary and General Counsel of the Company since December 1998. Mr. Joseph was Executive Vice President of Valley Bank of Nevada from 1984 to 1991. In 1991, Valley Bank of Nevada was acquired by Bank of America. Mr. Joseph remained with the legal department of Bank of America until June 1, 1995. Mr. Joseph was a Vice President and Associate General Counsel of the Company from July 1995 to December 1998.

   Carol Sullivan has been the Senior Vice President and Chief Financial Officer of PEC since January 2001. Ms. Sullivan served as Senior Vice President--Mortgage Portfolio for Sunterra Corporation from June 1998 to June 2000 and was appointed Treasurer in January 2000. Prior to that she was a consultant in the vacation ownership industry from 1988 to 1998, providing financial consulting and advisory services to lenders and developers. Ms. Sullivan was Vice President--Real Estate Receivables Lending from 1980 to 1985 and Vice President--Real Estate Lending and Development from 1985 to 1988 of Greyhound Financial Corporation (now Finova).

   Charles G. Baltuskonis has been Vice President and Chief Accounting Officer of the Company since joining the Company in April 1997 and Senior Vice President since November 2000. He is a certified public accountant and served as Senior Vice President and Controller of Chase Federal Bank from May 1995 to March 1997. Prior to that, he was Chief Financial Officer of F&C Bancshares and First Coastal Bank, a Senior Vice President--Finance of Bank of New England, and was a Senior Manager with the public accounting firm of Ernst & Young.

   Gregg A. McMurtrie was named Executive Vice President and Chief Operating Officer of PEC in November 1998. Mr. McMurtrie joined the staff of PEC in August 1982. From August 1982 to July 1987, Mr. McMurtrie served in various capacities in the credit, internal auditing, marketing, customer relations, sales and executive departments. He was General Manager, Colorado Land Sales, from September 1987 to February 1989. Since September 1989, Mr. McMurtrie has served as Director of Sales Administration. He was promoted to Vice President of PEC in August 1991.

   S. Duke Campbell was named the Senior Vice President, Marketing and Sales of PEC in May 1998. Prior to that time, he was a Vice President of PEC since joining the Company in July 1996. From 1995 to 1996,

Mr. Campbell served as a Principal at D.I.A.L. Pro Northwest, Inc., a value added reseller for several customer management systems in the Northwest. Mr. Campbell served as Vice President of Marketing and Sales for Hostar International, Inc., a manufacturer of innovative material management systems for hospitals, from 1991 to 1994. From 1989 to 1990, Mr. Campbell was the Senior Principal of Gulf American Financial Services, Inc., a financial services company that specializes in receivables management. Prior to 1990, Mr. Campbell served in various positions at Thousand Trails, Inc., a Texas company that owns and operates member campground resorts.

Compliance with Section 16(a) of the Securities Exchange Act of 1934

   Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's outstanding Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of ownership and reports of changes in ownership of shares of Common Stock of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all such reports they file.

   To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners have been satisfied.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

   Certain Arrangements Between the Company and Affiliates of Certain Officers and Directors. The Company acquired PEC through the assignment of certain interests by the Assignors. In connection with this acquisition, on January 31, 1995, an aggregate of $13.3 million was payable by the Company to the Assignors. On March 2, 1995, the Assignors agreed to defer payment of $10 million of the amounts due to them under an amendment to the related Assignment and Assumption Agreement providing for the subordination of the Subordinated Debt. By September 1, 1998, the principal on the Subordinated Debt had been reduced to $4,285,714.29 by the payments of cash and a $4.25 million reduction, in August 1997, related to the exercise, in a non-cash transaction, by the Assignors of warrants to purchase 166,666 shares of the Company's Common Stock at an exercise price of $25.50 per share. On May 1, 2001, the Company further reduced the principal through the payment of $75,000 to one of the Assignors. Subsequent amendments to the Assignment and Assumption Agreements provided for additional deferrals from time to time of the principal payments. The most recent of these amendments was the Amended and Restated Fourteenth Amendment to the Assignment and Assumption Agreement which was executed as of November 15, 2001 and deferred the payment of both the principal which had been reduced to $4,210,714.29 and the interest accrued from March 1, 2001 until March 1, 2002. Interest of $428,571 on Subordinated Debt was paid during fiscal 2001. The Subordinated Debt is collateralized by a pledge of PEC's outstanding stock.

   On December 3, 2001, the Company entered into a Fifteenth Amendment to Assignment and Assumption Agreement which, subject to the Transaction being approved by the Company's shareholders, would 1) terminate the pledge of the PEC outstanding stock and replace such pledge with a pledge of all of the outstanding stock of CNUC, 2) defer payment of the remaining principal payments aggregating $4,210,714.29 and all accumulated interest from March 1, 2001 until the Asset Sale is consummated or terminated, but in no event, later than August 31, 2002 (the "Due Date") and 3) limit recourse to the pledged stock of CNUC and an assignment of proceeds of the Asset Sale. In exchange for the Assignors agreeing to such amendment and agreeing to release their pledge of the PEC stock and making collection of the Assignment Amount recourse only to the CNUC stock (which stock may be transferred only with the consent of the Nevada Public Utilities Commission) and the assignment of the proceeds of the Asset Sale, the Company will make an At Risk Payment to the Assignors in an amount equal to $644,643 on the Due Date which amount is included in the Assignment Amount and for which there is recourse only to the CNUC stock and the assignment of proceeds of the Asset Sale.

   The Fifteenth Amendment and other ancillary documents and instruments that implement the transactions contemplated by the Fifteenth Amendment, including all stock certificates evidencing shares to be pledged (the "Fifteenth Amendment Documents") have been deposited with an escrow agent to be released in accordance with the terms of an escrow agreement. See "Escrow" on page 34.

   In April 1995, PEC entered into an arrangement with Ramada under which arrangement the Ramada name was licensed for use by PEC. Ramada is a subsidiary of Cendant Corporation, of which Mr. Nederlander became a director in July 1995.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

   The following table sets forth information concerning the annual and long-term compensation earned by the Company's Chief Executive Officer and each of the five other most highly compensated executive officers whose annual salary and bonus during the fiscal years presented exceeded $100,000 (the "Named Executive Officers").

                                                                                       Long-Term
                                                                                     Compensation
                                           Annual Compensation                          Awards
                                 --------------------------------------------- -------------------------
                                                                     Other     Number of
                                 Fiscal                              Annual     Options     All Other
  Name and Principal Position     Year   Salary      Bonus(A)     Compensation  Granted  Compensation(B)
  ---------------------------    ------ --------    ----------    ------------ --------- ---------------
Robert E. Nederlander..........   2001  $103,847(C) $      --       $   --         --        $  --
 Chairman of the Board and        2000    30,769(C)        --           --         --           --
 Chief Executive Officer          1999    65,424(C)        --         5,901        833          --

Jerome J. Cohen................   2001  $311,540    $   86,000(A)   $   --         --        $  --
 President                        2000   300,002    $   92,667          --         --           --
                                  1999   300,002         5,769        9,800      2,083        2,400

Herbert B. Hirsch..............   2001  $115,385    $   34,400(A)   $   --         --        $  --
 Senior Vice President, Chief     2000   200,000        37,067          --         --           --
 Financial Officer and Treasurer  1999   200,000         3,486        2,335      1,666        2,809

Jon A. Joseph..................   2001  $207,692    $   17,200(A)   $24,923        --        $  --
 General Counsel and Secretary    2000   200,000        25,000       24,000        --           --
                                  1999   200,000         1,923       24,000        --         2,838

Gregg A. McMurtrie.............   2001  $155,769    $      -- (A)   $ 2,260        --        $  --
 Executive Vice President and     2000   150,000        25,000        2,127        --           --
 Chief Operating Officer of PEC   1999   142,462         5,885        3,910        833        2,172

Carol Sullivan.................   2001  $126,154    $      -- (A)   $   --         --        $  --
 Senior Vice President and        2000       --            --           --         --           --
 Chief Financial Officer of PEC   1999       --            --           --         --           --

--------
(A) Incentive compensation is included in the fiscal year it is earned with respect to contractual arrangements. Awards to other executives are discretionary and have not as yet been determined by the Incentive Compensation Committee for fiscal 2001.
(B) Represents the Company's discretionary matching contributions of 25% of the employee's contribution to the Company's 401(k) Plan on behalf of the employee.
(C) Prior to December 11, 1998, Mr. Nederlander earned an annual salary of $200,000. On that date, his salary was suspended. In April 2000, Mr. Nederlander's salary was reinstated at an annual rate of $100,000.
(D) Prior to January 8, 2001, Mr. Hirsch earned an annual salary of $200,000. On that date, his salary was changed to an annual rate of $50,000.

Option Grants in Last Fiscal Year

   There were no grants of stock options during fiscal 2001.

Aggregated Fiscal Year-End Value Table

   The following table sets forth certain information concerning unexercised stock options held by the Named Executive Officers as of August 31, 2001. No stock options were issued to or exercised by the Named Executive Officers during the fiscal year ended August 31, 2001.

                         Number of Unexercised Options         Value of Unexercised In-the-Money
                            Held at August 31, 2001           Options Held at August 31, 2001(1)
                         ---------------------------------    -----------------------------------
   Name                   Exercisable       Unexercisable       Exercisable      Unexercisable
   ----                  --------------    ---------------    -----------------------------------
Robert E. Nederlander...             1,582              1,334    $             --  $             --
Jerome J. Cohen.........             2,082              2,084    $             --  $             --
Herbert B. Hirsch.......             1,165              1,334    $             --  $             --
Jon A. Joseph...........             3,000              2,000    $             --  $             --
Gregg A. McMurtrie......             1,332                833    $             --  $             --
Carol Sullivan..........               --                 --     $             --  $             --

--------
(1) The closing sales price of the Company's Common Stock as reported on the Nasdaq National Market on August 31, 2001 was $3.99. The exercise price as of August 31, 2001 was $6.00 per share, therefore, the value of the unexercised options at August 31, 2001 was zero.

Employment Agreements

   On September 1, 1996, the Company entered into an employment agreement with Jerome J. Cohen, which was to expire on January 31, 2002. The agreement provides for an annual base salary of $300,000 plus a bonus of 2.5% of Incentive Income as defined in the Company's Incentive Plan (See "Executive Incentive Compensation Plan"). On November 10, 2000, the agreement was amended to extend its expiration date to January 31, 2005. Under the agreement as amended, in the event (1) that the Company determines to terminate Mr. Cohen's employment under the agreement, (2) of a change in control of ownership of the Company or (3) of a sale of all or substantially all of the Company's assets, the Company would be required to enter into a termination agreement with Mr. Cohen under which he would receive a termination payment of $750,000. The termination payment would be payable in 36 equal monthly installments except in the case of a further change in control of ownership or sale of assets of the Company, in which case any unpaid balance of the $750,000 would become payable in a lump sum.

   The Company has entered into an employment agreement, which renews annually unless either party gives notice of termination, with Jon A. Joseph. The current expiration date of the employment agreement is December 31, 2003. The employment agreement provides for an annual base salary of $200,000 plus 0.5% of Incentive Income as defined in the Company's Incentive Plan. Further, in the event of a change in control of ownership of the Company, as defined in the employment agreement, Mr. Joseph would receive a separation payment of $200,000.

   On September 2, 1997, the Company entered into an agreement with Mr. Herbert
B. Hirsch pursuant to which the Company would pay him a separation payment of $150,000 at such time as he no longer is employed by the Company. The Buyer has agreed to pay such $150,000 payment to Mr. Hirsch over a period of 30 months in exchange for termination of the Company's obligation to continue to pay Mr. Hirsch 1% of Incentive Income.

   Upon consummation of the Transaction, it is anticipated that the Company will terminate the employment of Mr. Cohen in order to terminate the Company's obligation to continue to pay the 2.5% of Incentive Income. Mr. Cohen will receive his termination payments in accordance with the terms of his employment agreement.

   PEC has entered into a Compensation Agreement with S. Duke Campbell dated August 31, 2000, which provides for an annual base salary of $125,000. In addition, Mr. Campbell is to be paid, monthly, a sales commission of one-quarter of one percent (0.25%) of net sales, occurring after September 1, 2000, and a Profit Contribution Bonus for reducing sales and marketing costs for fiscal 2001. If Mr. Campbell's employment is terminated by PEC, other than for cause, Mr. Campbell shall receive his base salary and sales commissions to the date of termination, the portion of his Profit Contribution Bonus, if any, earned through the immediately preceding quarter, and a severance payment in an amount equal to his then current annual base salary. If Mr. Campbell resigns or terminates his employment by PEC he will be entitled to his base salary and sales commissions through the date of such termination. In addition, after the end of fiscal 2001, a new arrangement relating to profitability to take the place of the Profit Contribution Bonus will be agreed upon and added to the agreement by amendment. If PEC and Mr. Campbell have not agreed to such amendment to this agreement by December 31, 2001, and Mr. Campbell has received or earned a Profit Contribution Bonus for fiscal 2001, Mr. Campbell may elect to resign or terminate his employment by PEC during the thirty-day period following December 31, 2001 and he then shall be entitled to a severance payment in an amount equal to his then current annual base salary in addition to his base salary and sales commissions through the date of such termination.

   PEC has entered into a Compensation Agreement with Ms. Carol W. Sullivan, dated January 8, 2001, which provides for an annual base salary of $200,000. The Agreement is renewable annually, unless terminated by either party upon proper notice. PEC has the right to terminate the Agreement at any time. If PEC shall terminate or fail to renew the Agreement, Ms. Sullivan shall be entitled to a severance payment of $100,000 if such failure to renew or termination takes place during the first year of employment and $200,000 if such failure to renew or termination takes place during the second year or later years of the term of the Agreement.

Stock Option Plan

   Under the Company's Stock Option Plan, as originally adopted, 87,500 shares of Common Stock were reserved for issuance upon exercise of options. In 1997, the Company's Board of Directors and shareholders approved an amendment to the Stock Option Plan to increase by 83,333 shares the number of shares of Common Stock reserved for issuance pursuant to the Company's Stock Option Plan, subject to approval by the Company's shareholders. As a result, an aggregate of 170,833 shares of Common Stock reserved for issuance pursuant to the Stock Option Plan, of which 76,833 had been issued due to the exercise of options through August 31, 1997. During fiscal 1998, the Company's Board of Directors unanimously approved, subject to approval by the Company's shareholders, the amendment and restatement of the Stock Option Plan. The amendments to the Stock Option Plan (the Plan Amendments) approved by the Company's Board of Directors consist of changes to permit the grant of options to non-employee directors of the Company and changes to conform the Stock Option Plan to changes to the federal securities laws. On September 16, 1998, the shareholders approved the amendment and restatement of the Stock Option Plan. The Stock Option Plan is designed to serve as an incentive for retaining qualified and competent employees and directors.

   The Stock Option Committee administers and interprets the Stock Option Plan and is authorized, in its discretion, to grant options thereunder to all eligible employees of the Company (currently twenty-eight (28) individuals), including officers and directors of the Company. The Stock Option Plan provides for the granting of both "incentive stock options" (as defined in Section 422A of the Internal Revenue Code of 1986, as amended (the "Code")) and nonstatutory stock options. Options can be granted under the Stock Option Plan on such terms and at such prices as determined by the Board, or a committee thereof, except that the per share exercise price of options may not be less than 80% of the fair market value of the Common Stock on the date of grant, and, in the case of an incentive stock option, the per share exercise price may not be less than 100% of such fair market value. In the case of incentive stock options granted to a 10% shareholder, the per share exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant and shall expire five years from the date of grant. The aggregate fair market value of the shares covered by incentive stock options granted under the Stock Option Plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

   Options granted under the Stock Option Plan are exercisable after the period or periods specified in the option agreement. Options granted under the Stock Option Plan are not exercisable after the expiration of ten years from the date of grant (except five years in the case of incentive stock options granted to 10% shareholders) and are not transferable other than by will or by the laws of descent and distribution.

   In September 1997, an additional 58,083 incentive stock options were granted under the Stock Option Plan to employees at fair market value. On September 23, 1998, an additional 18,500 incentive stock options were granted under the Stock Option Plan. An aggregate of 48,570 options were outstanding under the Stock Option Plan on August 31, 2001.

Executive Incentive Compensation Plan

   On June 22, 1994, effective for the year ended August 31, 1995, the Company's Board of Directors approved and adopted an Executive Incentive Compensation Plan (the "Incentive Plan") for executives and other key employees of the Company and its subsidiaries who contribute to the success of the Company. Under the terms of the Incentive Plan, awards of incentive compensation are determined by the Incentive Compensation Committee of the Board of Directors of the Company, which committee shall be composed of not less than two members. The Incentive Plan provides that the Board of Directors may amend, suspend or terminate the incentive Plan at any time. Incentive Compensation for any fiscal year is defined as an amount equal to 7.5% of incentive income (the "Incentive Income") for such year. Incentive Income for any fiscal year is defined as the amount reported as income before taxes in the consolidated financial statements of the Company for such year. The maximum amount of all awards of Incentive Compensation for any fiscal year shall not exceed (a) 7.5% of incentive Income for such year, reduced by (b) the amount of Incentive Income which must be paid by the Company to employees pursuant to any contractual obligation of the Company, increased by (c) any unawarded Incentive Compensation carried forward from a prior fiscal year.

   The Board of Directors has also approved an employment agreement with Mr. Cohen, President of the Company, and agreements with Mr. Hirsch and Mr. Joseph, executive officers of the Company, pursuant to which Messrs. Cohen, Hirsch and Joseph are entitled to receive 2.5%, 1% and 0.5%, respectively, of Incentive Income of the Company, as defined in the Incentive Plan.

Split Dollar Insurance Plan

   On April 5, 1995, the Board of Directors of the Company established a split-dollar life insurance plan (the "Split-Dollar Plan") pursuant to which the Company paid the premiums for certain "second to die" life insurance policies on the lives of Messrs. Nederlander, Cohen, and Hirsch and their respective spouses, for a period not to exceed five years, at an annual aggregate premium payment of $300,000. Each policy is in the name of a trust established for family beneficiaries selected by each executive. On August 3, 1995, the Company approved a life insurance policy for Mr. Schuster at an annual cost of $100,000 for a period of five years. Pursuant to the plan, and with respect to each policy, after ten years, or earlier upon the deaths of the respective insured parties, or certain other events, the Company was to receive the amount of premiums paid on the policy. Through December 31, 1998, $300,000 was paid on Mr. Schuster's policy and $400,000 was paid on each of the others, leaving a balance of premiums in the aggregate amount of $500,000 still owed by the Company on the policies. Pursuant to an amendment to the original agreement, executed in April 1999, future payments by the Company relating to the policies were waived by Messrs. Nederlander, Cohen, Hirsch and Schuster. In consideration of the waiver, the Company agreed to accept repayment of the lesser of the premiums paid or the cash value of the policy, upon the deaths of the respective insured parties.

Compensation Committee Interlocks and Insider Participation

   The Board of Directors has not designated a Compensation Committee, but has delegated the responsibility and authority for setting and overseeing the administration of policy which governs the compensation of all of the Company's employees (with the exception of Messrs. Nederlander, Cohen, Hirsch and Schuster) to its President, Jerome J. Cohen. The compensation paid to Messrs. Nederlander, Cohen, Hirsch and Schuster is determined by the Board of Directors. The Directors who are also executive officers of the Company do not participate in deliberations of the Board of Directors of the Company concerning their own compensation.

                        REPORT ON EXECUTIVE COMPENSATION

   The Board of Directors has not designated a Compensation Committee, but has delegated the responsibility and authority for setting and overseeing administration of policy which governs the compensation of all of the Company's employees (with the exception of Messrs. Nederlander, Cohen, Hirsch and Schuster) to its President, Jerome J. Cohen. The compensation paid to Messrs. Nederlander, Cohen, Hirsch and Schuster is determined by the Board of Directors. No previously named executives received an increase in base compensation in fiscal 2001.

   On June 22, 1994, the Board of Directors of the Company approved an Executive Incentive Compensation Plan (the "Incentive Plan") for executives and other key employees of the Company and its subsidiaries who contribute to the success of the Company. Under the terms of the Incentive Plan, which commenced for years beginning with fiscal 1995, awards of Incentive Compensation shall be made by an Incentive Compensation Committee of the Board of Directors of the Company, which committee shall be composed of not less than two members. The Incentive Plan provides that the Board of Directors may amend, suspend or terminate the Incentive Plan at any time. Incentive Compensation for any fiscal year is defined as an amount equal to 7.5% of Incentive Income for such year. Incentive Income for any fiscal year is defined as the amount reported as "Income Before Taxes" in the consolidated financial statements of the Company for such year. The maximum amount of all awards of Incentive Compensation for any fiscal year shall not exceed (a) 7.5% of Incentive Income for such year, reduced by (b) the amount of Incentive Income which must be paid by the Company to employees pursuant to any contractual obligation of the Company, increased by (c) any unawarded Incentive Compensation carried forward from a prior fiscal year. Of the 7.5% of Incentive Income available, 2.5%, 1% and 0.5% is allocated to Mr. Cohen, Mr. Hirsch and Mr. Joseph, respectively, pursuant to the terms of employment agreements each has with the Company. The amount accrued pursuant to the Incentive Plan for fiscal 2001 was approximately $258,000.

   Mr. Jerome J. Cohen, President of the Company, Mr. Herbert B. Hirsch, Senior Vice President, Chief Financial Officer and Treasurer of the Company, and Mr. Jon A. Joseph, General Counsel and Secretary of the Company, each receive compensation and/or severance payments under agreements which have been approved by the Board of Directors of the Company. See "Executive
Compensation--Employment Agreements" on page 46.

                               Board of Directors

              Robert E. Nederlander                     John E. McConnaughy, Jr.
               Eugene I. Schuster                           Herbert B. Hirsch
                 Jerome J. Cohen                           Wilbur L. Ross, Jr.
                                      Leonard Toboroff

                             AUDIT COMMITTEE REPORT

   The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that each member of the Committee is "independent", as required by applicable listing standards of the Nasdaq National Market. The Committee operates pursuant to a Charter that was adopted by the Board of Directors on June 13, 2000. As set forth in the Charter, management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

   In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, has considered whether the provision of information technology consulting services relating to financial information systems design and implementation, internal audit and other non-audit services by the independent auditors to the Company is compatible with maintaining the auditor's independence, and has discussed with the auditors the auditors' independence.

   The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent."

   Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended August 31, 2001 filed with the Securities and Exchange Commission.

                            John E. McConnaughy, Jr.
                              Wilbur L. Ross, Jr.
                                Leonard Toboroff

                            STOCK PERFORMANCE GRAPH

   Set forth below is a line graph comparing the cumulative total shareholder return on the Company's Common Stock, based on the market price of the shares of Common Stock of the Company, with the cumulative total return of companies in the Nasdaq Market Index and the Media General Peer Group (real estate subdividers and developers) Index. The comparison assumes the investment of $100 on September 1, 1996 in the shares of Common Stock of the Company and in each of the foregoing indices. The Company did not pay any dividends on the shares of Common Stock of the Company during this period and accordingly, no reinvestment of dividends is included in the following line graph.

                                    GENERAL

   The Company and the Board of Directors do not know of any matters other than those stated in this Proxy Statement that are to be presented for action at the Special Meeting. If any other matters should properly come before the Special Meeting, proxies will be voted on these other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred only by the granting of such proxies.

   A copy of the Company's 2001 Annual Report on Form 10-K for the fiscal year ended August 31, 2001, as filed with the Securities and Exchange Commission, except for exhibits, accompanies this Proxy Statement. Upon request, the Company will provide copies of the exhibits to its Form 10-K at a cost of fifty cents per page of each exhibit. All requests should be directed to Mego Financial Corp., 4310 Paradise Road, Las Vegas, Nevada 89109, ATTN: Jon A. Joseph, Secretary.

   The accounting firm of Deloitte & Touche LLP ("Deloitte") represented the Company as its independent public accountants during each of the two fiscal years ended August 31, 1999 and 2000. On August 7, 2001, the Audit Committee of the Board of Directors of the Company unanimously determined not to reappoint Deloitte. On August 8, 2001, the Company informed representatives of Deloitte that such firm would no longer be engaged as the principal accountants to audit the Company's financial statements.

   The audit reports of Deloitte on the financial statements of the Company as of and for the Company's two most recent fiscal years and subsequent interim periods, for which Deloitte was the Company's independent auditors, did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principals. During the Company's two most recent fiscal years and subsequent interim periods, for which Deloitte was the Company's independent auditors, there were no disagreements between the Company and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused it to make reference to the subject matter of the disagreement in connection with its reports. During the two most recent fiscal years and any subsequent interim periods, there have been no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.

   The Company disclosed the termination of Deloitte in its Current Report on Form 8-K filed with the Securities and Exchange Commission on August 7, 2001, has provided a copy of such report to Deloitte and has requested and received from Deloitte a letter addressed to the Securities and Exchange Commission stating that it agrees with the statements set forth therein. A copy of that letter, dated August 14, 2001, is attached as Exhibit 16.1 with the 8-K.

   On August 21, 2001, the Audit Committee of the Board of Directors of the Company engaged Ernst & Young LLP ("Ernst & Young") as the Company's independent public accountants for its fiscal year ending 2001.

   During the Company's two most recent fiscal years and any subsequent interim periods, neither the Company nor anyone acting on its behalf consulted with Ernst & Young regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements; or (ii) any matter that was either the subject of a disagreement with Deloitte or a reportable event (as such term is described in Item 304(a)(1)(v) of Regulation S-K) with respect to Deloitte.

   As a consequence, Ernst & Young conducted the audit of the Company's annual financial statements for the fiscal year ended August 31, 2001 while Deloitte conducted the review of the Company's quarterly reports on Form 10-Q for the same fiscal year.

   One or more of the representatives of Ernst & Young are expected to be available at the Special Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions from shareholders.

   The aggregate fees billed by Ernst & Young for professional services rendered for the audit of the Company's annual financial statements for the fiscal year ended August 31, 2001 was $60,000. The aggregate fees billed by Deloitte for professional services rendered for the review of the Company's quarterly reports on Form 10-Q for that fiscal year were $20,900. Ernst & Young provided additional services to PEC for a fee of $10,000.

                             SHAREHOLDER PROPOSALS

   Shareholders interested in presenting a proposal for consideration at the Company's 2002 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934 and the Company's Bylaws. To be eligible for inclusion in the Proxy Statement and form of proxy relating to the meeting, shareholder proposals must be received by the Corporate Secretary within a reasonable time before the Company begins to print and mail its proxy materials. If a shareholder proposal is received after such time, the proxy holders may vote in their discretion as to the proposal, all of the shares for which they have received proxies for the 2002 annual meeting of shareholders.

                                          By Order of the Board of Directors,

                                                   /s/ Jon A. Joseph
                                          By: _________________________________
                                                       Jon A. Joseph
                                              Senior Vice President, General
                                                   Counsel and Secretary

December  , 2001

ANNEX A



December 2, 2001

Special Committee of the Board of Directors
Mego Financial Corp.
4310 Paradise Road
Las Vegas, Nevada 89109

Attention: Chairman

Gentlemen:

We understand that Mego Financial Corp. ("Mego" or the "Company") and LC

Acquisition Corp. ("LCA" or the "Buyer") propose to enter into a series of related transactions, pursuant to which, without limitation, (i) the Company agrees to issue and sell to Buyer 750,000 shares of common stock, par value $.01 per share, (the "Common Stock") of the Company, at a purchase price of $4.00 per share, under a subscription agreement (the "LCA Subscription Agreement"), (ii) certain shareholders of the Company, some of whom are also directors of the Company (the "Selling Shareholders"), agree to sell to the Buyer 1,269,634 shares of Common Stock of the Company at a purchase price of $4.00 per share under a securities purchase agreement (the " Securities Purchase Agreement"),
(iii) Buyer will arrange for Doerge Capital Management and/or affiliates ("Doerge"), an unaffiliated third party, to purchase an additional $2,000,000 of Common Stock of the Company under a subscription agreement (the "Doerge Subscription Agreement" and together with the LCA Subscription Agreement, the "Subscription Agreements") on substantially the same terms as those in the LCA Subscription Agreement, (iv) the Company agrees to execute a registration rights agreement (the "Registration Rights Agreement") with the Buyer and with Doerge under which the Company agrees to file a registration statement with the Securities and Exchange Commission (the "SEC") with respect to all the shares of Common Stock issued and sold to the Buyer and Doerge pursuant to the Subscription Agreements and the Securities Purchase Agreement, and (v) the payment and security terms of certain outstanding subordinated debt (the "Subordinated Debt") issued by the Company to affiliates of certain of its officers and directors, together with the related security agreements, are amended, which amendment includes the payment of an At Risk Payment on the Subordinated Debt. The terms and conditions of the Subscription Agreements, the Securities Purchase Agreement, the Registration Rights Agreement and the amendment of the Subordinated Debt and related security agreements (collectively, the "Transaction") are more fully described in the draft preliminary Proxy Statement of Mego Financial Corp. to be filed with the SEC. The Transaction is subject to approval of Mego shareholders and shall include, among other things,

Loan of $3,000,000 from LCA to Mego

  I. Mego has received a loan of $3,000,0000 from LCA, and executed a promissory note (the "Note") in favor of LCA evidencing the loan. Of that amount $1,400,000 was advanced on October 15, 2001, and the balance was received on November 26, 2001.

  II.     The Note is due and payable on the earlier of (i) August 31, 2002,
          (ii) the closing of the transactions contemplated by the LCA Subscription Agreement, and (iii) any earlier date on which the Note would be required to be paid in full by acceleration or other wise.

  III. Pursuant to a guaranty (the "Note Guaranty"), Mego's obligations under the Note are unconditionally guaranteed by Preferred Equities Corporation, ("PEC"), a Nevada corporation and wholly-owned subsidiary of Mego.

  IV. PEC's guaranty of Mego's obligations under the Note is secured by a pledge (the "Note Pledge and Security Agreement") of (i) all of the issued and outstanding stock of Central Nevada Utilities Company ("CNUC"), a Nevada corporation and wholly-owned subsidiary of PEC, and
          (ii) all accounts payable and other amounts and liabilities owed by CNUC to PEC.

  V. As further security for Mego's obligations under the Note, PEC has caused CNUC to execute and deliver an Assignment of Proceeds whereby CNUC has assigned to LCA $3,000,000 of the $5,500,000 in proceeds to be received by it upon the consummation of the transactions contemplated by an Agreement for Purchase and Sale of Water and Wastewater Assets by and between CNUC and Utilities, Inc., an Illinois corporation. Such transaction is subject to regulatory approval and is expected to close on or before August 31, 2002.

     LCA Purchase of Common Stock from Members/Affiliates of the Board of Directors of Mego

  VI. LCA is negotiating to purchase, through a private transaction, 1,269,634 shares of Common Stock of Mego from five individuals who are members of the Board of Directors of Mego, a former executive officer of Mego, and six business entities or trusts related to members of the Board of Directors of Mego. The purchase price is $4.00 per share for an aggregate purchase price of $5,078,536.

     LCA Purchase of Common Shares of Mego pursuant to a Stock Subscription Agreement

  VII. LCA has agreed with Mego to subscribe for 750,000 shares of newly issued shares of Common Stock pursuant to the LCA Subscription Agreement by and between Mego and LCA. The purchase price for each share of Common Stock will be $4.00 per share for an aggregate purchase price of $3,000,000 and will be payable, at closing, by LCA
          (i) by the cancellation of all principal amounts owed pursuant to the Note and (ii) cash, if less than $3,000,000 is outstanding under the Note.

  VIII. Pursuant to the Registration Rights Agreement and subject to certain conditions Mego is required to register with the SEC the resale of the 750,000 new shares of Common Stock to be purchased by LCA, the 500,000 new shares of Common Stock to be purchased by Doerge (see IX. below), and the 1,269,634 privately purchased shares, no later than 120 days after the date of execution of the Registration Rights Agreement.

Third Party Purchase of Common Shares of Mego

  IX. LCA will also arrange for Mego to sell additional shares of newly issued common shares with a purchase price of $2,000,000, under terms substantially similar to the terms of the Subscription Agreement. The purchaser of these shares, Doerge, is not affiliated with LCA, its officers or directors.

     Distribution of Newly Issued Shares and Shares Purchased from Members/Affiliates of the Board of Directors.

  X. LCA will retain 313,634 of the shares purchased, and will distribute 1,706,000 of the shares to entities and individuals ("Distributees") after the Transaction is completed. Of that amount, affiliates of Doerge will receive 353,000 shares. When combined with the 500,000 shares to be purchased directly by Doerge (see IX), Doerge and its affiliates will own 853,000 shares of Mego, accounting for 18.0% of the shares outstanding after the Transaction is complete.


     Changes in the Terms of Mego's Outstanding Subordinated Debt of $4,210,714 and Increasing the Principal Amount by an At Risk Payment of $644,643.

  XI. Mego currently owes $4,210,714 in principal, plus accrued interest since March 1, 2001, on the Subordinated Debt originally issued to certain related parties (including members of the Board of Directors of Mego and PEC) on October 25, 1987. This Subordinated Debt, as amended, is now due and payable by Mego on February 1, 2002. The Subordinated Debt is currently guaranteed by PEC and secured by all of the outstanding common shares of PEC (the "PEC Pledge Agreement"). As part of the Transaction, Mego will agree to increase the principal amount owed under the Subordinated Debt from $4,210,714 to $4,855,357 and the Subordinated Debt holders will agree to release their lien on the common shares of PEC. The Subordinated Debt holders will receive an assignment of the proceeds from the sale of CNUC, when and if it is completed, and subject to a maximum of $5,200,000 (the "Assignment of Proceeds"), and LCA will relinquish all liens on those proceeds. (See V above.) The Subordinated debt holders will also receive a lien on all of the outstanding common shares of CNUC (the "CNUC Pledge"), all of which are currently owned by PEC. The increase in the principal amount of the Subordinated Notes of $644,643 is an "At Risk Payment" in consideration of the (i) due date of the Subordinated Debt being extended to August 31, 2002, (ii) the termination of the PEC Pledge Agreement, and (iii) the debt holders agreement that performance of an Assignment will be recourse only to the CNUC Pledge and the Proceeds Assignment.

Changes in Mego Management

  XII.    At the time of the execution of the Transaction documents, Mr. Floyd
          W. Kephart shall be appointed as President and CEO of Mego and PEC, replacing existing management. Until approval of this Transaction by the shareholders of Mego, he shall operate under certain restrictions, including the requirement to seek approval of a majority of the Board of Directors (including a majority of its three outside members) before authorizing any material transactions on behalf of Mego.
  XIII. Until shareholder approval is obtained, no severance payments will be made to outgoing management members.
  XIV. If shareholder approval is not obtained, then Mr. Kephart shall resign his position and prior management will be reinstated.

     Subsequent to the Transaction there will be a new Board of Directors and there will be 4,750,557 shares of common stock of Mego issued and outstanding. Based on the terms of the Transaction, LCA and Doerge, together with certain affiliates of Doerge, will own, after the distribution of the shares by LCA to the Distributees, 1,166,634 shares of the 4,750,557 shares outstanding, which represents approximately 24.6% of Mego common shares outstanding after consummation of the Transaction.


     You have requested our opinion as to the fairness of the Transaction, from a financial point of view, to the shareholders of Mego other than the Selling Shareholders. In connection with rendering our opinion we have, among other things:

       I. Analyzed a business plan and financial projections prepared by LCA in October 2001.

       II. Analyzed information with respect to Mego, including audited financial statements of Mego for the twelve-month period ended August 31, 2001, interviews with corporate management, reviewed marketing information and various internal management documents.

       III. Analyzed the internal unaudited financial statement of PEC's wholly owned subsidiary Central Nevada Utility Company. IV. Analyzed unaudited financial statements of PEC for the year ended August 31, 2000 and for the nine-month period ended May 31, 2001.

       V. Reviewed various documents filed by Mego with the Securities and Exchange Commission, including but not limited to the Forms 10-K for the years ended August 31, 1997, 1998, 1999, 2000, and 2001, and the Proxy Statement filed in connection with the annual shareholders meeting that was held on May 16, 2001. Interviewed members of the Board of Directors and management of Mego to assess their views regarding the historical performance and future prospects for the Company.

       VI. Interviewed the principals of LCA to assess their current and future plans for Mego, including expanding operations, cost cutting programs and possible ways to raise capital for the Company.

       VII.   Analyzed historical stock prices of Mego.

       VIII. Met with Friedman, Billings, Ramsey & Co., Inc., the major market maker of Mego stock and a substantial investor in the Company, to discuss the history of trading in Mego shares. (N.B. Friedman Turbidy & Company, Inc. is not associated with Friedman, Billings, Ramsey & Co., Inc.)

       IX. Considered relevant data of Mego and have compared that data with applicable data for publicly held companies with investment characteristics relevant to Mego.

       X. Considered the prospective financial performance of Mego as planned by current management, and as an entity under the direction of new management.

       XI. Considered the financial condition, risks and strategic and financing alternatives of Mego.

       XII. Considered the potential impact of the Transaction upon the future stock price of Mego after implementing plans promulgated by LCA and new management.

       XIII. Considered the registration issues associated with the 120 days waiting period and potential limitations on dispositions in the secondary market of Mego common shares by LCA shareholders.

       XIV. Considered the impact on value of the newly issued unregistered shares of Mego issued in conjunction with the cancellation of the promissory note of Mego to LCA.

       XV. Evaluated the impact on the value on the common shares of Mego of the sale of CNUC and the elimination of subordinated debt currently owed by Mego.

       XVI. Considered the payment of the At Risk Payment to the holders of the subordinated debt by Mego.

       XVII. Considered the impact of Mego expanding into the travel and leisure market and the synergy with current business.

       XVIII. Considered such other information, financial studies, and analyses as we deemed relevant, and performed such analyses, studies and investigations, as we deemed appropriate.

Friedman Turbidy & Company, Inc. has assumed and relied upon, without independent verification, the accuracy and completeness of the information reviewed by us. We have assumed and relied upon the reasonableness and accuracy of the financial projections, forecasts and analyses, and that they were prepared in good faith and on bases reflecting the best currently available judgments and estimates of Mego's management. We express no opinion with respect to such projections, forecasts or analyses, or the assumptions upon which they are based. We have also assumed that the new management of Mego after the consummation of the terms of the Transaction will be able to successfully implement the revenue enhancing, cost cutting and financing improvements for the Company.

Our opinion is necessarily based on economic, market and other conditions as in effect on, and the information made available to us as of, the date of this letter. Our opinion is limited to the fairness of the Transaction as of the date hereof from a financial point of view. Although developments following the date of our opinion may affect the opinion, Friedman Turbidy & Company, Inc. assumes no obligation to update, revise or reaffirm its opinion. It should be understood that subsequent developments might affect the conclusion expressed in our opinion. We disclaim any undertaking or obligation to advise any person of any change in any matter affecting the opinion that may come or be brought to our attention after the date of this opinion. We make no representation with respect to the business decision to undertake the Transaction or any other terms of the Transaction. This opinion does not represent any evaluation of the legal aspects of the Transaction. The opinion does not represent our opinion as to the value of Mego, or its tangible and intangible assets. We have not evaluated the tax aspects of this Transaction but have assumed there will be no major tax implications to Mego or its shareholders.

Following the consummation of the Transaction, Mego will receive certain benefits and be subjected to numerous risks. In addition, Mego will be subjected to other risks if the Transaction is not consummated. Such benefits and risks related to the Transaction are described in the preliminary draft Proxy of Mego Financial Corp. to be filed with the SEC.

We are acting as a financial advisor to the Special Committee and will receive a fee for our services in rendering this opinion.

We are not expressing any opinion herein as to the price at which Mego common stock will trade following the completion of the Transaction. Our opinion does not address the merits of the underlying decision by Mego to engage in the Transaction and any other agreements or matters provided for or contemplated by the Subscription Agreement, Securities Purchase Agreement, Registration Rights Agreement and the restructuring of the Subordinated Debt and does not constitute a recommendation to the Mego Board of Directors or shareholders to approve the Transaction.

Based upon and subject to the forgoing considerations, it is our opinion that, as of the date hereof, the Transaction as a whole is fair, from a financial point of view, to Mego and its shareholders other than the Selling Shareholders.

The foregoing opinion is to be used solely for the information and assistance of the Special Committee of the Board of Directors of Mego. Accordingly, it is understood and agreed that no person other than Mego and its officers and directors shall be allowed to rely upon this opinion, and, except for inclusion in its entirety and described in any registration statement or proxy statement required to be circulated to shareholders of Mego relating to the Transaction, may not be quoted, referred to or reproduced at any time or in any manner without our prior written consent.

     Very truly yours,


     /s/ Friedman Turbidy & Company, Inc.

     Friedman Turbidy & Company, Inc

ANNEX B                                                           EXECUTION COPY

                            SUBSCRIPTION AGREEMENT



                                                               December 13, 2001

Mego Financial Corp.
4310 Paradise Road
Las Vegas, Nevada  89109

Gentlemen:

     The undersigned ("Subscriber") hereby tenders this Subscription Agreement (this "Agreement") subject to the terms and conditions set forth herein. If you are in agreement, please indicate your acceptance by executing this Agreement in the space provided and returning one executed counterpart to Subscriber.

     1.   Subscription.
          ------------

     1.1. Subject to approval by the shareholders of Issuer of the issuance and sale contemplated hereby, Subscriber hereby subscribes for the purchase of 750,000 shares (the "Shares" or the "Securities") of common stock, $.01 par value per share ("Common Stock"), of Mego Financial Corp., a New York corporation ("Issuer" or "Company"), for a purchase price of four dollars ($4.00) per Share to be paid to Issuer by Subscriber in accordance with Section
7.3 hereof.

     2.   Offering Material.
          -----------------

     2.1. Subscriber represents and warrants that it is in receipt of and that it has carefully read and understands the following items (collectively, the "Offering Material"):

          (a) Issuer's Annual Report on Form 10-K for the year ended August 31, 2001; and

          (b) Such other information as it has requested in order to evaluate an investment in Issuer.

     3.   Restrictions on Transfer.
          ------------------------

     3.1. Subscriber acknowledges that it is not acquiring the Shares of Common Stock for the purpose of or in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("Other Securities Laws"), in violation of the Act or Other Securities Laws. Subscriber further agrees that it will not sell, assign or transfer any of the Securities so acquired in violation of the Act or Other Securities Laws and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because such Securities have not been registered under the Act or Other Securities Laws and further realizes that such Securities cannot be transferred unless such Securities are subsequently registered under the Act and Other Securities Laws or an exemption from such registration is applicable to such transfer. Subscriber further recognizes that Issuer is not assuming any obligation to register such Securities, except pursuant to the Registration Rights Agreement to be entered into by the Issuer and Subscriber at the Closing (as defined in Section 7.3 below), in the form attached hereto as Exhibit A (the "Registration Rights Agreement"). Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Act and Other Securities Laws will be placed on the face of the certificates for such Securities at the time of their transfer and delivery.

     3.2. The Securities may not be transferred except (i) in a transaction which is in compliance with the Act and Other Securities Laws and (ii) in accordance with the other terms and conditions of this Agreement. It shall be a condition to any such transfer that Issuer shall be furnished with an opinion of counsel to the holder of such Securities, reasonably satisfactory to Issuer, to the effect that the proposed transfer would be in compliance with the Act and Other Securities Laws.

     3.3. Subscriber understands that the certificate(s) representing the Securities and the securities of Issuer acquired pursuant to the Securities Purchase Agreement (as defined below) to the extent such securities acquired pursuant to the Securities Purchase Agreement, together with any Securities acquired hereunder, convey beneficial ownership of more than 5% of the outstanding shares of Common Stock of the Company, will bear restrictive legends thereon substantially as follows:

          "The securities represented by this certificate have been acquired directly or indirectly from the Issuer without being registered under the Securities Act of 1933, as amended (the "Act"), or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These securities may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner ("Transfer") unless they are registered under the Act and any other applicable securities laws, or unless the request for Transfer is accompanied by a favorable opinion of counsel, reasonably satisfactory to the Issuer, stating that the Transfer will not result in a violation of the Act or any other applicable securities laws."

          "The securities represented by this certificate are subject to restrictions upon transfer pursuant to that certain Subscription Agreement (the "Subscription Agreement") by and among the Issuer and the subscriber to the shares of Common Stock evidenced by this certificate. A copy of the Subscription Agreement may be obtained from the Issuer without charge upon the written request of the holder hereof."

     In addition, it is understood and acknowledged that all shares acquired pursuant to the Securities Purchase Agreement will bear the first restrictive legend set forth above.

     3.4. Subscriber understands that Issuer will direct the Transfer Agent for the Common Stock to place a stop transfer instruction against the certificate(s) representing the Securities issued pursuant to this Agreement and will instruct the Transfer Agent to refuse to effect any transfer thereof in the absence of a Registration Statement declared effective by the Securities and Exchange Commission with respect to the Securities or a favorable opinion of counsel to Subscriber, satisfactory to counsel for Issuer, that such transfer is exempt from registration under the Act and any Other Securities Laws.

     3.5. Subscriber understands that it has no rights whatsoever to request, and that the Issuer is under no obligation whatsoever to furnish, a registration of the Securities under the Act or any Other Securities Laws, except under the terms of the Registration Rights Agreement.

     3.6. Subscriber will only transfer the Securities issued pursuant to this Agreement in compliance with (i) the Act and Other Securities Laws and (ii) the other terms and conditions of this Agreement.

     4.   Subscriber's Representations and Warranties.
          -------------------------------------------

     In order to induce Issuer to execute this Subscription Agreement and to consummate the transactions set forth therein, Subscriber hereby represents, warrants and covenants to Issuer as follows:

     4.1. Subscriber acknowledges that it has had the opportunity to obtain additional information beyond the Offering Material in order to verify the information contained in the Offering Material and to evaluate the risks of an investment in the Securities. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative of the Company). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's legal, tax, accounting and financial advisers the suitability of an investment in the Securities for Subscriber's particular tax and financial situation.

     4.2. Subscriber acknowledges that it has had the opportunity to ask questions of and receive answers from qualified representatives of Issuer concerning the terms and conditions of this Agreement and of the Securities to be issued hereunder, as well as the information contained in the Offering Material, and it has been granted access, prior to subscribing to the Securities and prior to the purchase thereof, to all books, records and documents of Issuer and its subsidiaries.

     4.3. Subscriber acknowledges that its attention has been specifically called to, and that its representatives or agents have carefully read, the Offering Material, drafts of the preliminary proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction contemplated hereby, all documents referred to and incorporated therein and any other material received by Subscriber from the Issuer and fully understands the risk involved in the investment.

     4.4. Subscriber acknowledges that it is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Securities and that, by reason of its knowledge and experience in financial and business matters in general, and investments of this type in particular, and the knowledge and experience in financial and business matters of its representatives and agents, it is capable of evaluating the merits and risks of an investment by it in the Securities.

     4.5. Subscriber's financial condition is such that it is under no present need, in order to satisfy any existing or contemplated understanding or indebtedness, to dispose of any portion of the Securities which it is purchasing hereunder. Subscriber is able to bear the economic risk of an investment in the Securities, including, without limiting the generality of the foregoing, the risk of losing part or all of its investment in the Securities and its probable inability to sell or transfer the Securities for an indefinite period of time.

     4.6. Subscriber is not acquiring the Securities for the purpose of or in connection with any distribution within the meaning of the Act or Other Securities Laws in violation of the Act or Other Securities Laws.

     4.7. Subscriber understands that, because the Securities have not been registered under the Act or Other Securities Laws, the Securities therefore must be held indefinitely unless the Securities are subsequently registered under the Act and Other Securities Laws or until an exemption from such registration thereunder is available.

     4.8. Subscriber is aware that any sales which may be made in reliance upon Rule 144 promulgated under the Act, may be made only if Issuer is in compliance with the reporting and other requirements under Rule 144, and then only in limited amounts, after the required holding periods, and otherwise in accordance with the terms and conditions of Rule 144.

     4.9. Subscriber acknowledges that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

     4.10. This Agreement has been duly authorized, executed and delivered on behalf of Subscriber and constitutes the valid and binding obligation of the Subscriber enforceable against Subscriber in accordance with its terms.

     4.11. Subscriber recognizes that investment in the Securities involves substantial risks. Subscriber further recognizes that no Federal or State agencies have passed upon this offering of the Securities or made any findings or determination as to the fairness of this investment.

     4.12. Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice of other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar.

     4.13. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Securities, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and (iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Securities, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Regulation D promulgated under the Act and has submitted information substantiating such individual qualification.

     4.14. Subscriber acknowledges that Issuer has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Act may not be present if, notwithstanding such representations, Subscriber were acquiring the Securities for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

     4.15. None of the information supplied by Subscriber for inclusion or incorporation by reference in the proxy statement (the "Proxy Statement") used in connection with the solicitation of proxies at its Special Meeting (the "Special Meeting") held to seek approval of transactions contemplated herein shall, at the time it is filed with the Securities and Exchange Commission, at the time it is first mailed to Issuer's shareholders or at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.16. Set forth on Schedule 4.16 is (i) an accurate and complete list of all of the common and preferred shareholders of Subscriber, together with each such common shareholder's respective percentage ownership interest in Subscriber, and (ii) an accurate and complete list of all such shareholders (the "Distributees") who shall receive securities (including, without limitation, securities acquired pursuant to the Securities Purchase Agreement) of the Issuer in a distribution from Subscriber in accordance with Section 6.3(b)(iv) of this Agreement, together with each such Distributee's respective percentage ownership interest in Issuer upon the successful consummation of such distribution. Subscriber hereby represents and warrants that, to the knowledge of Subscriber after due inquiry, all of the Distributees set forth on Schedule 4.16 are "accredited investors" within the meaning of Regulation D promulgated under the Act and, except as set forth in Schedule 4.16, none of the Distributees are affiliates (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the "Exchange Act")) ("Affiliates") of the Subscriber or each other. Subscriber hereby further represents and warrants that only the preferred shareholders of Subscriber will constitute the Distributees. Schedule 4.16 also sets forth the number of Securities that will be beneficially owned by Subscriber after the distribution of the Securities to the Distributees.

     4.17. (a) Except as set forth on Schedule 4.17(a), neither Subscriber nor any of its Affiliates or representatives, including, without limitation, Floyd
W. Kephart and Seth Bogner, is party to, or is bound by any contract, agreement, arrangement or understanding (whether written or not) with respect to Issuer or any of its Subsidiaries or any securities (including, without limitation, securities acquired pursuant to the Securities Purchase Agreement) of Issuer or any of its Subsidiaries, including without limitation, any (i) contract, agreement, arrangement or understanding (whether written or not) which requires such party to (x) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interest in, Issuer or any of its Subsidiaries or (y) vote or dispose of any shares of capital stock of, or other equity or voting interest in Issuer or any of its Subsidiaries or (ii) irrevocable proxy, voting agreement or similar agreement, arrangement or understanding (whether written or not) with respect to any shares of capital stock of Issuer or any of its Subsidiaries.

          (b) Except as set forth on Schedule 4.17(b), to the knowledge of Subscriber after due inquiry, none of the Distributees of Subscriber set forth on Schedule 4.16 or any of their respective Affiliates or representatives, are party to, or are bound by any contract, agreement, arrangement or understanding (whether written or not) with respect to Issuer or any of its Subsidiaries or any securities (including, without limitation, securities acquired pursuant to the Securities Purchase Agreement) of Issuer or any of its Subsidiaries, including without limitation, any (i) contract, agreement, arrangement or understanding (whether written or not) which requires such party to (x) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interest in, Issuer or any of its Subsidiaries or (y) vote or dispose of any shares of capital stock of, or other equity or voting interest in Issuer or any of its Subsidiaries or (ii) irrevocable proxy, voting agreement or similar agreement, arrangement or understanding (whether written or not) with respect to any shares of capital stock of Issuer or any of its Subsidiaries.

     4.18. Neither Subscriber nor any of its Affiliates or representatives, including, without limitation, Floyd W. Kephart and Seth Bogner, possesses, directly or indirectly, any financial, equity, voting or management interest, or is a director, officer, employee, agent or Affiliate of any of the entities set forth in Schedule 4.18 from which Subscriber has arranged to procure an additional $2 million equity investment in the Company.

     4.19. Except as set forth on Schedule 4.19, the execution, delivery and performance of this Agreement by Subscriber, and the taking of all action contemplated hereby and by the Securities Purchase Agreement and the other ancillary agreements contemplated thereby, will not result in any violation of or conflict with or constitute a default under any term of Subscriber's Articles of Incorporation, or bylaws, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it (which violation or conflict would materially adversely affect the property, business, operations or financial condition of Subscriber), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of Subscriber pursuant to any such term

     4.20. Subscriber's contemplated distribution of the Shares to the Distributees will not be in violation of the Act or Other Securities Laws.

     4.21. Subscriber agrees that its representations and warranties contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

     5.    Issuer's Representations and Warranties.
           ---------------------------------------

     In order to induce the Subscriber to execute this Subscription Agreement and to consummate the transactions set forth therein, the Issuer hereby represents, warrants and covenants to the Subscriber as follows:

     5.1. Organization, Standing, Capitalization, etc.  Issuer is a corporation
          --------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently conducted and to enter into this Agreement and issue the Securities pursuant hereto. All of the outstanding shares of capital stock of Issuer have been duly authorized and validly issued and are fully paid and non-assessable.

     5.2. Authorization.  This Agreement has been duly authorized, executed and
          -------------
delivered by or on behalf of Issuer and constitutes the valid and binding obligation of Issuer enforceable against Issuer in accordance with its terms. In accordance with Section 912 of the New York Business Corporation Law, as amended from time to time (the "NYBCL") the acquisition of securities of Issuer by Subscriber pursuant to this Agreement and the other agreements contemplated herein have been duly approved by the Special Committee (the "Special Committee") created by the Board of Directors of the Company to evaluate the transactions contemplated herein; it being understood that such approval by the Special Committee in accordance with Section 912 of the NYBCL is strictly with respect to Subscriber, and in connection with, the transactions contemplated by this Agreement, the Securities Purchase Agreement (as defined below) and other ancillary agreements contemplated thereby and to the extent Subscriber becomes an Interested Shareholder (as such term is defined in Section 912 of the NYBCL) of Issuer other than through the consummation of the transactions contemplated by this Agreement and the Securities Purchase Agreement, Subscriber shall be subject, with respect to Issuer, to the provisions of Section 912 of the NYBCL. In addition, to the extent Subscriber distributes the securities of Issuer acquired by it pursuant to this Agreement or the Securities Purchase Agreement, the approval for purposes of Section 912 of the NYBCL of the Special Committee referred to in this Section 5.2 does not apply to any such Distributees.

     5.3. Legality of Securities.  The Shares have been duly and validly
          -----------------------
authorized, and their issuance and sale to Subscriber pursuant to this Agreement have been duly authorized by the Board of Directors of Issuer. There are no preemptive rights or similar rights on the part of the holders of shares of the Common Stock. No further approval or authorization of the shareholders of Issuer will be required for the issuance of the Securities as contemplated herein, other than approval by the shareholders of the issuance of the Shares. When issued and delivered to the Subscriber in accordance with the terms hereof, the Shares will be validly issued and outstanding and fully paid and non-assessable.

     5.4. Conflicts with Other Instruments, etc.  Except as set forth on
          -------------------------------------
Schedule 5.4, the execution, delivery and performance of this Agreement by Issuer, and the taking of all action contemplated hereby and by the Securities Purchase Agreement and the other ancillary agreements contemplated thereby, will not result in any violation of or conflict with or constitute a default under any term of Issuer's Articles of Incorporation, or bylaws, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it (which violation or conflict would materially adversely affect the property, business, operations or financial condition of the Issuer), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of Issuer pursuant to any such term

     5.5. No Other Representations or Warranties.  Issuer is not making any
          --------------------------------------
other representations, warranties or guaranties, whether express or implied, with respect to itself or the transactions contemplated by this Agreement, except as expressly set forth in this Section 5. Issuer agrees that its representations and warranties contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

     6.   Certain Deliveries and Covenants of Subscriber.
          ----------------------------------------------

     6.1. In order to induce Issuer to execute this Agreement, Subscriber has procured for Issuer and/or arranged for Issuer to receive equity financing from an investor in an amount equal to $2 million, pursuant to the terms of a subscription agreement the terms of which are substantially similar to the terms of this Agreement except for the absence of the terms and conditions contained herein concerning the distribution of the Securities to the Distributees and the purchase of the Securities pursuant to the Securities Purchase Agreement.

     6.2. Subscriber covenants and agrees to vote all securities of Issuer held by it, and otherwise use its best efforts, to ensure that, at all times, at least three independent directors (as defined in Section 7.5 below) are appointed to the Board of Directors of Issuer.

     6.3. Subscriber covenants and agrees that, from the date of this Agreement, neither Subscriber nor any of its Affiliates or representatives shall, without the prior written consent of the Board of Directors of Issuer, including a majority of the independent directors of Issuer:

          (a) acquire additional securities of Issuer or its Affiliates;

          (b) transfer any securities (including, without limitation, securities acquired pursuant to the Securities Purchase Agreement) of Issuer unless the transferee agrees to be bound by all of the terms and conditions of this Agreement as though such transferee were the Subscriber hereunder, other than the following dispositions:

               (i) a disposition pursuant to Rule 144 of the Act;

               (ii) a disposition through a bona fide underwritten public offering;

               (iii) a disposition pursuant to any other effective registration statement relating to equity securities of Issuer under the Act, including a registration statement pursuant to the Registration Rights Agreement; or

               (iv) a disposition of securities (including, without limitation, securities acquired pursuant to the Securities Purchase Agreement) to the Distributees of Subscriber, provided that such Distributees (A) are "accredited investors" and (B) to the extent such Distributees 1) acquire shares of Common Stock issued pursuant to this Agreement or 2) acquire an amount of shares of Common Stock sufficient to convey to such Distributee beneficial ownership of 5% or more of the Issuer's outstanding shares of Common Stock, whether such shares of Common Stock are acquired pursuant to this Agreement, the Securities Purchase Agreement or otherwise acquired, execute and deliver to Issuer a joinder to this Agreement substantially in the form attached hereto as Exhibit B or otherwise agree to be bound by all of the terms and conditions set forth in this Agreement in a form reasonably acceptable to Issuer;

          provided, that in the case of any disposition pursuant to clause (i),
          (ii) or (iii) above, Subscriber or any of its Affiliates shall not, after due inquiry, knowingly transfer, in one or a series of transfers whenever occurring, more than such quantity of securities as would result in any one transferee becoming the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, together with all of its Affiliates, of more than 5% of the outstanding securities of Issuer; or

          (c) enter into any transaction with Issuer or its Affiliates (including, without limitation, the transactions described in Section 6.4).

     6.4. Notwithstanding any other terms or conditions of this Agreement, neither Subscriber nor any of its Affiliates or representatives shall, for a period of two years from the date of this Agreement, propose, discuss, encourage or enter into any business combination (as defined in Section 7.5 below) with Issuer or any of its Affiliates unless the consideration per share paid to the shareholders of Issuer, other than Subscriber, is no less than the greater of:

                    (A) the fair market value of the Common Stock at the time of the transaction,

               or

                    (B)  $4.00.

     6.5. Issuer and Subscriber hereby covenant, acknowledge and agree that:

          (a) The certificate of incorporation and the by-laws of Issuer immediately following the Closing shall contain the provisions with respect to indemnification, exculpation from liability and advancement of expenses set forth in Issuer's Certificate of Incorporation and By-laws as in effect on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing in any manner that would adversely affect the rights (including, without limitation, rights with respect to the transactions contemplated by this Agreement) thereunder of individuals who on or prior to the Closing were directors or officers of Issuer, unless such modification is required by law.

          (b) Issuer hereby covenants and agrees that it shall take such necessary measures to maintain in effect, for a period of six (6) years from the Closing, Issuer's directors' and officers' liability insurance substantially similar to such insurance as in effect on the date of this Agreement, except that such insurance shall be in an amount equal to at least $15 million, covering those directors and officers who are currently covered on the date of this Agreement by Issuer's directors' and officers' liability insurance policy (the "Insured Parties"); provided, however, that in no event shall Issuer be
                         --------  -------
required to expend in any one year an amount in excess of 150% of the annual premiums paid by Issuer for such insurance which Issuer represents were not more than $227,000 for the annual period beginning August 1, 2001; provided, further,
                                                              --------  -------
that if the annual premiums of such insurance coverage exceed such amount, Issuer shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount; and provided, further, that
                                                    --------  -------
Issuer may substitute for such Issuer policies with at least the same coverage containing terms and conditions which are no less advantageous and provided that said substitution does not result in any gaps or lapses in coverage with respect to matters occurring on or prior to the Closing (including, without limitation, rights with respect to the transactions contemplated by this Agreement).

          (c) Issuer shall indemnify, defend and hold harmless each officer, director or employee who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or employee of Issuer or any of its Subsidiaries (collectively, the "Indemnified Parties") to the fullest extent permitted by Section 722 of the NYBCL with respect to all acts and omissions arising out of such individuals' services as officers, directors or employees of Issuer or any of its Subsidiaries or as trustees or fiduciaries of any plan for the benefit of employees of Issuer or any of its Subsidiaries, occurring prior to the Closing (including, without limitation, the transactions contemplated by this Agreement). Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including without limitation, the transactions contemplated by this Agreement, occurring prior to, and including, the Closing, Issuer shall, from and after the Closing, pay, as incurred, such Indemnified Party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Issuer shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing this Section 6.5 or any action involving an Indemnified Party resulting from the transactions contemplated by this Agreement.

          (d) In the event that Issuer or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors, assigns or transferees of Issuer shall succeed to the obligations set forth in this Section 6.5.

          (e) Each Indemnified Party shall be entitled to the advancement of expenses to the full extent contemplated in this Section 6.5 in connection with any such action. The rights to indemnification and advancement of expenses under this Section 6.5 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to
                                       --------  -------
indemnification in respect of any claim for indemnification or advancement of expenses asserted or made within such period shall continue until the disposition of such claim.

          (f) Issuer and Subscriber acknowledge and agree that the provisions of this Section 6.5 shall benefit and may be enforced by, or on behalf of, any of the officers, directors or, as the case may be, employees referred to in this
Section 6.5.

     7.   Miscellaneous.
          -------------

     7.1. (a) The representations and warranties of Subscriber contained herein shall be true at and as of the date of the Closing as though such representations and warranties were made at and as of the Closing and all commitments and covenants of Subscriber made herein shall survive the Closing.

          (b) The representations and warranties of Issuer contained herein shall be true at and as of the date of the Closing as though such representations and warranties were made at and as of the Closing and all commitments and covenants of Issuer made herein shall survive the Closing.

     7.2. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

     7.3. The closing (the "Closing") of the issuance and sale of the Shares shall take place at the offices of Swidler, Berlin, Shereff, Friedman, LLP at The Chrysler Building, 405 Lexington Avenue, New York, New York 10174, or at such other place and at such time and date as Issuer and Subscriber shall mutually agree; provided, the Closing shall occur within two business days after the satisfaction or waiver of the conditions set forth herein and this Agreement shall be automatically terminated if the Closing has not occurred on or prior to March 1, 2002. At the Closing, (i) Subscriber shall deliver the purchase price for the Shares set forth in Section 1.1 hereof by returning to Issuer the promissory note dated October 15, 2001, as amended by that certain First Amendment to Promissory Note, dated November 8, 2001, and that certain Second Amendment to Promissory Note, dated as of November 15, 2001 (the "Note"), made by Issuer to Subscriber in the original face amount of $3 million marked "PAID IN FULL" and by delivering to the Issuer a certified or official bank check payable to the order of Issuer or a wire transfer to an account designated by Issuer, in an amount equal to the purchase price less the amount outstanding under the Note on such date and (ii) Issuer and Subscriber shall execute and deliver the Registration Rights Agreement. Issuer shall deliver to Subscriber duly executed stock certificates (bearing the restrictive legends required by Section 3.3 herein) for the Shares subscribed for and purchased hereunder within a reasonable period of time following the Closing. The affirmative vote of a majority of the shareholders of Issuer who are not parties to that certain Securities Purchase Agreement, dated December 13, 2001, by and among Subscriber, Robert E. Nederlander, Robert E. Nederlander Foundation, RER Corp., Herbert B. Hirsch, Growth Realty, Inc., Growth Realty Holdings, L.L.C., Jerome J. Cohen, Rita Cohen, trustee under an indenture of trust dated October 25, 1991, Rita and Jerome J. Cohen Foundation, Inc., John E. McConnaughy, Jr. and Donald A. Mayerson (the "Securities Purchase Agreement") with respect to the transaction contemplated by this Agreement, shall be a condition precedent to Issuer's obligation to issue the Shares to Subscriber. Additionally, the approval of the Special Committee having not been withdrawn with respect to the transactions contemplated by this Agreement and the procuring by the Company of a binder for the insurance coverage required by Section 6.5(b) hereof, along with evidence of payment by the Company of the annual premium required by such binder shall be a condition precedent to Issuer's obligation to issue the Shares to Subscriber.

     7.4. Each party shall bear its own costs in connection with this transaction.

     7.5. For purposes of this Agreement, (i) the term "business combination" shall mean any of the following: (a) a reorganization with, amalgamation with, consolidation with, or merger into, any other corporation, partnership, organization or other entity, as a result of which the Company is not the surviving entity, (b) 50% or more of the Common Stock of the Company being acquired by any other party or group of parties, or (c) the Company conveying, selling, leasing, assigning, transferring or otherwise disposing of all or substantially all of its property, business or assets; and (ii) the term "independent directors" shall mean qualified persons who, upon a reasonable test under all the circumstances, are independent of (x) the management of Issuer and its Affiliates and (y) Subscriber and its Affiliates.

     7.6. (a) This Agreement may not be changed, modified or amended except pursuant to (x) an instrument in writing signed by Issuer, on the one hand, and Subscriber, on the other hand, and (y) the prior written consent with respect to such change, modification or amendment of a majority of the independent directors of Issuer.

          (b) The terms, covenants, representations, warranties and conditions contained in this Agreement cannot be waived, except pursuant to (x) an agreement in writing signed by the party waiving compliance and (y) the prior written consent with respect to such waiver of a majority of the independent directors of Issuer.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first set forth above.

                                      SUBSCRIBER:

                                      LC ACQUISITION CORP.


                                      By:  /s/ Floyd W. Kephart
                                         ---------------------------------------
                                      Name:   Floyd W. Kephart
                                      Title:  President
                                      Address:  200 Park Avenue South
                                      New York, New York 10003

                                      ISSUER:

                                      MEGO FINANCIAL CORP.


                                      By:  /s/ Jon A. Joseph
                                      ------------------------------------------
                                      Name:   Jon A. Joseph
                                      Title:  Vice President and General Counsel

                                   EXHIBIT A
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

                                   EXHIBIT B
                                   ---------

                                FORM OF JOINDER
                                ---------------

                                    JOINDER
                                      to
                             MEGO FINANCIAL CORP.
                            SUBSCRIPTION AGREEMENT

     The undersigned hereby confirms and agrees that: (i) on _____________, the undersigned acquired from LC Acquisition Corp., a California Corporation ("LC Acquisition"), shares of the Common Stock, par value $0.01 per share (the "Common Stock"), of Mego Financial Corp., a New York corporation having a
 ------------
principal place of business at 9310 Paradise Road, Las Vegas, Nevada 89109 (the "Company"); and (ii) by virtue of the ownership of such shares of Common Stock,
 -------
the undersigned has become a Subscriber party to and is bound by all of the terms and conditions set forth in that certain Subscription Agreement dated as of December 13, 2001 among the Company and LC Acquisition.

     The undersigned hereby acknowledges that it is an "accredited investor" within the meaning of Rule 501(a) of the Regulation D promulgated under the Securities Act of 1933, as amended.

                                 THE SHAREHOLDER:

                                 [INSERT NAME OF SHAREHOLDER]


                                 By:  ___________________________________
                                 Its: ___________________________________

ANNEX C                                                           EXECUTION COPY

                            SUBSCRIPTION AGREEMENT



                                                               December 13, 2001

Mego Financial Corp.
4310 Paradise Road
Las Vegas, Nevada  89109

Gentlemen:

     The undersigned ("Subscriber") hereby tenders this Subscription Agreement (this "Agreement") subject to the terms and conditions set forth herein. If you are in agreement, please indicate your acceptance by executing this Agreement in the space provided and returning one executed counterpart to Subscriber.

     1.   Subscription.
          ------------

     1.1 Subject to approval by the shareholders of Issuer of the issuance and sale contemplated hereby, and the filing of a Registration Statement pursuant to the terms of the Registration Rights Agreement attached hereto, Subscriber hereby subscribes for the purchase of 500,000 shares (the "Shares" or the "Securities") of common stock, $.01 par value per share ("Common Stock"), of Mego Financial Corp., a New York corporation ("Issuer" or "Company"), for a purchase price of four dollars ($4.00) per Share to be paid to Issuer by Subscriber in accordance with Section Error! Reference source not found. hereof.

     2.   Offering Material.
          -----------------

     2.1. Subscriber represents and warrants that it is in receipt of and that it has carefully read and understands the following items (collectively, the "Offering Material"):

          (a) Issuer's Annual Report on Form 10-K for the year ended August 31, 2001; and

          (b) Such other information as it has requested in order to evaluate an investment in Issuer.

     3.   Restrictions on Transfer.
          ------------------------

     3.1. Subscriber acknowledges that it is not acquiring the Shares of Common Stock for the purpose of or in connection with any distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Act"), and any applicable state or other securities laws ("Other Securities Laws"), in violation of the Act or Other Securities Laws. Subscriber further agrees that it will not sell, assign or transfer any of the Securities so acquired in violation of the Act or Other Securities Laws and acknowledges that, in taking unregistered securities, it must continue to bear the economic risk of its investment for an indefinite period of time because such Securities have not been registered under the Act or Other Securities Laws and further realizes that such Securities cannot be transferred unless such Securities are subsequently registered under the Act and Other Securities Laws or an exemption from such registration is applicable to such transfer. Subscriber further recognizes that Issuer is not assuming any obligation to register such Securities, except pursuant to the Registration Rights Agreement to be entered into by the Issuer and Subscriber at the Closing (as defined in Section Error! Reference source not found. below), in the form attached hereto as Exhibit A (the "Registration Rights Agreement"). Subscriber also acknowledges that appropriate legends reflecting the status of the Securities under the Act and Other Securities Laws will be placed on the face of the certificates for such Securities at the time of their transfer and delivery.

     3.2. The Securities may not be transferred except (i) in a transaction which is in compliance with the Act and Other Securities Laws and (ii) in accordance with the other terms and conditions of this Agreement. It shall be a condition to any such transfer that Issuer shall be furnished with an opinion of counsel to the holder of such Securities, reasonably satisfactory to Issuer, to the effect that the proposed transfer would be in compliance with the Act and Other Securities Laws.

     3.3. Subscriber understands that the certificate(s) representing the Securities will bear restrictive legends thereon substantially as follows:

          "The securities represented by this certificate have been acquired directly or indirectly from the Issuer without being registered under the Securities Act of 1933, as amended (the "Act"), or any other applicable securities laws, and are restricted securities as that term is defined under Rule 144 promulgated under the Act. These securities may not be sold, pledged, transferred, distributed or otherwise disposed of in any manner ("Transfer") unless they are registered under the Act and any other applicable securities laws, or unless the request for Transfer is accompanied by a favorable opinion of counsel, reasonably satisfactory to the Issuer, stating that the Transfer will not result in a violation of the Act or any other applicable securities laws."

          "The securities represented by this certificate are subject to restrictions upon transfer pursuant to that certain Subscription Agreement (the "Subscription Agreement") by and among the Issuer and the subscriber to the shares of Common Stock evidenced by this certificate. A copy of the Subscription Agreement may be obtained from the Issuer without charge upon the written request of the holder hereof."

     3.4. Subscriber understands that Issuer will direct the Transfer Agent for the Common Stock to place a stop transfer instruction against the certificate(s) representing the Securities issued pursuant to this Agreement and will instruct the Transfer Agent to refuse to effect any transfer thereof in the absence of a Registration Statement declared effective by the Securities and Exchange Commission with respect to the Securities or a favorable opinion of counsel to Subscriber, satisfactory to counsel for Issuer, that such transfer is exempt from registration under the Act and any Other Securities Laws.

     3.5. Subscriber understands that it has no rights whatsoever to request, and that the Issuer is under no obligation whatsoever to furnish, a registration of the Securities under the Act or any Other Securities Laws, except under the terms of the Registration Rights Agreement.

     3.6. Subscriber will only transfer the Securities issued pursuant to this Agreement in compliance with (i) the Act and Other Securities Laws and (ii) the other terms and conditions of this Agreement.

     4.   Subscriber's Representations and Warranties.
          -------------------------------------------

     In order to induce Issuer to execute this Subscription Agreement and to consummate the transactions set forth therein, Subscriber hereby represents, warrants and covenants to Issuer as follows:

     4.1. Subscriber acknowledges that it has had the opportunity to obtain additional information beyond the Offering Material in order to verify the information contained in the Offering Material and to evaluate the risks of an investment in the Securities. With respect to individual or partnership tax and other economic considerations involved in this investment, Subscriber is not relying on the Company (or any agent or representative of the Company). Subscriber has carefully considered and has, to the extent Subscriber believes such discussion necessary, discussed with Subscriber's legal, tax, accounting and financial advisers the suitability of an investment in the Securities for Subscriber's particular tax and financial situation.

     4.2. Subscriber acknowledges that it has had the opportunity to ask questions of and receive answers from qualified representatives of Issuer concerning the terms and conditions of this Agreement and of the Securities to be issued hereunder, as well as the information contained in the Offering Material, and it has been granted access, prior to subscribing to the Securities and prior to the purchase thereof, to all books, records and documents of Issuer and its subsidiaries.

     4.3. Subscriber acknowledges that its attention has been specifically called to, and that its representatives or agents have carefully read, the Offering Material, drafts of the preliminary proxy statement to be filed with the Securities and Exchange Commission in connection with the transaction contemplated hereby, all documents referred to and incorporated therein and any other material received by Subscriber from the Issuer and fully understands the risk involved in the investment.

     4.4. Subscriber acknowledges that it is a sophisticated investor familiar with the type of risks inherent in the acquisition of securities such as the Securities and that, by reason of its knowledge and experience in financial and business matters in general, and investments of this type in particular, and the knowledge and experience in financial and business matters of its representatives and agents, it is capable of evaluating the merits and risks of an investment by it in the Securities.

     4.5. Subscriber's financial condition is such that it is under no present need, in order to satisfy any existing or contemplated understanding or indebtedness, to dispose of any portion of the Securities which it is purchasing hereunder. Subscriber is able to bear the economic risk of an investment in the Securities, including, without limiting the generality of the foregoing, the risk of losing part or all of its investment in the Securities and its probable inability to sell or transfer the Securities for an indefinite period of time.

     4.6. Subscriber is not acquiring the Securities for the purpose of or in connection with any distribution within the meaning of the Act or Other Securities Laws in violation of the Act or Other Securities Laws.

     4.7. Subscriber understands that, because the Securities have not been registered under the Act or Other Securities Laws, the Securities therefore must be held indefinitely unless the Securities are subsequently registered under the Act and Other Securities Laws or until an exemption from such registration thereunder is available.

     4.8. Subscriber is aware that any sales which may be made in reliance upon Rule 144 promulgated under the Act, may be made only if Issuer is in compliance with the reporting and other requirements under Rule 144, and then only in limited amounts, after the required holding periods, and otherwise in accordance with the terms and conditions of Rule 144.

     4.9. Subscriber acknowledges that it is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the Act.

     4.10. This Agreement has been duly authorized, executed and delivered on behalf of Subscriber and constitutes the valid and binding obligation of the Subscriber enforceable against Subscriber in accordance with its terms.

     4.11. Subscriber recognizes that investment in the Securities involves substantial risks. Subscriber further recognizes that no Federal or State agencies have passed upon this offering of the Securities or made any findings or determination as to the fairness of this investment.

     4.12. Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice of other communication published in any newspaper, magazine, or similar media or broadcast over television or radio or presented at any seminar.

     4.13. If this Agreement is executed and delivered on behalf of a partnership, corporation, trust or estate: (i) such partnership, corporation, trust or estate has the full legal right and power and all authority and approval required (a) to execute and deliver, or authorize execution and delivery of, this Agreement and all other instruments executed and delivered by or on behalf of such partnership, corporation, trust or estate in connection with the purchase of the Securities, (b) to delegate authority pursuant to a power of attorney and (c) to purchase and hold such Securities; (ii) the signature of the party signing on behalf of such partnership, corporation, trust or estate is binding upon such partnership, corporation, trust or estate; and
(iii) such partnership, corporation or trust has not been formed for the specific purpose of acquiring the Securities, unless each beneficial owner of such entity is qualified as an "accredited investor" within the meaning of Regulation D promulgated under the Act and has submitted information substantiating such individual qualification.

     4.14. Subscriber acknowledges that Issuer has relied on the representations contained herein and that the statutory basis for exemption from the requirements of Section 5 of the Act may not be present if, notwithstanding such representations, Subscriber were acquiring the Securities for resale or distribution upon the occurrence or non-occurrence of some predetermined event.

     4.15. None of the information supplied by Subscriber for inclusion or incorporation by reference in the proxy statement (the "Proxy Statement") used in connection with the solicitation of proxies at its Special Meeting (the "Special Meeting") held to seek approval of transactions contemplated herein shall, at the time it is filed with the Securities and Exchange Commission, at the time it is first mailed to Issuer's shareholders or at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

     4.16. Except as set forth on Schedule Error! Reference source not found., neither Subscriber nor any of its affiliates (as such term is defined in Rule 12b-2 of the Securities Exchange Act of 1934 (the "Exchange Act")) ("Affiliates") or representatives is party to, or is bound by any contract, agreement, arrangement or understanding (whether written or not) with respect to Issuer or any of its Subsidiaries or any securities of Issuer or any of its Subsidiaries, including without limitation, any (i) contract, agreement, arrangement or understanding (whether written or not) which requires such party to (x) repurchase, redeem or otherwise acquire any shares of capital stock of, or other equity or voting interest in, Issuer or any of its Subsidiaries or (y) vote or dispose of any shares of capital stock of, or other equity or voting interest in Issuer or any of its Subsidiaries or (ii) irrevocable proxy, voting agreement or similar agreement, arrangement or understanding (whether written or not) with respect to any shares of capital stock of Issuer or any of its Subsidiaries.

     4.17. Except as set forth in Schedule 4.17, neither Subscriber nor any of its Affiliates or representatives possesses, directly or indirectly, any financial, equity, voting or management interest, or is a director, officer, employee, agent or Affiliate of LC Acquisition Corp or Union Square Partners.

     4.18. Except as set forth on Schedule Error! Reference source not found., the execution, delivery and performance of this Agreement by Subscriber, and the taking of all action contemplated hereby and the other ancillary agreements contemplated hereby, will not result in any violation of or conflict with or constitute a default under any term of Subscriber's Articles or Certificate, as the case may be, of Incorporation, or bylaws, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it (which violation or conflict would materially adversely affect the property, business, operations or financial condition of Subscriber), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of Subscriber pursuant to any such term

     4.19. Subscriber agrees that its representations and warranties contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

     5.   Issuer's Representations and Warranties.
          ---------------------------------------

     In order to induce the Subscriber to execute this Subscription Agreement and to consummate the transactions set forth therein, the Issuer hereby represents, warrants and covenants to the Subscriber as follows:

     5.1. Organization, Standing, Capitalization, etc.  Issuer is a corporation
          --------------------------------------------
duly organized, validly existing and in good standing under the laws of the State of New York and has all requisite corporate power and authority to own and operate its properties and to carry on its business as presently conducted and to enter into this Agreement and issue the Securities pursuant hereto. All of the outstanding shares of capital stock of Issuer have been duly authorized and validly issued and are fully paid and non-assessable.

     5.2. Authorization.  This Agreement has been duly authorized, executed and
          -------------
delivered by or on behalf of Issuer and constitutes the valid and binding obligation of Issuer enforceable against Issuer in accordance with its terms.

     5.3. Legality of Securities.  The Shares have been duly and validly
          -----------------------
authorized, and their issuance and sale to Subscriber pursuant to this Agreement have been duly authorized by the Board of Directors of Issuer. There are no preemptive rights or similar rights on the part of the holders of shares of the Common Stock. No further approval or authorization of the shareholders of Issuer will be required for the issuance of the Securities as contemplated herein, other than approval by the shareholders of the issuance of the Shares. When issued and delivered to the Subscriber in accordance with the terms hereof, the Shares will be validly issued and outstanding and fully paid and non-assessable.

     5.4. Conflicts with Other Instruments, etc.  Except as set forth on
          -------------------------------------
Schedule Error! Reference source not found., the execution, delivery and performance of this Agreement by Issuer, and the taking of all action contemplated hereby and the other ancillary agreements contemplated thereby, will not result in any violation of or conflict with or constitute a default under any term of Issuer's Articles of Incorporation, or bylaws, or of any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to it (which violation or conflict would materially adversely affect the property, business, operations or financial condition of the Issuer), or result in the creation of any mortgage, lien, charge or encumbrance upon any of the properties or assets of Issuer pursuant to any such term

     5.5. No Other Representations or Warranties.  Issuer is not making any
          --------------------------------------
other representations, warranties or guaranties, whether express or implied, with respect to itself or the transactions contemplated by this Agreement, except as expressly set forth in this Section Error! Reference source not found.. Issuer agrees that its representations and warranties contained in this Agreement shall survive the closing of the transactions contemplated by this Agreement.

     6.   Certain Deliveries and Covenants of Subscriber.
          ----------------------------------------------

     6.1. Subscriber covenants and agrees to vote all securities of Issuer held by it, and otherwise use its best efforts, to ensure that, at all times, at least three independent directors (as defined in Section Error! Reference source not found. below) are appointed to the Board of Directors of Issuer.

     6.2. Subscriber covenants and agrees that, from the date of this Agreement, neither Subscriber nor any of its Affiliates or representatives shall, without the prior written consent of the Board of Directors of Issuer, including a majority of the independent directors of Issuer:

          (a) acquire additional securities of Issuer or its Affiliates;

          (b) transfer any securities of Issuer unless the transferee agrees to be bound by all of the terms and conditions of this Agreement as though such transferee were the Subscriber hereunder, other than the following dispositions:

               (i) a disposition pursuant to Rule 144 of the Act;

               (ii) a disposition through a bona fide underwritten public offering; or

               (iii) a disposition pursuant to any other effective registration statement relating to equity securities of Issuer under the Act, including a registration statement pursuant to the Registration Rights Agreement;

          provided, that in the case of any disposition pursuant to clause (i),
          (ii) or (iii) above, Subscriber or any of its Affiliates shall not, after due inquiry, knowingly transfer, in one or a series of transfers whenever occurring, more than such quantity of securities as would result in any one transferee becoming the beneficial owner (within the meaning of Section 13(d) of the Exchange Act), directly or indirectly, together with all of its Affiliates, of more than 5% of the outstanding securities of Issuer; or

          (c) enter into any transaction with Issuer or its Affiliates (including, without limitation, the transactions described in Section 6.3).

     6.3. Notwithstanding any other terms or conditions of this Agreement, neither Subscriber nor any of its Affiliates or representatives shall, for a period of two years from the date of this Agreement, propose, discuss, encourage or enter into any business combination (as defined in Section 7.5 below) with Issuer or any of its Affiliates unless the consideration per share paid to the shareholders of Issuer, other than Subscriber, is no less than the greater of:

                    (A) the fair market value of the Common Stock at the time of the transaction,

               or

                    (B)  $4.00.

     6.4.  Issuer and Subscriber hereby covenant, acknowledge and agree that:

          (a) The certificate of incorporation and the by-laws of Issuer immediately following the Closing shall contain the provisions with respect to indemnification, exculpation from liability and advancement of expenses set forth in Issuer's Certificate of Incorporation and By-laws as in effect on the date of this Agreement, which provisions shall not be amended, repealed or otherwise modified for a period of six (6) years from the Closing in any manner that would adversely affect the rights (including, without limitation, rights with respect to the transactions contemplated by this Agreement) thereunder of individuals who on or prior to the Closing were directors or officers of Issuer, unless such modification is required by law.

          (b) Issuer hereby covenants and agrees that it shall take such necessary measures to maintain in effect, for a period of six (6) years from the Closing, Issuer's directors' and officers' liability insurance substantially similar to such insurance as in effect on the date of this Agreement, except that such insurance shall be in an amount equal to at least $15 million, covering those directors and officers who are currently covered on the date of this Agreement by Issuer's directors' and officers' liability insurance policy (the "Insured Parties"); provided, however, that in no event shall Issuer be
                         --------  -------
required to expend in any one year an amount in excess of 150% of the annual premiums paid by Issuer for such insurance which Issuer represents were not more than $227,000 for the annual period beginning August 1, 2001; provided, further,
                                                              --------  -------
that if the annual premiums of such insurance coverage exceed such amount, Issuer shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount; and provided, further, that
                                                    --------  -------
Issuer may substitute for such Issuer policies with at least the same coverage containing terms and conditions which are no less advantageous and provided that said substitution does not result in any gaps or lapses in coverage with respect to matters occurring on or prior to the Closing (including, without limitation, rights with respect to the transactions contemplated by this Agreement).

          (c) Issuer shall indemnify, defend and hold harmless each officer, director or employee who is now, or has been at any time prior to the date hereof or who becomes prior to the Closing, an officer, director or employee of Issuer or any of its Subsidiaries (collectively, the "Indemnified Parties") to the fullest extent permitted by Section 722 of the NYBCL with respect to all acts and omissions arising out of such individuals' services as officers, directors or employees of Issuer or any of its Subsidiaries or as trustees or fiduciaries of any plan for the benefit of employees of Issuer or any of its Subsidiaries, occurring prior to the Closing (including, without limitation, the transactions contemplated by this Agreement). Without limitation of the foregoing, in the event any such Indemnified Party is or becomes involved in any capacity in any action, proceeding or investigation in connection with any matter, including without limitation, the transactions contemplated by this Agreement, occurring prior to, and including, the Closing, Issuer shall, from and after the Closing, pay, as incurred, such Indemnified Party's reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith. Issuer shall pay all reasonable expenses, including attorneys' fees, that may be incurred by any Indemnified Party in enforcing this Section 6.4 or any action involving an Indemnified Party resulting from the transactions contemplated by this Agreement.

          (d) In the event that Issuer or any of its successors or assigns (i) consolidates with or merges into any other person or entity and shall not be the continuing or surviving corporation or entity of such consolidation or merger or
(ii) transfers or conveys all or substantially all of its properties and assets to any person or entity, then, and in each such case, proper provision shall be made so that the successors, assigns or transferees of Issuer shall succeed to the obligations set forth in this Section 6.4.

          (e) Each Indemnified Party shall be entitled to the advancement of expenses to the full extent contemplated in this Section 6.4 in connection with any such action. The rights to indemnification and advancement of expenses under this Section 6.4 shall continue in full force and effect for a period of six (6) years from the Effective Time; provided, however, that all rights to
                                       --------  -------
indemnification in respect of any claim for indemnification or advancement of expenses asserted or made within such period shall continue until the disposition of such claim.

          (f) Issuer and Subscriber acknowledge and agree that the provisions of this Section 6.4 shall benefit and may be enforced by, or on behalf of, any of the officers, directors or, as the case may be, employees referred to in this
Section 6.4.

     7.   Miscellaneous.
          -------------

     7.1. (a) The representations and warranties of Subscriber contained herein shall be true at and as of the date of the Closing as though such representations and warranties were made at and as of the Closing and all commitments and covenants of Subscriber made herein shall survive the Closing.

          (b) The representations and warranties of Issuer contained herein shall be true at and as of the date of the Closing as though such representations and warranties were made at and as of the Closing and all commitments and covenants of Issuer made herein shall survive the Closing.

     7.2. This Agreement shall be construed in accordance with and governed by the laws of the State of New York.

     7.3. The closing (the "Closing") of the issuance and sale of the Shares shall take place at the offices of Swidler Berlin Shereff Friedman, LLP at The Chrysler Building, 405 Lexington Avenue, New York, New York, 10174, or at such other place and at such time and date as Issuer and Subscriber shall mutually agree; provided, the Closing shall occur within two business days after the satisfaction or waiver of the conditions set forth herein and this Agreement shall be automatically terminated if the Closing has not occurred on or prior to March 1, 2002. At the Closing, (i) Subscriber shall deliver the purchase price for the Shares set forth in Section 1.1 hereof by delivering to the Issuer a certified or official bank check payable to the order of Issuer or a wire transfer to an account designated by Issuer, in an amount equal to the purchase price and (ii) Issuer and Subscriber shall execute and deliver the Registration Rights Agreement. Issuer shall deliver to Subscriber duly executed stock certificates (bearing the restrictive legends required by Section Error! Reference source not found. herein) for the Shares subscribed for and purchased hereunder within a reasonable period of time following the Closing. The affirmative vote of a majority of the shareholders of Issuer who are not parties to that certain Securities Purchase Agreement, dated December 13, 2001, by and among Subscriber, Robert E. Nederlander, Robert E. Nederlander Foundation, RER Corp., Herbert B. Hirsch, Growth Realty, Inc., Growth Realty Holdings, L.L.C., Jerome J. Cohen, Rita Cohen, trustee under an indenture of trust dated October 25, 1991, Rita and Jerome J. Cohen Foundation, Inc., John E. McConnaughy, Jr. and Donald A. Mayerson (the "Securities Purchase Agreement") with respect to the transaction contemplated by this Agreement, shall be a condition precedent to Issuer's obligation to issue the Shares to Subscriber. Additionally, the approval of the Special Committee having not been withdrawn with respect to the transactions contemplated by this Agreement and the procuring by the Company of a binder for the insurance coverage required by Section 6.4(b) hereof, along with evidence of payment by the Company of the annual premium required by such binder shall be a condition precedent to Issuer's obligation to issue the Shares to Subscriber. The obligations of the parties to consummate the transactions contemplated hereby are also conditioned upon the filing by the Company of a registration statement with the Securities and Exchange Commission registering the resale of the Shares being issued hereunder in accordance with the terms and conditions of the Registration Rights Agreement.

     7.4. Each party shall bear its own costs in connection with this transaction.

     7.5. For purposes of this Agreement, (i) the term "business combination" shall mean any of the following: (a) a reorganization with, amalgamation with, consolidation with, or merger into, any other corporation, partnership, organization or other entity, as a result of which the Company is not the surviving entity, (b) 50% or more of the Common Stock of the Company being acquired by any other party or group of parties, or (c) the Company conveying, selling, leasing, assigning, transferring or otherwise disposing of all or substantially all of its property, business or assets; and (ii) the term "independent directors" shall mean qualified persons who, upon a reasonable test under all the circumstances, are independent of (x) the management of Issuer and its Affiliates and (y) Subscriber and its Affiliates.

     7.6. (a) This Agreement may not be changed, modified or amended except pursuant to (x) an instrument in writing signed by Issuer, on the one hand, and Subscriber, on the other hand, and (y) the prior written consent with respect to such change, modification or amendment of a majority of the independent directors of Issuer.

           (b) The terms, covenants, representations, warranties and conditions contained in this Agreement cannot be waived, except pursuant to (x) an agreement in writing signed by the party waiving compliance and (y) the prior written consent with respect to such waiver of a majority of the independent directors of Issuer.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed on the date first set forth above.

                                 SUBSCRIBER:

                                 DOERGE CAPITAL MANAGEMENT


                                 By:  /s/ David Doerge
                                    -----------------------------------------
                                 Name:  David Doerge
                                 Title:  Principal
                                    Address: The Chicago Mercantile Exchange
                                             30 South Wacker Drive
                                             Suite 2112
                                             Chicago, Illinois 60606


                                 ISSUER:

                                 MEGO FINANCIAL CORP.


                                 By:  /s/ Jon A. Joseph
                                    -----------------------------------------
                                 Name:  Jon A. Joseph
                                 Title:  Vice President and General Counsel

                                   EXHIBIT A
                                   ---------

                     FORM OF REGISTRATION RIGHTS AGREEMENT
                     -------------------------------------

ANNEX D

                         SECURITIES PURCHASE AGREEMENT
                         -----------------------------



     This SECURITIES PURCHASE AGREEMENT (the "Agreement") is made and entered into as of December 13, 2001 by and among ROBERT E. NEDERLANDER ("Nederlander"), ROBERT E. NEDERLANDER FOUNDATION (the "Nederlander Foundation"), RER CORP. ("RER"), HERBERT B. HIRSCH ("Hirsch"), GROWTH REALTY, INC. ("GRI"), GROWTH REALTY HOLDINGS L.L.C. ("GRLLC"), JEROME J. COHEN ("Cohen"), RITA COHEN, trustee under an indenture of trust dated October 25, 1991 ("Cohen Trust"), RITA AND JEROME J. COHEN FOUNDATION, INC. (the "Cohen Foundation"), JOHN E. MCCONNAUGHY, JR. ("McConnaughy") and DON A. MAYERSON ("Mayerson"; collectively, Nederlander, the Nederlander Foundation, RER, Hirsch, GRI, GRLLC, Cohen, Cohen Trust, Cohen Foundation, McConnaughy and Mayerson are referred to herein as the "Sellers") and LC ACQUISITION CORP., a California corporation (the "Purchaser").

     WHEREAS, Nederlander owns two hundred ninety-seven thousand eight hundred and seven (297,807) shares of the common stock (the "Common Stock") of Mego Financial Corp., a New York corporation (the "Company");

     WHEREAS, Nederlander Foundation owns sixteen thousand six hundred and sixty-six (16,666) shares of the Common Stock;

     WHEREAS, RER owns forty-one thousand six hundred and sixty-six (41,666) shares of the Common Stock;

     WHEREAS, Hirsch owns two hundred fifty thousand four hundred and ten (250,410) shares of the Common Stock;

     WHEREAS, GRI owns two hundred eleven thousand five hundred and six (211,506) shares of the Common Stock;

     WHEREAS, GRLLC owns thirty-nine thousand one hundred and sixty-six (39,166) shares of the Common Stock;

     WHEREAS, Cohen owns one hundred eighty-three thousand six hundred and sixty (183,660) shares of the Common Stock;

     WHEREAS, Cohen Trust owns eighty-three thousand three hundred and thirty-three (83,333) shares of the Common Stock;

     WHEREAS, Cohen Foundation owns four thousand (4,000) shares of the Common Stock;

     WHEREAS, McConnaughy owns twenty-two thousand three hundred twenty-eight (22,328) shares of the Common Stock;

     WHEREAS, Mayerson owns one hundred nineteen thousand and ninety-two (119,092) shares of the Common Stock; and

     WHEREAS, each of the Sellers is desirous of selling their shares of Common Stock to the Purchaser, and the Purchaser is desirous of acquiring all of the shares of Common Stock from the Sellers, on the terms and subject to the conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the promises and of the mutual obligations hereinafter set forth, and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                  ARTICLE I.
                     PURCHASE AND SALE OF THE SECURITIES;
                        CLOSING; SELLER REPRESENTATIVE

     Section 1.01   Purchase and Sale of the Securities.  Subject to the terms
                    -----------------------------------
and conditions set forth in this Agreement, the Sellers agree to sell to the Purchaser, and the Purchaser agrees to purchase from the Sellers, the Sellers' shares of Common Stock set forth on Schedule 1.01 (individually referred to
                                    -------------
herein as a "Security" and collectively referred to herein as the "Securities") for a purchase price of Four Dollars per Security, or an aggregate purchase price of FIVE MILLION SEVENTY-EIGHT THOUSAND FIVE HUNDRED AND THIRTY-SIX DOLLARS ($5,078,536) (collectively referred to herein as the "Purchase Price").

     Section 1.02   Closing.
                    -------

          (a) Conditions Precedent. The sale of the Securities by the Sellers to
              --------------------
the Purchaser shall occur only after the approval of the Company's shareholders to the transactions contemplated herein has been obtained (the "Closing").

          (b) Location. The Closing  shall take place at the offices of Swidler
              --------
Berlin Shereff Friedman, LLP at The Chrysler Building, 405 Lexington Ave., New York, New York, 10174 or at such place and time as may be agreed upon by the Sellers and the Purchaser after delivery by the Company to the Escrow Agent (as defined below) of notice that shareholder approval to the transactions contemplated herein has been obtained.

          (c) Deliveries. At the Closing, pursuant to Escrow Agreement #2 by
              ----------
and among the Purchaser, the Sellers, Swidler Berlin Shereff Friedman, LLP, as escrow agent (the "Escrow Agent") and other parties named therein (the "Escrow Agreement"), the Escrow Agent shall (a) deliver to the Purchaser certificates evidencing the Securities, endorsed in blank or accompanied by executed assignment documents; (b) have the Purchase Price in cash in escrow, request the draw down of, and draw down the full amount, equaling the Purchase Price, of the letter of credit executed by Bank Leumi or backed by Bank of American or Wells Fargo for the benefit of the Sellers, in substantially the form annexed hereto as Exhibit A (the "Letter of Credit") or receive from the Purchaser the
          ---------
Purchase Price by wire transfer of immediately available funds in accordance with written wire instructions to be provided by the Escrow Agent to the Purchaser not later than one (1) Business Day prior to Closing; and (c) pay The Bank of Bloomfield Hills ("BOBH"), Comerica Bank ("Comerica") and Community Bank of Dearborn ("CBOD, collectively referred to herein with BOBH and Comerica as the "Banks") the minimum payment amounts set forth on Schedule I of their respective release letters. The Seller Representative shall instruct the Escrow Agent as to the various entities owed fees and expenses by the Sellers and Banks and the amount of such fees and expenses and the Escrow Agent shall pay such fees and expenses from the Purchase Price. Within five business days of the Closing, the Seller Representative shall instruct the Escrow Agent to pay to each Seller and Bank, each Seller's or Bank's portion of the Purchase Price minus the same portion of the fees and expenses incurred by the Sellers and the Banks in connection with the Purchase Agreement minus, in the case of the Banks, the amounts received at the Closing.

     Section 1.03   Escrow Agent.  Swidler Berlin Shereff Friedman, LLP has and
                    ------------
shall act as escrow agent of all the Sellers and the Purchaser under the terms of the Escrow Agreement. The Purchaser acknowledges and agrees that Swidler Berlin Shereff Friedman, LLP is also acting as counsel to one or more of the Sellers with respect to the transactions contemplated by this Agreement.

     Section 1.04   Seller Representative.  Nederlander shall act as the
                    ---------------------
representative of all the Sellers (the "Seller Representative"), at no cost to any of the Sellers, under the terms of an Authorization Agreement by and among the Sellers, the Escrow Agent and the Seller Representative (the "Authorization Agreement").

     Section 1.05   Termination.  This Agreement shall be automatically
                    -----------
terminated if the Closing has not occurred on or prior to March 1, 2002. Notwithstanding any provision in this Agreement to the contrary, the provisions of Sections 4.01 and 4.02 shall survive the termination of this Agreement.

                                  ARTICLE II.
                 REPRESENTATIONS AND WARRANTIES OF THE SELLERS

          Each Seller, severally but not jointly, hereby represents and warrants to, and agrees with, the Purchaser, as of the date hereof and as of the Closing, as follows:

     Section 2.01   Authorization of Transaction.  Such Seller has full power
                    ----------------------------
and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Seller and, assuming due execution and delivery of the Agreement by the other Sellers and the Purchaser, this Agreement constitutes a legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms and conditions. In the case of Sellers which are not natural persons, the execution and delivery of this Agreement by such Seller will not violate any of the provisions of its organizational documents.

     Section 2.02   Litigation.  To the Sellers' knowledge there are: (a) no
                    ----------
claims, actions, suits, investigations, or proceedings pending or threatened against any of the Sellers before any governmental entity or arbitrator, that would be reasonably likely to prevent or enjoin, or delay in any material respect, consummation of the transactions described herein; and
(b) no orders of any governmental entity or arbitrator outstanding against any of the Sellers that would reasonably be likely to prevent or enjoin, or delay in any material respect, consummation of the transactions described herein.

     Section 2.03   Consents.  Except as set forth on Schedule 2.03, no
                    --------                          -------------
consent, waiver, approval or authorization of any governmental or regulatory authority or instrumentality or any third party is required to be obtained or made by such Seller in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 2.04   Capital Stock of the Company.  Except as set forth on
                    ----------------------------
Schedule 2.04, such Seller holds of record and beneficially the number of
-------------
Securities set forth in the Whereas clause next to such Seller's name, free and clear of any liens, claims, encumbrances or restrictions on transfer (other than restrictions under the Securities Act of 1933, as amended (the "Securities Act"), and state securities laws). Other than this Agreement, there are no options, warrants, rights, contracts, calls, puts or other agreements or commitments to which such Seller is a party providing for the acquisition or disposition of any of the Securities.

     Section 2.05   No Other Representations or Warranties.  Such Seller is not
                    --------------------------------------
making any other representations, express or implied, with respect to the Company, the Securities or the transactions contemplated hereby, except as otherwise set forth in this Article II. Such Seller agrees that its representations or warranties contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement.

                                 ARTICLE III.
                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser hereby represents and warrants to, and agrees with, the Sellers, as of the date hereof and as of the Closing, as follows:

     Section 3.01   Authority.  The Purchaser has full power and authority to
                    ---------
execute and deliver this Agreement, to purchase the Securities from the Sellers and to consummate the transactions contemplated hereby. This Agreement has been duly executed and delivered by the Purchaser and, assuming due authorization, execution and delivery of the Agreement by the Sellers, this Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable against the Purchaser in accordance with its terms and conditions. The execution and delivery of this Agreement by the Purchaser does not, and the performance of this Agreement by the Purchaser will not require any consent, approval, authorization or other action by, or filing with or notification to, any governmental or regulatory authority and the Purchaser will not violate any of the provisions of its organizational documents.

     Section 3.02   Litigation.  To the Purchaser's knowledge there are: (a) no
                    ----------
claims, actions, suits, investigations, or proceedings pending or threatened against the Purchaser before any governmental entity or arbitrator, that would be reasonably likely to prevent or enjoin, or delay in any material respect, consummation of the transactions described herein; and (b) no orders of any governmental entity or arbitrator outstanding against the Purchaser that would reasonably be likely to prevent or enjoin, or delay in any material respect, consummation of the transactions described herein.

     Section 3.03   Consents.  No consent, waiver, approval or authorization of
                    --------
any governmental or regulatory authority or instrumentality or any third party is required to be obtained or made by the Purchaser in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

     Section 3.04   Informed Decision.  In reaching an informed decision to buy
                    -----------------
the Securities, the Purchaser has sufficient information to evaluate the merits and risks of an investment in the Securities and representatives of the Company have (a) fully and satisfactorily answered any questions which the Purchaser or duly authorized representatives of the Purchaser desired to ask concerning the Company, and (b) furnished the Purchaser with any additional information or documents requested to verify the accuracy of or supplement any information previously delivered to or discussed with the Purchaser or duly authorized representatives of the Purchaser.

     Section 3.05   Investment Experience.  The Purchaser is an "accredited
                    ---------------------
investor" as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser acknowledges that it can bear the economic risk of its investment, and has the knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of the investment in the Securities and has the capacity to protect its own interests. Moreover, the Purchaser acknowledges that due to the inherent risk involved in the investment, the Purchaser's investment may be substantially or totally lost.
The Purchaser also represents it has not been organized solely for the purpose of acquiring the Securities.

     Section 3.06   Investment Representation.  The Purchaser understands, and
                    -------------------------
has been advised by counsel, that the Securities have not been registered under the Securities Act or any applicable state securities laws and are being transferred in reliance upon an exemption from registration. The Purchaser is, therefore, acquiring the Securities solely for its own account, for investment purposes, and not with a view to, or for sale or resale in connection with, any distribution thereof in violation of applicable law. By way of disclosure, the Purchaser notes that it may distribute all or a portion of the Securities to its investors at or promptly after the Closing, all of whom shall also be "accredited investors" as defined in Rule 501 of Regulation D promulgated under the Securities Act. The Purchaser understands that the Securities must be held by it and its distributes indefinitely unless they are subsequently registered under the Securities Act or an exemption from such registration is available. The Purchaser acknowledges that the Securities may not be freely transferable and that the Purchaser and its distributees may have to bear the economic risk of its and their investment in the Securities for an indefinite period of time.

     Section 3.07   Sufficient Funds.  The Purchaser has the funds in cash or
                    ----------------
via an irrevocable letter of credit sufficient for the payment of the Purchase Price pursuant to Section 1.01. To that end, the Escrow Agent has possession of the cash or the Letter of Credit.

     Section 3.08   No Other Representations or Warranties. The Purchaser is not
                    --------------------------------------
making any other representations, express or implied, with respect to itself or the transactions contemplated hereby, except as otherwise set forth in this
Article III. The Purchaser agrees that (a) its representations or warranties contained in this Agreement shall survive the Closing of the transactions contemplated by this Agreement and (b) subject to the representations and warranties contained in Article II hereof, it is purchasing the Securities on an "as is" basis.

                                  ARTICLE IV.
                                 MISCELLANEOUS

     Section 4.01   Expenses.  Other than as may be awarded pursuant to Section
                    --------
4.10 of this Agreement, the Purchaser hereby agrees that all fees and expenses incurred by the Purchaser in connection with this Agreement shall be borne by the Purchaser, and the Sellers hereby agree that all fees and expenses incurred by the Sellers, other than as may be awarded pursuant to Section 4.10 of this Agreement, in connection with this Agreement shall be borne the Sellers, in each case including without limitation all legal and accounting fees and expenses.

     Section 4.02   Indemnification.
                    ---------------

          Each Seller, severally but not jointly, hereby agrees to indemnify, defend, protect and hold harmless the Purchaser from, against and in all respect of all liabilities, losses and damages, including reasonable attorneys' fees and expenses, actually incurred by the Purchaser, and all claims and causes of action made by the Purchaser, as a result of the inaccuracy of any representation or the breach of any warranty of such Seller. Notwithstanding anything to the contrary in this Agreement, (i) no Seller shall be required to indemnify or pay any amount in excess of such Seller's portion of the Purchase Price pursuant to this Section 4.02 and (ii) a Seller will only be responsible for those attorneys' fees and expenses which are so ordered to be paid, pursuant to an arbitration proceeding commenced in accordance with Section 4.10.

          The Purchaser hereby agrees to indemnify, defend, protect and hold harmless each Seller from, against and in all respect of: (i) all liabilities, losses and damages, including reasonable attorneys' fees and expenses, actually incurred by such Seller, and all claims and causes of action made by such Seller, as a result of the inaccuracy of any representation or the breach of any warranty of the Purchaser; and (ii) all liabilities, losses and damages, including reasonable attorneys' fees and expenses, actually incurred by such Seller, as a result of any claim that the consummation or enforcement of the consummation of the transactions contemplated by this Agreement is a breach of any of such Seller's duties as an officer, a director or a stockholder. Notwithstanding anything to the contrary in this Agreement, the Purchaser will only be responsible for those attorneys' fees and expenses which are so ordered to be paid, pursuant to an arbitration proceeding commenced in accordance with
Section 4.10.

     Section 4.03   Entire Agreement.  This Agreement and the exhibits to this
                    ----------------
Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any prior oral or written agreement among the parties.

     Section 4.04   No Third-Party Beneficiaries; Assignment.  This Agreement is
                    ----------------------------------------
for the sole benefit of and binding upon the parties hereto and their permitted successors and assigns and nothing herein, express or implied, is intended to or shall confer upon any other person or entity any legal or equitable right, benefit or remedy of any nature whatsoever under or by reason of this Agreement. This Agreement shall be binding upon the parties hereto and their respective successors and permitted assigns, and shall inure to the benefit of and be enforceable by the parties hereof and their respective successors and permitted assigns. No party may assign either this Agreement or any of his or its rights, interests or obligations hereunder without the prior written consent of the other parties hereto.

     Section 4.05   Amendment.  This Agreement may be amended or modified only
                    ---------
by an instrument in writing signed by all parties hereto; provided, that the
                                                          --------
parties hereto acknowledge and agree that Section 1.02(a) shall not, under any circumstances be amended or modified.

     Section 4.06   Counterparts.  This Agreement may be executed in one or more
                    ------------
counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

     Section 4.07   Gender and Number; Headings.  Whenever used in this
                    ---------------------------
Agreement, the singular number shall include the plural, the plural the singular, and the use of any gender shall be applicable to all genders. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     Section 4.08   Severability.  If any term or other provision of this
                    ------------
Agreement is invalid, illegal or incapable of being enforced by any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions described herein is not affected in any manner materially adverse to any of the parties. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions described herein are fulfilled to the extent possible.

     Section 4.09   Notices.  All notices and other communications given or made
                    -------
pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses or sent by electronic transmission to the following facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

          (a)  If to the Purchaser:

                    LC Acquisition Corp.
                    200 Park Avenue South, 9th Floor
                    New York, New York 10003
                    Facsimile: (509) 277- 1484
                    Attention: Floyd W. Kephart

               With a copy (which shall not constitute notice) to:

                    Greenberg Glusker Fields Claman Machtinger
                    & Kinsella LLP
                    1900 Avenue of the Stars, Suite 2100
                    Los Angeles, California 90067-4590
                    Facsimile: (310) 201-2322
                    Attention: Michael Bales, Esq.

          (b)  If to the Sellers:

                    To the address, facsimile number and
                    name specified on the signature pages.

               With a copy (which shall not constitute notice) to:

                    Swidler Berlin Shereff Friedman, LLP
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, New York 10174
                    Telecopier No.:  (212) 891-9598
                    Attention:  Charles I. Weissman, Esq.

     Section 4.10   Governing Law; Arbitration.  This Agreement shall be
                    --------------------------
governed by, and construed in accordance with, the laws of the State of New York without giving effect to the principles of conflicts of laws thereof. Any dispute or controversy arising under or in connection with this Agreement shall be resolved by arbitration (by three arbitrators) in the City of New York conducted in accordance with the then prevailing rules of the American Arbitration Association, except that in selection of the panel of three arbitrators, the Sellers and the Purchaser shall each select one arbitrator and such party-selected arbitrators shall select the third arbitrator. The parties hereby agree that no party shall be entitled to punitive damages or injunctive relief under this Section 4.10. The judgment of a majority of the arbitrators in any such proceeding shall be final, binding and conclusive on the parties, and a judgment may be entered by the prevailing party on account thereof. The prevailing party in an arbitration conducted pursuant to this Section 4.10 shall be entitled to recover its legal fees and expenses from the losing party thereof.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date first written above.


                                        /s/ Robert E. Nederlander
                                        ----------------------------------------
                                        ROBERT E. NEDERLANDER

                                        1450 Broadway, 20th Floor
                                        New York, New York 10018
                                        Facsimile: (212) 586-5862

                                        ROBERT E. NEDERLANDER FOUNDATION

                                        By:  /s/ Robert E. Nederlander
                                           -------------------------------------
                                        Name:  Robert E. Nederlander
                                        Title: President

                                        1450 Broadway, 20th Floor
                                        New York, New York 10018
                                        Facsimile: (212) 586-5862
                                        Attention:  Robert E. Nederlander


                                        RER CORP.


                                        By:  /s/ Robert E. Nederlander
                                           -------------------------------------
                                        Name:  Robert E. Nederlander
                                        Title: President

                                        1450 Broadway, 20th Floor
                                        New York, New York 10018
                                        Facsimile: (212) 586-5862
                                        Attention:  Robert E. Nederlander

                                        /s/ Herbert B. Hirsch
                                        ----------------------------------------
                                        HERBERT B. HIRSCH

                                        230 East Flamingo Road, Apt. #421
                                        Las Vegas, Nevada 89109
                                        Facsimile:  (860) 675-4293


                                        GROWTH REALTY, INC.


                                        By:  /s/ Eugene I. Schuster
                                           -------------------------------------
                                        Name:  Eugene I. Schuster
                                        Title: President

                                        West Grand Blvd.
                                        Building #3011, Suite #321
                                        Detroit, Michigan 48202
                                        Facsimile:  (313) 873-4935
                                        Attention:  Eugene I. Schuster

                                        GROWTH REALTY HOLDINGS L.L.C.


                                        By:  /s/ Eugene I. Schuster
                                           -------------------------------------
                                        Name:  Eugene I. Schuster
                                        Title: President

                                        West Grand Blvd.
                                        Building #3011, Suite #321
                                        Detroit, Michigan 48202
                                        Facsimile:  (313) 873-4935
                                        Attention:  Eugene I. Schuster

                                        /s/ Jerome J. Cohen
                                        ----------------------------------------
                                        JEROME J. COHEN

                                        1125 Northeast 125th Street, Suite # 206
                                        North Miami, Florida 33161
                                        Facsimile:  (305) 899-1824

                                        /s/ Rita Cohen
                                        ----------------------------------------
                                        Rita Cohen, trustee under an indenture
                                        of trust dated October 25, 1991

                                        11111 Biscayne Boulevard, Apt #227
                                        Miami, Florida 33181
                                        Facsimile:  (305) 891-6007
                                        Attention:  Rita Cohen

                                        RITA AND JEROME J. COHEN
                                        FOUNDATION, INC.


                                        By:  /s/ Jerome J. Cohen
                                           -------------------------------------
                                        Name:  Jerome J. Cohen
                                        Title: President

                                        1125 Northeast 125th Street, Suite # 206
                                        North Miami, Florida 33161
                                        Facsimile:  (305) 899-1824
                                        Attention:  Jerome J. Cohen

                                        /s/ John E. McConnaughy, Jr.
                                        ----------------------------------------
                                        JOHN E. MCCONNAUGHY, JR.

                                        3 Parklands Drive
                                        Darien, Connecticut 06820
                                        Facsimile:  (203) 662-3425

                                        /s/ Don A. Mayerson
                                        ----------------------------------------
                                        DON A. MAYERSON

                                        2935 Hammock Way
                                        Vero Beach, Florida 32963
                                        Facsimile:  (561) 388-2467


                                        LC ACQUISITION CORP.


                                        By:  /s/ Floyd W. Kephart
                                           -------------------------------------
                                        Name:  Floyd W. Kephart
                                        Title: President

                                   EXHIBIT A

ANNEX E

                              FIFTEENTH AMENDMENT
                    TO ASSIGNMENT AND ASSUMPTION AGREEMENT

     This Fifteenth Amendment ("15th Amendment") to Assignment and Assumption Agreement is entered into by and between RER CORP., COMAY CORP., GROWTH REALTY, INC. and H & H FINANCIAL, INC. (collectively "the Assignors") and MEGO FINANCIAL CORP., formerly Mego Corp. (the "Assignee").

                             W I T N E S S E T H :

     WHEREAS, the Assignors are parties to the Assignment Agreement dated October 25, 1987, with the Assignee, and the Assignment and Assumption Agreement dated February 1, 1988, between the Assignors and the Assignee, which two Agreements were amended by the Amendment to Assignment and Assumption Agreement dated July 29, 1988 and by the Second Amendment to Assignment and Assumption Agreement dated as of March 2, 1995, the Third Amendment to Assignment and Assumption Agreement dated as of August 20, 1997 and the Fourth, Fifth, Sixth, Seventh, Eighth, Ninth, Tenth, Eleventh, Twelfth, Thirteenth, Fourteenth Amendment and Amended and Restated Fourteenth Amendment to Assignment and Assumption Agreement dated as of February 26, 1999, May 28, 1999, August 9, 1999, November 20, 1999, January 31, 2000, April 30, 2000, August 31, 2000,
November 15, 2000, February 15, 2001, June 29, 2001, November 1, 2001and November 15, 2001 respectively, between the Assignors and the Assignee (collectively, the described agreements as so amended are hereinafter referred to as the "Assignment"); and

     WHEREAS, the Assignment fixed the date of January 31, 1995 as the date on which the accrual of amounts due to the Assignors under the Assignment would terminate, except for the interest on any of such amounts which remained unpaid; and

     WHEREAS, the amount due the Assignors as of January 31, 1995 was $13,328,742.25, plus interest from January 28, 1995, in the amount of $9,322.57, collectively, and with interest from January 31, 1995 to March 2, 1995 (the "Amount Due"); and

     WHEREAS, $10,000,000 of the Amount Due was agreed to be considered subordinated debt (the "Subordinated Debt"), against which payments were made as follows: (i) $1,428,571.43 was paid on March 1, 1997 as scheduled; (ii) $4,250,000 was deemed paid by credit against the exercise price of certain warrants as is set forth in the Third Amendment; (iii) $35,714.28 was paid on September 1, 1998 and (iv) $75,000.00 was paid on March 1, 2001 leaving a remaining principal balance of the Subordinated Debt of $4,210,714.29; and

     WHEREAS, the balance of the Subordinated Debt continues to be secured by a pledge of all of the issued and outstanding common stock of Assignee's wholly owned subsidiary, Preferred Equities Corporation ("the PEC Stock"), a Nevada corporation ("PEC"), (and any distributions in respect thereto) pursuant to a Pledge and Security Agreement dated as of February 1, 1988 (the "PEC Pledge Agreement") between the Assignee and the Assignors; and

     WHEREAS, interest on the Subordinated Debt through February 28, 2001, was paid on March 1, 2001; and

     WHEREAS, under the terms of the Assignment all of the principal in the amount of $4,210,714.29 ("the Principal") and interest accrued on the outstanding balance from and inclusive of March 1, 2001 ("the Interest") will be due and payable on the Due Date (as hereinafter defined); and

     WHEREAS, the Assignee has notified the Assignors that it has approved a sale of all the assets of Central Nevada Utilities Company ("CNUC"), a Nevada company all of the issued and outstanding stock of which (the "CNUC Stock") is owned by PEC, to Utilities, Inc., an Illinois corporation ("UI"), for a purchase price of $5,500,000.00 ("the Purchase Price") pursuant to that certain Agreement for Purchase and Sale of Water and Wastewater Assets dated October 2, 2001 ("the UI Agreement"); and

     WHEREAS, the Assignee has advised the Assignors that it would be beneficial to the Assignee, PEC and CNUC for the Assignors to terminate the PEC Pledge Agreement and to defer the payment of principal and interest to the Assignors until the earlier of (i) the closing of the sale of CNUC's assets to UI; however, in the event the UI Agreement closes prior to Shareholder Approval (as hereinafter defined) the Due Date will be the date of said Shareholder Approval; or (ii) the termination of the UI Agreement; or (iii) August 31, 2002 (the "Due Date"); and

     WHEREAS, the Assignee has further informed the Assignors that it desires to terminate the PEC Pledge Agreement with the consent of the Assignors thereby allowing the PEC Stock to be available for pledge to a new lender if the Assignee desires to do so; and

     WHEREAS, upon the termination of the PEC Pledge Agreement and pursuant to the terms of this 15th Amendment, the liability of the Assignee under the Assignment and of PEC under its GUARANTY of the Assignment, a form of which is attached hereto as EXHIBIT "A" ("the Guaranty") will be recourse only to the CNUC Stock pursuant to the terms and conditions of the Pledge (as hereinafter defined) and the Proceeds Assignment (as hereinafter defined) thereby placing the Assignors at risk for the collection of the Subordinated Debt; and

     WHEREAS, in consideration of the (i) Due Date having been extended from February 1, 2002, to August 31, 2002; (ii) the termination of the PEC Pledge Agreement and (iii) the Assignors' agreement that performance of the Assignment will be recourse only to the Pledge and the Proceeds Assignment, the Assignee has agreed to pay the Assignors an additional $644,643.00 ("the At Risk Payment"); however, in no event shall the payment of the Principal, Interest and the At Risk Payment exceed $5,200,000.00; and

     WHEREAS, the Assignee in consideration of the above understandings shall pay or cause to be paid to the Assignors on the Due Date the Principal, the Interest and the At Risk Payment (collectively "the Assignment Amount") in full satisfaction of the Subordinated Debt, which said payment of the Assignment Amount is in no event to exceed $5,200,000.00 and is to be secured by and recourse only to (i) PEC's pledge of the CNUC Stock to the Assignors pursuant to its PLEDGE AND SECURITY AGREEMENT, a form of which is attached hereto as EXHIBIT "B" ("the Pledge") and (ii) CNUC's assignment of the Assignment Amount to be paid from the Purchase Price, pursuant to CNUC's ASSIGNMENT OF PROCEEDS, a form of which is attached hereto as EXHIBIT "C" ("the Proceeds Assignment").

     NOW, THEREFORE, in consideration of the mutual covenants herein contained it is hereby agreed as follows:

1. The statements in the foregoing preamble are true and correct and are incorporated in this 15th Amendment.

2. On the Due Date, the Assignee shall pay, or cause to be paid to the Assignors the Assignment Amount in full satisfaction of the Subordinated Debt; however, in no event shall the payment to the Assignors of the Assignment Amount exceed $5,200,000.00.

3. The Assignors hereby terminate and relinquish forever all rights, choate and inchoate, pursuant to the PEC Pledge Agreement and return the PEC stock and all stock powers to the Assignee.

4. Coincident with the execution of this 15th Amendment, PEC shall deliver to the Assignors, in escrow, the (i) Guaranty and (ii) the Pledge.

5. Coincident with the execution of this 15th Amendment, the Assignee shall cause CNUC to deliver to the Assignors, in escrow, the Proceeds Assignment.

6. Assignee's liability for the payment of the Assignment Amount and PEC's liability under the Guaranty and Pledge and CNUC's liability under the Proceeds Assignment shall be limited solely to the Assignors' foreclosure of its security interest in the CNUC Stock pursuant to the terms and conditions of the Pledge (except to the extent of any non-payment of any fees or expenses incurred by the Assignors in exercising their rights under the Pledge or the Guaranty).

7. The Assignee hereby represents that all of the representations and warranties made by CNUC to UI in the UI Agreement are true and correct as of the date hereof and hereby acknowledges that the Assignors are entitled to rely upon such representations and warranties as if the Assignors were a party to the UI Agreement and that such reliance constitutes partial consideration for the Assignors' execution of this 15th Amendment.

8. The Assignee and Assignors agree that this 15th Amendment is an amendment to the Assignment and not a novation and that except as modified hereby, all terms and conditions of the Assignment shall remain in full force and effect unless modified in a writing executed by the Assignee and the Assignors entitled to fifty-one percent (51%) or more of the Assignment Amount as confirmed by counsel to the Assignors.

9. This 15th Amendment, the Guaranty, the Pledge and the Proceeds Assignment will become effective and delivered out of escrow only upon approval of the 15th Amendment by the Assignee's shareholders, which approval must occur on or before March 1, 2002 ("the Shareholder Approval").

10. This 15th Amendment may be executed in counterparts with each counterpart signature constituting an original signature.

IN WITNESS WHEREOF, THE PARTIES HAVE DULY EXECUTED THIS Amendment as of December 3, 2001.


MEGO FINANCIAL CORP.

By:  /s/ Charles G. Baltuskonis
     ---------------------------------------
     Charles G. Baltuskonis, Vice President


THE ASSIGNORS:

RER CORP.
By:  /s/ Robert Nederlander
     ---------------------------------------
     Robert Nederlander, President

COMAY CORP.

By:  /s/ Jerome J. Cohen
     ---------------------------------------
     Jerome J. Cohen,  President

GROWTH REALTY, INC.

By:  /s/ Eugene Schuster
     ---------------------------------------
     Eugene Schuster, President

H & H FINANCIAL, INC.

By:  /s/ Herbert B. Hirsch
     ---------------------------------------
     Herbert B. Hirsch, President

ANNEX F

                                   GUARANTY
                                   --------

                                                        Dated:  December 3, 2001

DEFINITIONS:
-----------

In this Guaranty the following terms shall have the following indicated meanings:

     1.   Assignee:           MEGO FINANCIAL CORP.,
                              a New York corporation

     2.   Assignors:          RER CORP., COMAY CORP., GROWTH REALTY, INC. and
                              H & H FINANCIAL, INC.

     3.   Guarantor:          PREFERRED EQUITIES CORPORATION,
                              a Nevada corporation

     4. Assignment and Assumption Agreement: All indebtedness, liabilities, covenants, promises, agreements, terms, conditions and other obligations of every nature whatsoever (whether secured or unsecured) under the Assignment and Assumption Agreement ("Assignment") referred to in the 15th Amendment to which this Guaranty is attached and all renewals, modifications and extensions thereof howsoever evidenced, whether now existing or hereafter created or arising, direct or indirect, absolute or contingent, joint or several, liquidated or unliquidated, matured or unmatured, and howsoever now or hereafter owned, held or acquired by Assignors, whether through discount, overdraft, purchase, direct loan or as collateral, or otherwise, including without limitation: (i) all principal and interest (including, without limitation, all interest accruing after a petition is filed in bankruptcy or similar proceedings, notwithstanding that Assignee's obligation to pay such interest may have ceased to exist by operation of law) and (ii) all costs of collection, including reasonable attorneys' fees, paralegals' fees and legal assistants' fees (whether incurred with collection, trial, appeal, bankruptcy proceedings or otherwise notwithstanding that Assignee's obligation to pay such fees may have ceased to exist by operation of law).

     5. Capitalized Terms: All capitalized words shall have the same meaning as defined in the Assignment as amended by the Amendments to said Assignment including but not limited to the 15th Amendment between Assignors and Assignee of even date herewith, unless otherwise defined in this Guaranty.

CONSIDERATION:
-------------

As a material inducement to the Assignee to execute the 15th Amendment and because the Guarantor will benefit as a result of the deferral of the payment of the Assignment Amount, and other good and valuable consideration the Guarantor makes this Guaranty.

TERMS, COVENANTS AND CONDITIONS:
-------------------------------

     1.   Nature and Scope of Guaranty.
          ----------------------------

          1.1 The Guarantor irrevocably, absolutely and unconditionally guarantees to the Assignors the due and punctual payment and performance of the Assignment, subject to the provisions of Section 7 hereof.

          1.2 This Guaranty is an absolute and unconditional guaranty of payment (subject to Section 7. hereof) and not one of collection and all obligations guaranteed hereby shall be conclusively presumed to have been created in reliance hereon.

          1.3 Guarantor will make all payments hereunder in lawful money of the United States of America in immediately available funds pursuant to the terms and conditions of the Assignment.

          1.4 Guarantor's liability hereunder shall remain unchanged irrespective of any invalidity, illegality or unenforceability of or any defense (whether arising by reason of disability, dissolution or liquidation of the Assignee, or lack of corporate power or authority of the Assignee, or otherwise) to the Assignment or any portion thereof, or of any security for the Assignment, or any portion thereof, it being understood and agreed that Guarantor shall be and remain fully bound hereunder regardless of whether Assignee shall be found not liable on the Assignment or any other guarantor be relieved or released from liability for any reason whatsoever.

          1.5 In case of the dissolution, liquidation or insolvency (howsoever evidenced) of the Assignee, or in case any bankruptcy, reorganization, debt arrangement, adjustment, composition, or other proceeding under any bankruptcy or insolvency law, or any dissolution, liquidation or receivership proceeding is instituted by or against the Assignee, or Assignee admits in writing its inability to pay its debts as they mature, all obligations then existing under the 15th Amendment shall at the option of the Assignors, without notice to anyone, shall immediately become due and payable by the Guarantor, and this Guaranty shall not be affected in any manner whatsoever by any such dissolution, liquidation or insolvency.

          1.6 Guarantor acknowledges that Assignors have no obligations or duties to Guarantor under this Guaranty.

     2.   Discharge of Guarantor.  Guarantor shall be discharged from liability
          ----------------------
hereunder only upon the full indefeasible payment and performance of the Assignment; provided however, that if any sums paid to and applied by Assignors are thereafter required to be repaid to the Assignee or to any affiliate of Assignee, or to any trustee, receiver or other person, by reason of the application of the Bankruptcy Code, the Uniform Fraudulent Transfer Act or any other law relating to creditors' rights generally, then this Guaranty shall be reinstated, ab initio, as if such payment had never been paid. This Section 2
            ---------
will survive the termination or revocation of this Guaranty.

     3.   Termination of Guaranty as to Future Obligations.
          ------------------------------------------------

          3.1 This Guaranty can only be terminated by the full indefeasible payment and performance of the Assignment.

     4.   Assent to Agreements Made with the Assignee.  Guarantor assents,
          -------------------------------------------
without notice to Guarantor, to all terms and agreements heretofore or hereafter made by Assignee with the Assignors insofar as same may affect its obligations under this Guaranty.

     5.   Consent to Assignor's Actions or Inactions Regarding the Assignee.
          ------------------------------------------------------------------
Guarantor consents that the Assignors may at any time and from time to time (whether before or after termination of this Guaranty in accordance with Section 3 hereof) before or after any default by the Assignee, with or without further notice to or assent from Guarantor:

          5.1 Either with or without consideration to the Assignee, any guarantor, pledgor, or grantor of any collateral, exchange, release, surrender (in whole or in part), or fail to protect or to preserve the value of any collateral now or hereafter held as security for the Assignment, or waive, release, or subordinate any lien or security interest (in whole or in part) in or on any such collateral;

          5.2 Waive or delay the exercise of any of its rights or remedies against the Assignee or any other person or entity, including, without limitation, any guarantor; notwithstanding any waiver or delay, the Assignors shall not be precluded from further exercise of any of its rights, powers or privileges expressly provided for herein or otherwise available, it being understood that all such rights and remedies are cumulative;

          5.3 Waive or extend the time of Assignee's performance of any and all terms, provisions and conditions set forth in any instrument or agreement evidencing or relating to the Assignment;

          5.4 Release the Assignee or any other person or entity, including, without limitation, any guarantor, from all or any portion of the Assignment;

          5.5 Proceed against the Guarantor without first proceeding against or joining the Assignee;

          5.6 Renew, extend or modify the terms of the Assignment or any instrument or agreement evidencing or relating to the Assignment;

          5.7 Apply payments by the Assignee, the Guarantor, or any other person or entity to the reduction of the Assignment in such manner and in such amounts and at such time or times and in such order and priority as Assignors may see fit; and

          5.8  Generally deal with the Assignee as the Assignors may see fit.

The Guarantor shall remain bound under this Guaranty notwithstanding any such exchange, release, surrender, subordination, waiver (whether or not such waiver is oral or written), delay, proceeding, renewal, extension, modification, application, act or failure to act, or other dealing described in Subsections
5.1 through 5.8, inclusive, above even though done without notice to or consent from the Guarantor.

     6.   Waiver of Notice.  Guarantor waives all notices whatsoever with
          ----------------
respect to this Guaranty and with respect to the Assignment, including, but not limited to, notice of:

          6.1 The Assignor's acceptance of this Guaranty or its intention to act, or its action, in reliance hereon;

          6.2 Presentment and demand for payment of the Assignment or any portion thereof;

          6.3 Protest and notice of dishonor or non-payment with respect to the Assignment or any portion thereof;

          6.4 Any default by Assignee or any pledgor, grantor of security, or any guarantor, including the Guarantor;

          6.5 Any other notices to which the Guarantor may otherwise be entitled, including under Section 9-611, or any other applicable provision of the Uniform Commercial Code; and

          6.6  Any demand for payment under this Guaranty.

     7.   Grant and Limitation of Recourse.  To secure the prompt payment and
          --------------------------------
performance of this Guaranty, the Guarantor has delivered to the Assignors the Pledge as of even date herewith. In the event of default by the Assignee under the Assignment, any material breach of any representation or warranty made by Guarantor in this Guaranty or any payment default from and after the Due Date, the Assignors' only recourse against the Assignee and / or Guarantor shall be limited to the Assignors' foreclosure of the CNUC Stock pursuant to the terms and conditions of the Pledge and no monetary judgment will be awarded against Guarantor or the Assignee (except to the extent of any non-payment of any fees or expenses incurred by Assignors in exercising their rights under the Pledge and this Guaranty or to the extent of the indemnity described below).

     8.   INTENTIONALLY OMITTED

     9.   Representations and Warranties.
          ------------------------------

          9.1  Guarantor represents and warrants to the Assignors that:

          (a) The execution, delivery and performance by Guarantor of this Guaranty will not violate any indenture, agreement or other instrument (including Guarantor's organizational documents) to which Guarantor is a party or by which Guarantor or any of Guarantor's property is bound or any law, regulation, ruling, order, injunction, decree or other requirement applicable to or imposed upon it by any law, court or governmental agency, authority or other body, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Guarantor's property or assets, except as contemplated by the provisions of this Guaranty.

          (b) This Guaranty when executed and delivered by Guarantor will constitute the legal, valid and binding obligations of Guarantor enforceable in accordance with the terms hereof.

          (c) Guarantor is not insolvent and will not be rendered insolvent by the execution, delivery, payment and performance of this Guaranty.


          (d) Guarantor will accept no dividends or other payments or loans (whether in cash, stock or other assets) from CNUC.

          9.2 Guarantor acknowledges that it has not been induced to execute and deliver this Guaranty as a result of, and is not relying upon, any representations, warranties, agreements, or conditions, whether express or implied, written or oral, by the Assignors or by any officer, director, employee, or shareholder of the Assignors.

     10.  Modification.  No agreement unless in writing and signed by an
          ------------
authorized signatory on behalf of the Assignors and no course of dealing between Guarantor and the Assignors shall be effective to change or modify or to discharge in whole or in part this Guaranty. No waiver of any rights or powers of the Assignors or consent by it shall be valid unless in writing signed by an authorized officer of Assignors and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     11.  Notice.  All notices, demands, requests and other communications, if
          ------
any, required under this Guaranty may be given orally (either in person or by telephone if confirmed in writing within three (3) days thereafter), by telephone facsimile, or in writing delivered by hand or mail and shall be conclusively deemed to have been received if, in the case of a facsimile transmission upon the receipt by the sending party of a machine generated confirmation of the receiving party's receipt of said facsimile transmission, or if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address set forth below. Any party may designate a change of address by written notice to the other party, received by such other party at least ten (10) days before such change of address is to become effective.

     Notices to Guarantor:         Preferred Equities Corporation
                                   4310 Paradise Road
                                   Las Vegas, Nevada  89109
                                   Attention: Carol Sullivan
                                   Facsimile: 702/369-4398

     With a copy to:               Preferred Equities Corporation
                                   4310 Paradise Road
                                   Las Vegas, Nevada  89109
                                   Attention: Jon A. Joseph, Esq.
                                   Facsimile: 702/369-4398

     Notices to Assignors:         Comay Corp.
                                   1125 N.E. 125th St., Suite206
                                   North Miami, FL 33161
                                   Attn:  Jerome Cohen

                                   Growth Realty Inc.
                                   321 Fisher Building
                                   Detroit, MI 48202
                                   Attn:  EugeneSchuster

                                   RER Corp.
                                   1450 Broadway, 20th Floor
                                   New York, NY 10018
                                   Attn:  Robert Nederlander

                                   H&H Financial, Inc.
                                   30 Tower Lane
                                   Avon, CT 06001
                                   Attn:  Herb Hirsch


     Copy to:                      Swidler Berlin Shereff Friedman, LLP
                                   The Chrysler Building
                                   405 Lexington Avenue
                                   New York, NY 10174
                                   Attn:  Charles I. Weissman, Esq.

This Guaranty does not require that Assignors give Guarantor any notice, demand, or request and this Section 11 shall not be construed to create such a requirement.

     12.  Governing Law.  This Guaranty shall be construed, interpreted,
          -------------
enforced and governed by and in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Guaranty shall be resolved by binding arbitration in the City of New York, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, or by any state or federal court located in the State of New York, Southern District. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of New York, State of New York for purposes of this Section 12 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of New York, State of New York, in respect of this Guaranty or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law. Judgment on the award of the arbitrators may be entered in any state or federal court located in the State of New York.

     13.  Gender and Number.  In this Guaranty, wherever the context so
          -----------------
requires, the use of any gender shall include all other genders, and words in the singular shall include the plural and the plural shall include the singular.

     14.  Successors and Assigns.  This Guaranty shall inure to the benefit of
          ----------------------
the Assignors, their successors and assigns, and shall be binding upon the Guarantor and its heirs, personal representatives, successors and assigns.

     15.  Savings Clause.  If any provision or portion of this Guaranty is
          --------------
declared or found by a court of competent jurisdiction to be unenforceable or null and void, such provision or portion thereof shall be deemed stricken and severed from this Guaranty, and the remaining provisions and portions thereof shall continue in full force and effect.

     16.  Headings.  The captions of Sections of this Guaranty are for
          --------
convenient reference only, and shall not affect the construction or interpretation of any of the terms and provisions set forth in this Guaranty.

     17.  Joint and Several Liability.  The liability of the Guarantor hereunder
          ---------------------------
shall be joint and several with the Assignee.

     18.  Counterpart Signatures.   This Guaranty may be executed in counterpart
          ----------------------
with each counterpart signature constituting an original signature.

     19.  Effective Date.  This Guaranty will become effective only upon
          --------------
approval of the 15th Amendment by the Assignee's shareholders, which approval must occur on or before March 1, 2002.

IN WITNESS WHEREOF, the Guarantor intending to be legally bound hereby has duly executed and delivered this Guaranty on the 3rd day of December, 2001.

                                   PREFERRED EQUITIES CORPORATION
                                   a Nevada corporation

                                   By:  /s/ Charles G. Baltuskonis
                                      -----------------------------------------
                                      Charles G. Baltuskonis, Vice President

                         ACKNOWLEDGEMENT OF ASSIGNORS
                         ----------------------------

The Assignors, collectively and individually, hereby ackknowledge receipt of this Guaranty and hereby acknowledge and agree that the Guarantor's recourse hereunder is limited by the terms and conditions of Section 7 of this Guaranty.


THE ASSIGNORS:

RER CORP.

By:  /s/ Robert Nederlander
   ------------------------------------
     Robert Nederlander, President

COMAY CORP.

By:  /s/ Jerome J. Cohen
   ------------------------------------
     Jerome J. Cohen,  President

GROWTH REALTY, INC.

By:  /s/ Eugene Schuster
   ------------------------------------
     Eugene Schuster, President

H & H FINANCIAL, INC.

By:  /s/ Herbert B. Hirsch
   ------------------------------------
     Herbert B. Hirsch, President

ANNEX G

                         PLEDGE AND SECURITY AGREEMENT

THIS PLEDGE AND SECURITY AGREEMENT ("Agreement") is made and entered into as of December 3, 2001 by and among PREFERRED EQUITIES CORPORATION, a Nevada corporation ("Pledgor"), and RER CORP., COMAY CORP., GROWTH REALTY, INC., and H & H FINANCIAL, INC. (collectively, "the Assignors"). and Swidler Berlin Shereff Friedman, LLP as escrow agent.

                                   RECITALS

Of even date herewith, the Assignors and Assignee entered into the 15th Amendment of the Assignment, a copy of which is attached hereto and made a part hereof as Exhibit "A". (All capitalized terms in this Agreement shall, unless otherwise defined, have the same meaning as when used in the 15th Amendment).

Subject to Section 7. of the guaranty ("Guaranty") of even date herewith, Pledgor has guaranteed Assignee's payment of its obligations under the Assignment.

Pledgor owns all of the issued and outstanding CNUC Stock and in order to secure its performance under the Guaranty is desirous of entering into this Agreement and pledging the CNUC Stock to the Assignors.

NOW THEREFORE, in consideration of Assignees' execution of the 15th Amendment and because the Pledgor will benefit as a result of the deferral of the payment of the Assignment Amount and the mutual promises and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

1. RECITALS. The recitals set forth above are hereby made a part hereof and incorporated herein by reference.

2. PLEDGE OF STOCK. (a) In order to secure its Guaranty of the Assignee's performance of the Assignment, Pledgor hereby pledges and grants to the Assignors a security interest in and to all of the CNUC Stock and all substitutions, replacements and increases thereof (including cash and stock dividends and other distributions in cash and / or stock on or in respect of the CNUC Stock). On the Effective Date, defined in Section 16. of this Agreement, Pledgor shall deliver to Swidler Berlin Shereff Friedman, LLP as escrow agent ("Agent"), certificate numbers 103, 104, 105, 106, 107, 108, 109, 110, 111 and
112, true and correct copies of which are attached to this Agreement, as Exhibit "B", representing all of the CNUC Stock, with a stock power duly executed in blank by Pledgor.

(b) All new, substituted or additional shares of CNUC Stock or other securities ("Substitute Stock") issued by reason of any stock dividend, stock split, reclassification, readjustment, merger, consolidation or other change declared or made in the capital structure of CNUC shall be issued in Pledgor's name and shall be delivered by Pledgor to the Agent under the terms of this Agreement in the same manner as the CNUC Stock originally pledged hereunder.

3. SECURITY INTEREST IN PAYMENTS TO PLEDGOR. In order to secure payment in full of the Assignment and Pledgor's Guaranty thereof, Pledgor hereby grants to Assignors a security interest in and to all accounts payable and other amounts and liabilities owed by CNUC to Pledgor, whether due or to become due and whether or not for a sum certain. If, to the Pledgor's knowledge, Assignee is in default of its obligations to Assignors under the Assignment, any monies received by Pledgor from CNUC shall be delivered to the Agent to be applied against any sums owed under the Assignment.

4. SALE OF COLLATERAL. The Assignors understand and acknowledge that the CNUC Stock represents ownership in a non-public, privately held, publicly regulated water and wastewater utility company. The Pledgor has the right to pledge the CNUC Stock to the Assignors to secure the Guaranty without the prior approval of CNUC's regulator, the Nevada Public Utilities Commission ("PUC"); however, there can be no foreclosure of the security interest in the CNUC Stock without the express, prior written approval of the PUC. Due to this approval requirement, the parties have agreed to the following remedies in the event of Assignee's default under the Assignment.

(a) In the event of a default under the Assignment, the Assignors hereby agree that their only recourse under the 15th Amendment, the Guaranty, the Proceeds Assingment and this Agreement shall be a foreclosure of the lien on the CNUC stock created by this Agreement and hereby further agree to refrain from a foreclosure of the CNUC Stock until the Due Date.

(b) From and after the Due Date, the Assignors shall have all rights and remedies available at law to foreclose upon the pledge of the CNUC Stock; however, the Assignors' only recourse against Pledgor under this Agreement or Pledgor's GUARANTY of even date herewith shall be a foreclosure of the CNUC Stock or Substitute Stock and no monetary judgment may or will be imposed against Pledgor or the Assignee (except to the extent of any non payment of any fees or expenses incurred by Assignors in enforcing their rights under this Agreement, or the Guaranty).

(c) Upon a default under the Assignment, the Guaranty or this Agreement, the Pledgor shall immediately elect a new board of CNUC comprised solely of persons designated by the Assignors.

(d) Upon a default under the Assignment, Pledgor, at Assignors' cost and expense, will cooperate and assist Assignors in making any filing with the PUC regarding change in the ownership of CNUC, including but not limited to making books and records of CNUC available to the Assignors.


5. PRORATION AMONG PLEDGEES. All payments made by Pledgor to the Assignors, if any, shall be made by the Pledgor to the Agent and distributed by the Agent. Payment to the Agent shall be conclusively deemed to be payment to the Assignors.

6. LIMITATIONS. From the Effective Date to the termination of this Agreement, Pledgor shall not transfer, sell or assign any rights in the CNUC Stock or Substitute Stock, and shall not grant or create any additional liens or security interests in the CNUC Stock or Substitute Stock or permit any such CNUC Stock or Substitute Stock to become subject to any such lien, other than the lien granted to the Assignors hereunder. During the term of this Agreement, Pledgor shall cause CNUC not to issue, and CNUC shall not issue, any of its capital stock or any rights exercisable or convertible into its common stock or any similar rights.

7. TERMINATION. This Agreement shall terminate upon the earlier of indefeasible payment in full of all obligations owed under the Assignment or the Assignors foreclosure of the CNUC stock.

8. APPOINTMENT OF AGENT. The Assignors hereby appoint the Agent in accordance with terms of the Escrow Agreement attached hereto.

9.  REPRESENTATIONS AND WARRANTIES.

     9.1  Pledgor represents and warrants to the Assignors that:

     (a) The execution, delivery and performance by Pledgor of this Agreement will not violate any indenture, agreement or other instrument (including Pledgor's organizational documents) to which Pledgor is a party or by which Pledgor or any of Pledgor's property is bound or any law, regulation, ruling, order, injunction, decree or other requirement applicable to or imposed upon it by any law, court or governmental agency, authority or other body, or be in conflict with, result in a breach of or constitute (with due notice or the lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of Pledgor's property or assets, except as contemplated by the provisions of this Agreement.

     (b) This Agreement when executed and delivered by Pledgor will constitute the legal, valid and binding obligations of Pledgor enforceable in accordance with the terms hereof.

     (c) Pledgor will give Assignors prompt notice of the occurrence of any default.

     (d) During the term of this Agreement, Pledgor will accept no dividends or other payments or loans (whether in cash, stock or other assets) from CNUC.

     (e) Pledgor is hereby pledging all of the issued and outstanding CNUC Stock to the Assignors.

     9.2 Pledgor acknowledges that it has not been induced to execute and deliver this Agreement as a result of, and is not relying upon, any representations, warranties, agreements, or conditions, whether express or implied, written or oral, by the Assignors or by any officer, director, employee, or shareholder of the Assignors.

10.  NOTICES.   All notices, demands, requests and other communications, if any, required under this Agreement may be given orally (either in person or by telephone if confirmed in writing within three (3) days thereafter), by telephone facsimile, or in writing delivered by hand or mail and shall be conclusively deemed to have been received if, in the case of a facsimile transmission upon the receipt by the sending party of a machine generated confirmation of the receiving party's receipt of said facsimile transmission, or if delivered or attempted to be delivered by United States first class mail, return receipt requested, postage prepaid, addressed to the party for whom it is intended at its address set forth below. Any party may designate a change of address by written notice to the other party, received by such other party at least ten (10) days before such change of address is to become effective.

               (a)  If to Pledgees, to each of:
                    Comay Corp.
                    1125 N.E. 125th St., Suite206
                    North Miami, FL
                    Attn:  Jerome Cohen

                    Growth Realty Inc.
                    321 Fisher Building
                    Detroit, MI 48202
                    Attn:  Eugene Schuster

                    RER Corp.
                    1450 Broadway, 20th Floor
                    New York, NY 10018
                    Attn:  Robert Nederlander

                    H&H Financial, Inc.
                    30 Tower Lane
                    Avon, CT 06001
                    Attn:  Herb Hirsch

               (b)  If to Agent:

                    Swidler Berlin Shereff Friedman, LLP
                    The Chrysler Building
                    405 Lexington Avenue
                    New York, NY 10174
                    Attn:  Charles I. Weissman, Esq.

               (c)  If to Pledgor:

                    4310 Paradise Road
                    Las Vegas, NV 89109
                    Attn:  Jon A. Joseph, Esq.

Or to such other address or addresses as any party hereto shall designate in a notice served on the other party hereto in accordance herewith. Any such notice shall be deemed to have been received on the date of delivery, if delivered personally, or three business days following the postmark date which it bears, if sent by United States certified or registered mail.

11. MISCELLANEOUS. Neither this Agreement nor any term hereof may be modified, waived, discharged or terminated, except by an instrument in writing signed by Pledgor and the Agent. All of the terms and provisions of this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties. The headings in this Agreement are for purposes of reference only and shall not limit or otherwise affect the meaning hereof. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which shall constitute one instrument.

12. FEES AND EXPENSES. The Pledgor shall pay upon demand by the Assignors all fees and expenses (including documentary stamp, excise or transfer fees and reasonable attorneys' fees) incurred in connection with this Agreement or any action taken by the Assignors to perfect, protect or enforce its security interest in the CNUC Stock and Substitute Stock for the benefit of the Assignors.

13. COOPERATION. The Pledgor shall take all necessary action to ensure that the Assignors will at all times have a first priority perfected security interest in the CNUC Stock and Substitute Stock.

14. GOVERNING LAW. This Agreement shall be construed, interpreted, enforced and governed by and in accordance with the laws of the State of New York, without giving effect to the principles of conflict of laws thereof. The parties agree that any dispute arising out of or relating to this Agreement shall be resolved by binding arbitration in the City of New York, State of New York, under the Commercial Arbitration Rules of the American Arbitration Association, or by any state or federal court located in the State of New York, Southern District. Each of the parties hereto consents, for itself and in respect of its property, to the jurisdiction and venue of the City of New York, State of New York for purposes of this Section 13 and hereby irrevocably waives any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens which it may now or hereafter have to the bringing of any dispute in the City of New York, State of New York, in respect of this Agreement or any documents related thereto. Each of the parties hereto waives personal service of any summons, complaint or other process, which may be made by any other means permitted under New York law. Judgment on the award of the arbitrators may be entered in any state or federal court located in the State of New York.

15. COUNTERPART SIGNATURES. This Agreement may be executed in counterparts with each counterpart signature constituting an original signature.

16. EFFECTIVE DATE. This Agreement will become effective only upon approval of the 15th Amendment by the Assignee's shareholders, which approval must occur on or before March 1, 2002.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first written above by their officers thereunto duly authorized.

                                 PLEDGOR:

                                 Preferred Equities Corporation,
                                 a Nevada corporation

                                 By:  /s/ Charles G. Baltuskonis
                                    --------------------------------------------
                                      Charles G. Baltuskonis,  Vice President

                                 ASSIGNORS:

                                 Comay Corp.,
                                 a Florida corporation

                                 By:  /s/ Jerome J. Cohen
                                    --------------------------------------------
                                      Jerome J. Cohen, President

                                 Growth Realty Inc.,
                                 a Michigan corporation

                                 By:  /s/ Eugene I. Schuster
                                    --------------------------------------------
                                      Eugene I. Schuster, President

                                 RER Corp.,
                                 a Michigan corporation

                                 By:  /s/ Robert Nederlander
                                    --------------------------------------------
                                      Robert Nederlander, President

                                 H&H Financial, Inc.,
                                 a Florida corporation

                                 By:  /s/ Herbert Hirsch
                                    --------------------------------------------
                                      Herbert Hirsch, President

                                 Executed for the purposes of accepting and agreeing to the duties hereunder,

                                 AGENT - Swidler Berlin Shereff Friedman, LLP as escrow agent

                                 By:  /s/ Adam M. Fox
                                    --------------------------------------------
                                      Adam M. Fox, Esq. Partner
                                      Swidler Berlin Shereff Friedman, LLP

ANNEX H

                            ASSIGNMENT OF PROCEEDS

THIS ASSIGNMENT OF PROCEEDS ("Agreement") is entered into as of December 3, 2001 by and between Central Nevada Utilities Company, a Nevada corporation ("CNUC"), and RER CORP., COMAY CORP., GROWTH REALTY, INC. and H&H FINANCIAL, INC. (collectively "the Assignors").

WHEREAS, on October 2, 2001, CNUC and UI entered into the UI Agreement pursuant to which UI agreed on or before August 30, 2002, to purchase all of CNUC's assets for a purchase price of $5,500,000.00; and

WHEREAS, on December 3, 2001, Mego Financial Corp. ("Mego") entered into the Fifteenth Amendment ("15th Amendment") (to which a copy of this Agreement is attached) to the Assignment and Assumption Agreement (the "Assignment") by and between Mego and the Assignors which among other things, extends the maturity date of the Assignment to the Due Date; and

WHEREAS, All capitalized terms in this Agreement shall, unless otherwise defined, have the same meaning as when used in the Assignment as amended; and

WHEREAS, the extension of the Assignment maturity to the Due Date is of material benefit to the anticipated cash flow needs of Mego, PEC and CNUC; and

WHEREAS, in consideration of the 15th Amendment, on December 3, 2001 PEC delivered to the Assignors the Guaranty and Pledge; and

WHEREAS, the Assignors' only recourse under the Assignment, the Guaranty and the Pledge is a foreclosure of the CNUC Stock; and

WHEREAS, Mego, PEC and CNUC desire to give the Assignors further security for the payment due under the Assignment by having CNUC assign to the Assignors, proceeds of the closing of the UI Agreement in an amount equal to the Assignment Amount but in no event to exceed $5,200,000.00.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated herein by reference and other good and valuable consideration acknowledged as received by the parties hereto CNUC and the Assignors do hereby agree as follows:

1. In order to secure the performance of the Assignment as amended by the 15th Amendment, Guaranty and Pledge, CNUC hereby assigns to the Assignors the proceeds of the closing of the UI Agreement in an amount equal to the Assignment Amount but in no event to exceed o $5,200,000.00.

2. On the date this Agreement is delivered to escrow, CNUC shall give notice, in the form attached hereto as Exhibit "A", to First American Title Company, One First American Way, Santa Ana, California 92707 escrow agent for the UI Agreement, (and any successor escrow agent) to wire the Assignment Amount from the Net Purchase Price to the Assignors at:

                                   Citibank
                           Wire Transfer Department
                                111 Wall Street
                           New York, New York  10005

                                ABA # 021000089
                            Credit Acct:  37963679

                     Swidler Berlin Shereff Friedman, LLP
                          Attorney Trust IOLA Account
                             Attention:  Pat Mauss

3. CNUC hereby agrees not to amend the UI Agreement, including without limitation any provisions with respect to the escrow arrangement, without the prior written consent of the Assignors.

4. This Agreement will become effective only upon approval of the 15th Amendment by the Assignee's shareholders, which approval must occur on or before March 1, 2002. In the event the UI Agreement closes on or before the date of shareholder approval, no proceeds shall be delivered under this Agreement until the date of such shareholder approval.

5. This Agreement may be executed in counterparts with each counterpart signature constituting an original signature.

CENTRAL NEVADA UTILITIES COMPANY

   /s/ Gregg A. McMurtrie
----------------------------------
By:  Gregg A. McMurtrie, Director


RER. CORP.

   /s/ Robert Nederlander
----------------------------------
By:  Robert Nederlander, President


COMAY CORP.

   /s/ Jerome J. Cohen
----------------------------------
By:  Jerome J. Cohen, President

GROWTH REALTY, INC.

   /s/ Eugene I. Schuster
----------------------------------
By:  Eugene I. Schuster, President


H & H FINANCIAL, INC.

   /s/ Herbert Hirsch
----------------------------------
By:  Herbert Hirsch, President


CONSENT OF MEGO FINANCIAL CORP., and PREFERRED EQUITES CORPORATION

The following parties hereby agree to this Assignment of Proceeds to the Assignors pursuant to the terms and conditions of this Agreement.

MEGO FINANCIAL CORP.

   /s/ Charles G. Baltuskonis
----------------------------------
By: Charles G. Baltuskonis, Vice President

PREFERRED EQUITIES CORPORATION

   /s/ Gregg McMurtrie
----------------------------------
By:  Gregg McMurtrie, Executive Vice President

ANNEX I

                              ESCROW AGREEMENT #1


     ESCROW AGREEMENT #1 (this "Escrow Agreement"), dated December 13, 2001, by and among MEGO FINANCIAL CORP. ("Mego"), its wholly owned subsidiary PREFERRED EQUITIES CORPORATION ("PEC") and its wholly owned subsidiary CENTRAL NEVADA UTILITIES COMPANY ("CNUC"), and LC ACQUISITION CORP. ("LC"), and SWIDLER BERLIN SHEREFF FRIEDMAN, LLP, as escrow agent (the "Escrow Agent").

     WHEREAS, on October 15, 2001 Mego borrowed $2,800,000 from LC evidenced by a Promissory Note for $2,800,000 dated October 15, 2001 from Mego to the order of LC (as amended to date, the "Note"), and the Note was subsequently amended on November 8, 2001 with the principal amount of the Note increased to $3,000,000 and was further amended on November 15, 2002 to extend the maturity date to the earlier of (i) March 1, 2002; (ii) the closing of the Subscription Agreement (defined below) if entered into between Mego and LC; or (iii) any earlier date on which the Note shall be required to be paid in full, by acceleration or otherwise ("Due Date"). Notwithstanding the foregoing, in the event the closing of the Subscription Agreement is not approved by the Mego's shareholders, the Due Date of the Note shall be August 31, 2002;

     WHEREAS, PEC guaranteed Mego's performance of the Note pursuant to a Guaranty dated October 15, 2001 (the "Guaranty");

     WHEREAS, PEC secured the performance of the Guaranty by delivering a Pledge and Security Agreement dated as of October 15, 2001 by and between PEC and LC (the "Pledge") whereby PEC pledged all of the issued and outstanding stock of CNUC (the "Stock") and caused CNUC to deliver an Assignment of Proceeds dated as of October 15, 2001 by and between CNUC and LC ("Assignment of Proceeds");

     WHEREAS, Mego, upon receipt of shareholder approval, intends to payoff the Note by issuing seven hundred and fifty thousand (750,000) shares of Mego common stock ("the Mego Common Stock") to LC pursuant to a Subscription Agreement between Mego and LC (the "Subscription Agreement"), with the consideration for seven hundred and fifty thousand (750,000) shares of Mego Common Stock to be issued under the Subscription Agreement to be paid by LC to Mego by a cancellation of the Note;

     WHEREAS, the parties agree that the Note, the Guaranty and an executed Subscription Agreement (collectively, the Note, the Guaranty and the Subscription Agreement are referred to herein as the "Escrow Documents"), shall be held in escrow by the Escrow Agent in accordance with the terms provided herein.

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Escrow.  On the date hereof, LC, Mego, CNUC and PEC shall deliver, as
          ------
applicable, the Escrow Documents to the Escrow Agent to be held in escrow in accordance with the terms and provisions of this Escrow Agreement. The Escrow Agent shall release the Escrow Documents only in accordance with the provisions of Section 2 of this Escrow Agreement.

     2.   Release of Escrow Documents.  The Escrow Agent shall hold the Escrow
          ---------------------------
Documents until it delivers the Escrow Documents as provided in this Section 2.

          (a) Stockholder Approval.  Once the Escrow Agent receives written
              --------------------
confirmation, in substantially the form of Exhibit A hereto, from Jon A. Joseph,
                                           ---------
General Counsel of Mego, or another officer of Mego if Mr. Joseph is unwilling or unable to so act, stating that the Mego's shareholder approval of the transactions contemplated by the Subscription Agreement has been obtained, the Escrow Agent shall deliver the Note and the Guaranty to Mego and the Subscription Agreement to LC.

          (b) Written Instructions.  If the Escrow Agent receives written
              --------------------
instructions executed jointly by LC and Mego that the Note is not being paid off, then the Escrow Agent shall deliver each of the Escrow Documents back to the party who delivered such document to the Escrow Agent, as promptly as practicable after the Escrow Agent's receipt of such written instructions.

          (c) Due Date.  If the Escrow Agent does not receive the notice or
              --------
instructions described in either Subsections 2(a) or 2(b) above on or before March 1, 2002, then the Escrow Agent shall deliver each of the Escrow Documents back to the party who delivered such document to the Escrow Agent on March 4, 2002.

          (d) Court Order.  The Escrow Agent shall be obligated to deliver any
              -----------
of the Escrow Documents or take any other action hereunder in accordance with the terms of any final non-appealable order issued by a court of competent jurisdiction.

     3.   Fees and Expenses.  The Escrow Agent shall not be entitled to any fee
          -----------------
for acting as such, but shall be reimbursed for any out-of-pocket expenses
incurred in connection herewith, as provided in Section 4(e) hereof.   Except as
otherwise provided herein, each party (other than the Escrow Agent) shall be responsible for its own legal and accounting fees and expenses.

     4.   Responsibilities of Escrow Agent.  The Escrow Agent's acceptance of
          --------------------------------
its duties under this Escrow Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

          (a) The Escrow Agent makes no representation or warranty and has no responsibility as to the validity of the Escrow Documents, or as to the correctness of any statement contained therein, and the Escrow Agent shall not be required to inquire as to the performance of any obligation under the Escrow Documents. The Escrow Agent is not bound by any agreement or document other than this Escrow Agreement.

          (b) Upon receipt of any written notice, instruction, request, waiver, consent, receipt or other paper or document from any officer or authorized agent of LC, PEC, Mego or CNUC, the Escrow Agent shall not be required to inquire as to its due execution, the validity and effectiveness of its provisions, or the truth of any information therein contained or what it purports to be.

          (c) The Escrow Agent shall not be liable for any error of judgment, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except as may result from its own gross negligence or willful misconduct.

          (d) The Escrow Agent may consult with legal counsel selected by it (including any member of its own firm) and shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of such counsel.

          (e) LC, Mego, CNUC and PEC, jointly and severally, agree to indemnify the Escrow Agent against and save it harmless from any and all claims, liabilities, costs, payments and expenses, including reasonable fees and expenses of counsel either paid to retained attorneys (who may be selected by the Escrow Agent) or amounts representing the fair value of legal services rendered to itself, incurred as a result of or in connection with a claim made against it concerning the performance of this Escrow Agreement, except as a result of the Escrow Agent's own gross negligence or willful misconduct. Any legal fees incurred by the Escrow Agent in connection with the performance of this Escrow Agreement other than in connection with a claim made against it shall be borne equally by LC, on the one hand, and Mego, CNUC and PEC, on the other hand.

          (f) The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. It shall not be bound by any modification of this Escrow Agreement unless in writing and signed by LC, Mego, CNUC and PEC, and, if its duties as Escrow Agent hereunder are affected, unless it shall have given prior written consent thereto.

          (g) The duties of the Escrow Agent hereunder are solely ministerial in nature, and the Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement or document including, but not limited to the Escrow Documents. Each of Mego, PEC, CNUC and LC acknowledges that the Escrow Agent serves as counsel to certain shareholders of Mego and expressly waives any conflict of interest arising on account of such representation by the Escrow Agent and its service as the Escrow Agent hereunder. The participation of Swidler Berlin Shereff Friedman, LLP as Escrow Agent is being undertaken as an accommodation to the parties hereto and shall in no way hinder or limit the present or future ability of Swidler Berlin Shereff Friedman, LLP to act as counsel to certain shareholders of Mego with respect to any matter including, but not limited to, disputes between or among Mego, PEC, CNUC and LC and certain shareholders of Mego arising from the Agreements; provided, however, that such representation shall not affect the Escrow Agent's
--------  -------
obligations hereunder and shall not be at the cost and expense of Mego, PEC, CNUC or LC.

          (h) In the case any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon by an order of court, or the delivery thereof shall be stayed or enjoined by an order of any court, or any other writ, order, judgment or decree shall be entered or issued by any court affecting such property, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any person, firm or corporation by reason of such compliance notwithstanding the fact that such writ, order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          (i) The Escrow Agent may at any time resign or be discharged from its duties hereunder by providing written notice to LC, Mego, CNUC and PEC and depositing the Escrow Documents with a successor escrow agent designated collectively by LC, Mego, CNUC and PEC. Upon receipt of the Escrow Agent's resignation, LC, Mego, CNUC and PEC shall promptly appoint a successor escrow agent. If no successor shall have been appointed within ten (10) business days after the mailing of notice of resignation by the Escrow Agent, the Escrow Agent shall be entitled to petition a court of competent jurisdiction in New York for the appointment of a successor escrow agent and transfer into the custody of that court or any other court of competent jurisdiction all or any part of the Escrow Documents.

     5.   Amendment and Termination.  This Escrow Agreement may be amended or
          -------------------------
terminated only pursuant to Section 2(b) or by a writing signed by LC, Mego, CNUC, PEC and the Escrow Agent. Once the Escrow Documents have been fully distributed in any manner provided for herein, this Escrow Agreement shall terminate and the Escrow Agent shall have no further duties or responsibilities hereunder; provided, however, that the fee and expense provisions of Section 3, and the exculpatory and indemnification provisions of Section 4 shall survive termination.

     6.   Notices.  All notices and other communications given or made pursuant
          -------
hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) to the parties at the
        ---------
following addresses or sent by electronic transmission to the following facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

          (a)  If to LC:

               200 Park Avenue South, 9th Floor
               New York, New York 10003
               Facsimile:     (509) 277- 1484
               Attention:     Floyd W. Kephart

               With a copy (which shall not constitute notice) to:

               Greenberg Glusker Fields Claman Machtinger
               & Kinsella LLP
               1900 Avenue of the Stars, Suite 2100
               Los Angeles, California 90067-4590
               Facsimile:     (310) 201-2322
               Attention:     Michael Bales, Esq.

          (b)  If to Mego, PEC or CNUC:

               4310 Paradise Road
               Las Vegas, Nevada 89109
               Facsimile:     (702) 369-4398
               Attention:     Jon A. Joseph

               With a copy (which shall not constitute notice) to:

               Swidler Berlin Shereff Friedman, LLP
               The Chrysler Building
               405 Lexington Avenue
               New York, New York 10174
               Facsimile:     (212) 891-9598
               Attention:     Charles I.  Weissman, Esq.


          (c)  If to the Escrow Agent:

               Swidler Berlin Shereff Friedman, LLP
               The Chrysler Building
               405 Lexington Avenue
               New York, New York 10174
               Facsimile:     (212) 891-9598
               Attention:     Charles I.  Weissman, Esq.

     7.   Governing Law; Consent to Jurisdiction.  This Escrow Agreement shall
          --------------------------------------
be construed in accordance with, and governed by, the internal laws of the State of New York as applied to contracts made and to be performed entirely within the State of New York. Any legal action, suit or proceeding arising out of or relating to this Escrow Agreement may be instituted in any state or federal court located within the City of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that such action was brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Escrow Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

     8.   Cooperation with Escrow Agent.  The parties to this Agreement shall
          -----------------------------
cooperate with the Escrow Agent, as the Escrow Agent reasonably deems necessary or desirable to perform its duties and obligations under this Agreement.

     9.   Miscellaneous.
          -------------

          (a) Successors and Assigns.  This Escrow Agreement shall be binding
              ----------------------
upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

          (b) Headings.  The headings in this Escrow Agreement are for
              --------
convenience of reference only and shall not define or limit the provisions hereof.

          (c) Counterparts.  This Escrow Agreement may be executed in one or
              ------------
more counterparts, each of which is an original but all of which together shall constitute one and the same instrument.

          (d) Severability.  In the event that any provision of this Escrow
              ------------
Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Escrow Agreement which shall remain binding on all parties hereto.

          (e) Entire Agreement.  This Escrow Agreement constitutes the entire
              ----------------
agreement among the parties hereto pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties, oral or written, in connection herewith.

                  [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement #1 to be executed as of the date first above written.


                                        SWIDLER BERLIN SHEREFF FRIEDMAN, LLP,
                                        as Escrow Agent


                                        By:    /s/ Adam M. Fox
                                           -----------------------------------
                                        Name:   Adam M. Fox, Esq.
                                        Title:  Partner


                                        LC ACQUISITION CORP.


                                        By:   /s/ Floyd W. Kephart
                                           -----------------------------------
                                        Name:   Floyd W. Kephart
                                        Title:  Chairman of the Board


                                        MEGO FINANCIAL CORP.


                                        By:   /s/ Jon A. Joseph
                                           -----------------------------------
                                        Name:   Jon A. Joseph
                                        Title:  Vice President


                                        CENTRAL NEVADA UTILITIES COMPANY


                                        By:   /s/ Gregg A. McMurtrie
                                           -----------------------------------
                                        Name:   Gregg A. McMurtrie
                                        Title:  Director


                                        PREFERRED EQUITIES CORPORATION


                                        By:   /s/ Gregg A. McMurtrie
                                           -----------------------------------
                                        Name:   Gregg A. McMurtrie
                                        Title:  Executive Vice President

                                   EXHIBIT A
                                   ---------

ANNEX J

                              ESCROW AGREEMENT #2

     ESCROW AGREEMENT #2 (this "Escrow Agreement"), dated December 13, 2001, by and among ROBERT E. NEDERLANDER ("Nederlander"), ROBERT E. NEDERLANDER FOUNDATION (the "Nederlander Foundation"), RER CORP. ("RER"), HERBERT B. HIRSCH ("Hirsch"), GROWTH REALTY, INC. ("GRI"), GROWTH REALTY HOLDINGS L.L.C. ("GRLLC"), JEROME J. COHEN ("Cohen"), RITA COHEN, trustee under an indenture of trust dated October 25, 1991 ("Cohen Trust"), RITA AND JEROME J. COHEN FOUNDATION, INC. (the "Cohen Foundation"), JOHN E. MCCONNAUGHY, JR. ("McConnaughy") and DON A. MAYERSON ("Mayerson"; collectively, Nederlander, the Nederlander Foundation, RER, Hirsch, GRI, GRLLC, Cohen, Cohen Trust, Cohen Foundation, McConnaughy and Mayerson are referred to herein as the "Sellers"), THE BANK OF BLOOMFIELD HILLS ("BOBH"), COMERICA BANK ("Comerica"), COMMUNITY BANK OF DEARBORN ("CBOD"; collectively, BOBH, Comerica and CBOD are referred to herein as the "Banks"), LC ACQUISITION CORP. (the "Purchaser"), MEGO FINANCIAL CORP. ("Mego") and SWIDLER BERLIN SHEREFF FRIEDMAN, LLP (the "Escrow Agent"). All capitalized terms in this Escrow Agreement shall, unless otherwise defined, have the same meaning as when used in the Securities Purchase Agreement (defined below).

     WHEREAS, pursuant to a Securities Purchase Agreement dated December 13, 2001 by and among the Sellers and the Purchaser (the "Securities Purchase Agreement"), the Sellers have agreed to sell to the Purchaser and the Purchaser has agreed to purchase from the Sellers all of the Sellers' shares of common stock of Mego (the "Common Stock");

     WHEREAS, pursuant to three (3) letter agreements (a) among GRI, GRLLC, BOBH and the Escrow Agent, (b) among GRI, Comerica and the Escrow Agent, and (c) among GRI, CBOD and the Escrow Agent (collectively referred to herein as the "Release Letters"), each of the Banks has agreed to release its liens on the Common Stock owned by GRI and GRLLC (collectively referred to herein as "Growth Realty") upon receipt of the funds specified therein;

     WHEREAS, the parties agree that (a) the certificates representing the Sellers' shares of Common Stock (the "Certificates"), (b) the executed Release Letters, (c) either (i) the letter of credit executed by Bank Leumi or backed by Bank of America or Wells Fargo for the benefit of the Sellers, in substantially the form annexed hereto as Exhibit A (the "Letter of Credit") or (ii) FIVE
                           ---------
MILLION SEVENTY-EIGHT THOUSAND FIVE HUNDRED AND THIRTY-SIX DOLLARS ($5,078,536) (the "Purchase Price") in cash (the "Cash"), and (d) the executed Securities Purchase Agreement (collectively, the Release Letters and the Securities Purchase Agreement are referred to herein as the "Agreements"), shall be held in escrow by the Escrow Agent in accordance with the terms provided herein;

     WHEREAS, the Securities Purchase Agreement contemplates that: (i) the Escrow Agent will (x) have the Cash, (y) draw down on the Letter of Credit in an amount equal to the Purchase Price or (z) receive from the Purchaser the Purchase Price by wire transfer of immediately available funds in accordance with written wire instructions, and (ii) the Seller Representative shall instruct the Escrow Agent as to the various entities owed fees and expenses by the Sellers and the amount of such fees and expenses; and

     WHEREAS, the Seller Representative shall instruct the Escrow Agent to pay to each Seller and Bank by wire transfer of immediately available funds in accordance with written wire instructions to be provided by each of the Sellers and Banks to the Escrow Agent not later than the Closing, each Seller's or Bank's portion of the Purchase Price minus the same portion of the fees and expenses incurred by the Sellers and Banks in connection with the Securities Purchase Agreement within five (5) business days of the Closing.

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

     1.  Escrow.  On the date hereof, the Sellers, the Banks and the Purchaser
         ------
shall deliver, as applicable, the Certificates endorsed in blank or accompanied by executed assignment documents, an executed Letter of Credit or the Cash and the Agreements (collectively the Certificates, the Letter of Credit, the Cash, the Certificates and the Agreements are referred to herein as the "Escrow Documents"), to the Escrow Agent to be held in escrow in accordance with the terms and provisions of this Escrow Agreement. The Purchaser may, in its sole discretion, substitute the Letter of Credit for the Cash, or vice versa, at any time prior to the termination of this Escrow Agreement, upon three (3) business days' notice to the other parties hereto. The Certificates delivered by the Banks to the Escrow Agent (and proceeds thereof) shall be held and controlled by the Escrow Agent as agent for the Banks for perfection purposes until released by the Escrow Agent pursuant to the next succeeding sentence. The Escrow Agent shall release the Escrow Documents only in accordance with the provisions of
Section 3 of this Escrow Agreement.

     2.  Purchase Price.  At the Closing, as described in Section 3 below, the
         --------------
Escrow Agent (i) shall (x) have the Cash, (y) draw down the full amount of the Letter of Credit as the Purchase Price or (z) receive from the Purchaser the Purchase Price by wire transfer of immediately available funds, and (ii) shall pay the Banks the minimum amounts specified in their respective Release Letters. The Seller Representative shall instruct the Escrow Agent as to the various entities owed fees and expenses by the Sellers and the Banks and the amount of such fees and expenses and the Escrow Agent shall pay such fees and expenses out of the Purchase Price. The parties to this Escrow Agreement acknowledge that Swidler Berlin Shereff Friedman, LLP, in its capacity as counsel to certain of the Sellers, will be entitled to its fees and expenses out of the Purchase Price pursuant to written instructions received from the Seller Representative. The Seller Representative shall instruct the Escrow Agent to pay to each Seller and Bank by wire transfer of immediately available funds in accordance with written wire instructions to be provided by each of the Sellers and the Banks to the Escrow Agent not later than the Closing, each Seller's or Bank's portion of the Purchase Price minus the same portion of the fees and expenses incurred by the Sellers and the Banks in connection with the Purchase Agreement minus, in the case of the Banks, the amounts received at the Closing, within five (5) business days of the Closing.

     3.  Release of Escrow Documents.  The Escrow Agent shall hold the Escrow
         ---------------------------
Documents until it delivers the Escrow Documents as provided in this Section 3.

         (a) Stockholder Approval.  Once the Escrow Agent receives written
             --------------------
confirmation, in substantially the form of Exhibit B hereto, from Jon A. Joseph,
                                           ---------
General Counsel of Mego or another officer of Mego if Mr. Joseph is unwilling or unable to so act, stating that Mego's shareholder approval to the transactions contemplated by the Securities Purchase Agreement has been obtained, the Escrow Agent shall then be entitled to, and shall, (x) have the Cash, (y) draw down the full amount of the Letter of Credit or (z) receive from the Purchaser the Purchase Price by wire transfer of immediately available funds in accordance with written wiring instructions, (ii) pay the Banks the minimum payment amounts set forth on Schedule I of their respective Release Letters and (iii) release
(x) upon receipt by the Banks of the minimum payment amounts set forth on
Schedule I of their respective Release Letters, the Release Letters to GRI and GRLLC, (y) the Stock Purchase Agreement to each of the respective signatories thereof and (z) the Certificates to the Purchaser. The release of the Agreements, the draw down of the Letter of Credit or receipt from the Purchaser of the Purchase Price, the payment to the Banks and the delivery of the Certificates shall be deemed to have occurred at the Closing.

         (b) Written Instructions.  If the Escrow Agent  (i) receives written
             --------------------
instructions executed jointly by the Purchaser, on the one hand, and the Seller Representative, on the other, that the Securities Purchase Agreement has been terminated or (ii) if the documents required by Section 3(a) have not been delivered to the Escrow Agent on or prior to March 1, 2002, then the Escrow Agent shall deliver each of the Escrow Documents back to the party who delivered such document to the Escrow Agent, as promptly as practicable after the Escrow Agent's receipt of such written instructions or March 4, 2002, as the case may be.

         (c) Court Order.  The Escrow Agent shall be obligated to deliver any of
             -----------
the Escrow Documents or take any other action hereunder in accordance with the terms of any final non-appealable order issued by a court of competent jurisdiction. The Escrow Agent shall immediately notify the other parties hereto of any action, or threatened action or proceeding which may impact the Certificates (or the proceeds thereof) delivered by such parties.

     4.  Fees and Expenses.  The Escrow Agent shall not be entitled to any fee
         -----------------
for acting as such, but shall be reimbursed for any out-of-pocket expenses
incurred in connection herewith, as provided in Section 5(e) hereof.   Except as
otherwise provided herein, each party (other than the Escrow Agent) shall be responsible for its own legal and accounting fees and expenses. The parties to this Agreement acknowledge that Swidler Berlin Shereff Friedman, LLP, in its capacity as counsel to certain of the Sellers, will be entitled to its fees and expenses out of the Purchase Price pursuant to written instructions received from the Seller Representative.

     5.  Responsibilities of Escrow Agent.  The Escrow Agent's acceptance of its
         --------------------------------
duties under this Escrow Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

         (a) The Escrow Agent makes no representation or warranty and has no responsibility as to the validity of the Escrow Documents, or as to the correctness of any statement contained therein, and the Escrow Agent shall not be required to inquire as to the performance of any obligation under the Escrow Documents. The Escrow Agent is not bound by any agreement or document other than this Escrow Agreement.

         (b) Upon receipt of any written notice, instruction, request, waiver, consent, receipt or other paper or document from any officer or authorized agent of the Purchaser, the Sellers (including the Seller Representative) or the Banks, the Escrow Agent shall not be required to inquire as to its due execution, the validity and effectiveness of its provisions, or the truth of any information therein contained or what it purports to be.

         (c) The Escrow Agent shall not be liable for any error of judgment, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except as may result from its own gross negligence or willful misconduct.

         (d) The Escrow Agent may consult with legal counsel selected by it (including any member of its own firm) and shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of such counsel.

         (e) The Purchaser and the Sellers, jointly and severally, agree to indemnify the Escrow Agent against and save it harmless from any and all claims, liabilities, costs, payments and expenses, including reasonable fees and expenses of counsel either paid to retained attorneys (who may be selected by the Escrow Agent) or amounts representing the fair value of legal services rendered to itself, incurred as a result of or in connection with a claim made against it concerning the performance of this Escrow Agreement, except as a result of the Escrow Agent's own gross negligence or willful misconduct. Any legal fees incurred by the Escrow Agent in connection with the performance of this Escrow Agreement other than in connection with a claim made against it shall be borne by the Sellers.

         (f) The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. It shall not be bound by any modification of this Escrow Agreement unless in writing and signed by the Purchaser, the Banks and the Sellers holding at least fifty-one percent (51%) of the rights and obligations under the Assignment and Assumption Agreement among the Assignors dated February 1, 1988 (as amended to date, the "Assignment"), and, if its duties as Escrow Agent hereunder are affected, unless it shall have given prior written consent thereto.

         (g) The duties of the Escrow Agent hereunder are solely ministerial in nature, and the Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement or document including, but not limited to the Escrow Documents. Each of the Purchaser, the Banks and the Sellers acknowledges that the Escrow Agent serves as counsel to the Sellers and expressly waives any conflict of interest arising on account of such representation by the Escrow Agent and its service as the Escrow Agent hereunder. The participation of Swidler Berlin Shereff Friedman, LLP as Escrow Agent is being undertaken as an accommodation to the Purchaser and Sellers and shall in no way hinder or limit the present or future ability of Swidler Berlin Shereff Friedman, LLP to act as counsel to the Sellers with respect to any matter including, but not limited to, disputes between the Purchaser and/or the Banks and the Sellers arising from the Letter of Credit, the Agreements or with regard to this Escrow Agreement; provided, however, that such representation
                                 --------  -------
shall not affect the Escrow Agent's obligations hereunder and shall not be at the cost and expense of the Purchaser or the Banks.

         (h) In the case any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon by an order of court, or the delivery thereof shall be stayed or enjoined by an order of any court, or any other writ, order, judgment or decree shall be entered or issued by any court affecting such property, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized in its sole discretion (after notice to the other parties hereto) to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any person, firm or corporation by reason of such compliance notwithstanding the fact that such writ, order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

         (i) The Escrow Agent may at any time resign and be discharged from its duties hereunder by providing written notice to the Purchaser the Banks and the Sellers and depositing the Escrow Documents with a successor escrow agent designated jointly by the Purchaser, on the one hand, and the Seller Representative, on the other, after acceptance and/or assumption by the successor escrow agent of the duties and obligations hereunder. Upon receipt of the Escrow Agent's resignation, the Purchaser and the Seller Representative, shall promptly appoint a successor escrow agent. If no successor shall have been appointed within ten (10) business days after the mailing of notice of resignation by the Escrow Agent, the Escrow Agent shall be entitled to petition a court of competent jurisdiction in New York for the appointment of a successor escrow agent and transfer into the custody of that court or any other court of competent jurisdiction all or any part of the Escrow Documents, upon notice of the parties hereto.

     6.  Amendment and Termination.  This Escrow Agreement may be amended or
         -------------------------
terminated only pursuant to Section 3(b) or by a writing executed by the Purchaser, Mego (only if Section 3(a)(i) is amended), the Banks, the Sellers holding at least fifty one percent (51%) of the rights and obligations under the Assignment and the Escrow Agent. In the event that the Banks do not agree to any amendment or termination of this Escrow Agreement which has been agreed to by all other required parties in accordance with the first sentence of this
Section 6, the Escrow Agent shall, upon written instructions executed jointly by the Purchaser, on the one hand, and the Seller Representative, on the other, deliver the Certificates of Growth Realty back to the Banks and cancel the Release Letters. Thereafter, Growth Realty and the Banks shall no longer be deemed to be parties to this Agreement or to the Securities Purchase Agreement and the remaining parties shall enter into amended agreements reflecting such changes. Once the Escrow Documents have been fully distributed in any manner provided for herein, this Escrow Agreement shall terminate and the Escrow Agent shall have no further duties or responsibilities hereunder; provided, however, that the fee and expense provisions of Sections 2 and 4, and the exculpatory and indemnification provisions of Section 5 shall survive termination.

     7.  Notices.  All notices and other communications given or made pursuant
         -------
hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted if delivered personally, mailed by registered or certified mail (postage prepaid, return receipt requested) or sent by overnight courier (providing proof of delivery) to the parties at the following addresses or sent by electronic transmission to the following facsimile numbers (or at such other address or facsimile number for a party as shall be specified by like notice):

     (a)       If to the Purchaser:

               200 Park Avenue South, 9th Floor
               New York, New York 10003
               Facsimile:  (509) 277- 1484
               Attention:  Floyd W. Kephart

               With a copy (which shall not constitute notice) to:

               Greenberg Glusker Fields Claman Machtinger & Kinsella LLP 1900 Avenue of the Stars, Suite 2100
               Los Angeles, California 90067-4590
               Facsimile:  (310) 201-2322
               Attention:  Michael Bales, Esq.

     (b)       If to the Sellers or the Banks:

               To the address, facsimile number and
               name specified on the signature pages.

               With a copy (which shall not constitute notice) to:

               Swidler Berlin Shereff Friedman, LLP
               The Chrysler Building
               New York, New York 10174
               Facsimile:  (212) 891-9598
               Attention:  Charles I.  Weissman, Esq.

     (c)       If to Mego:

               4310 Paradise Road
               Las Vegas, Nevada 89109
               Facsimile:  (702) 369-4398
               Attention:  Jon A. Joseph

     (d)       If to the Escrow Agent:

               Swidler Berlin Shereff Friedman, LLP
               The Chrysler Building
               405 Lexington Avenue
               New York, New York 10174
               Facsimile:  (212) 891-9598
               Attention:  Charles I.  Weissman, Esq.

     8.  Governing Law; Consent to Jurisdiction.  This Escrow Agreement shall be
         --------------------------------------
construed in accordance with, and governed by, the internal laws of the State of New York as applied to contracts made and to be performed entirely within the State of New York. Any legal action, suit or proceeding arising out of or relating to this Escrow Agreement may be instituted in any state or federal court located within the City of New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that such action was brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Escrow Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

     9.   Cooperation with Escrow Agent.  The parties to this Agreement shall
          -----------------------------
cooperate with the Escrow Agent, as the Escrow Agent reasonably deems necessary or desirable to perform its duties and obligations under this Agreement.

     10.  Miscellaneous.
          -------------

          (a) Successors and Assigns.  This Escrow Agreement shall be binding
              ----------------------
upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

          (b) Headings.  The headings in this Escrow Agreement are for
              --------
convenience of reference only and shall not define or limit the provisions hereof.

          (c) Counterparts.  This Escrow Agreement may be executed in one or
              ------------
more counterparts, each of which is an original but all of which together shall constitute one and the same instrument.

          (d) Severability.  In the event that any provision of this Escrow
              ------------
Agreement shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Escrow Agreement which shall remain binding on all parties hereto.

          (e) Entire Agreement.  This Escrow Agreement and the Release Letters
              ----------------
constitute the entire agreement among the parties hereto pertaining to the subject matter hereof, and supersede all prior and contemporaneous agreements and understandings of the parties, oral or written, in connection herewith.

                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement #2 to be executed as of the date first above written.


                                        SWIDLER BERLIN SHEREFF FRIEDMAN, LLP,
                                        as Escrow Agent


                                        By:  /s/ Adam M. Fox
                                           -------------------------------------
                                        Name:   Adam M. Fox, Esq.
                                        Title:  Partner


                                        LC ACQUISITION CORP.


                                        By:  /s/ Floyd W. Kephart
                                           -------------------------------------
                                        Name:   Floyd W. Kephart
                                        Title:  Chairman and CEO


                                        /s/ Robert E. Nederlander
                                        ----------------------------------------
                                        ROBERT E. NEDERLANDER, as Seller
                                        and Seller Representative

                                        1450 Broadway, 20th Floor
                                        New York, New York 100180
                                        Facsimile:  (212) 586-5862


                                        ROBERT E. NEDERLANDER FOUNDATION


                                        By:  /s/ Robert E. Nederlander
                                           -------------------------------------
                                        Name:   Robert E. Nederlander
                                        Title:  President

                                        1450 Broadway, 20th Floor
                                        New York, New York 10018
                                        Facsimile:  (212) 586-5862
                                        Attention:  Robert E. Nederlander

                                        RER CORP.


                                        By:  /s/ Robert E. Nederlander
                                           -------------------------------------
                                        Name:  Robert E. Nederlander
                                        Title:

                                        1450 Broadway, 20th Floor
                                        New York, New York 10018
                                        Facsimile:  (212) 586-5862
                                        Attention:  Robert E. Nederlander


                                        /s/ Herbert B. Hirsch
                                        ----------------------------------------
                                        HERBERT B. HIRSCH

                                        230 East Flamingo Road, Apt. #421
                                        Las Vegas, Nevada 89109
                                        Facsimile:  (860) 675-4293


                                        /s/ Jerome J. Cohen
                                        ----------------------------------------
                                        JEROME J. COHEN

                                        1125 Northeast 125th Street, Suite # 206
                                        North Miami, Florida 33161
                                        Facsimile:  (305) 899-1824


                                        /s/ Rita Cohen
                                        ----------------------------------------
                                        Rita Cohen, trustee under an indenture
                                        of trust dated October 25, 1991

                                        11111 Biscayne Boulevard, Apt #227
                                        Miami, Florida 33181
                                        Facsimile:  (305) 891-6007
                                        Attention:  Rita Cohen

                                        RITA AND JEROME J. COHEN
                                        FOUNDATION, INC.


                                        By:  /s/ Jerome J. Cohen
                                           -------------------------------------
                                        Name:   Jerome J. Cohen
                                        Title:  President

                                        1125 Northeast 125th Street, Suite # 206
                                        North Miami, Florida 33161
                                        Facsimile:  (305) 899-1824
                                        Attention:  Jerome J. Cohen


                                        /s/ John E. McConnaughy
                                        ----------------------------------------
                                        JOHN E. MCCONNAUGHY, JR.

                                        3 Parklands Drive
                                        Darien, Connecticut 06820
                                        Facsimile:  (203) 662-3425


                                        /s/ Don A Mayerson
                                        ----------------------------------------
                                        DON A. MAYERSON

                                        2935 Hammock Way
                                        Vero Beach, Florida    32963
                                        Facsimile:  (561) 388-2467


                                        GROWTH REALTY, INC.


                                        By:  /s/ Eugene I. Schuster
                                           -------------------------------------
                                        Name:   Eugene I. Schuster
                                        Title:  President

                                        West Grand Boulevard
                                        Building #3011, Suite #321
                                        Detroit, Michigan 48202
                                        Facsimile:  (313) 873-4935
                                        Attention:  Eugene I. Schuster


                                        GROWTH REALTY HOLDINGS L.L.C.


                                        By:  /s/ Eugene I. Schuster
                                           -------------------------------------
                                        Name:   Eugene I. Schuster
                                        Title:  President

                                        West Grand Boulevard
                                        Building #3011, Suite #321
                                        Detroit, Michigan 48202
                                        Facsimile:  (313) 873-4935
                                        Attention:  Eugene I. Schuster

                                        THE BANK OF BLOOMFIELD HILLS


                                        By:  /s/ Robert M. Burch
                                           -------------------------------------
                                        Name:   Robert M. Burch
                                        Title:  Vice Chairman

                                        38505 Woodward Avenue, Suite 1300
                                        Bloomfield Hills, Michigan 48304
                                        Facsimile:  (248) 644-7107


                                        COMERICA BANK


                                        By:  /s/ Henry J. Hajdag
                                           -------------------------------------
                                        Name:   Henry J. Hajdag
                                        Title:  Senior Vice President

                                        One Detroit Center, Third Floor
                                        P.O. Box 75000, Mail Code:3205
                                        Detroit, Michigan 48275-3205

                                        COMMUNITY BANK OF DEARBORN


                                        By:  /s/ Michael J. Ross
                                           -------------------------------------
                                        Name:   Michael J. Ross
                                        Title:  President and Chief Executive
                                                Officer

                                        22290 Michigan Avenue
                                        P.O. Box 2247
                                        Dearborn, Michigan 48123-2247




                                        For the limited purposes of Sections
                                        3(a) and 6 hereof:


                                        MEGO FINANCIAL CORP.

                                        By:  /s/ Jon A. Joseph
                                           -------------------------------------
                                        Name:   Jon A. Joseph
                                        Title:  Vice President and General
                                                Counsel

                                   EXHIBIT A

                                   EXHIBIT B

ANNEX K

                              ESCROW AGREEMENT #3

     ESCROW AGREEMENT #3 (this "Escrow Agreement"), dated December 13, 2001, by and among PREFERRED EQUITIES CORPORATION ("Pledgor"), MEGO FINANCIAL CORP. ("Mego"), CENTRAL NEVADA UTILITIES COMPANY ("CNUC") and RER CORP., COMAY CORP., GROWTH REALTY, INC. and H & H FINANCIAL, INC. (collectively, the "Assignors"), SWIDLER BERLIN SHEREFF FRIEDMAN, LLP, as escrow agent (the "Escrow Agent") and LC Acquisition Corp. ("LC"). All capitalized terms in this Escrow Agreement shall, unless otherwise defined, have the same meaning as when used in the 15th Amendment (defined below).

     WHEREAS, the CNUC Stock and an Assignment of Proceeds from the closing of the UI Agreement are currently being held in Escrow Number N0181203 with First American Title Company ("the FATCO Escrow") on behalf of LC to secure Mego's repayment of a $3,000,000 loan from LC to Mego as evidenced by Mego's Promissory Note ("Note");

     WHEREAS, Mego and the Assignors have entered into a Fifteenth Amendment (the "15th Amendment") to Assignment and Assumption Agreement (the "Assignment"), of even date herewith, with respect to (i) the termination of the Pledge and Security Agreement dated as of February 1, 1988 (the "PEC Pledge Agreement") between Mego and the Assignors, (ii) the return to Mego of all of the issued and outstanding common stock of Pledgor and associated stock powers (collectively, the "PEC Stock") being held by the Assignors pursuant to the terms of the PEC Pledge Agreement and (iii) the deferral of the payment of certain amounts due from Mego to the Assignors until the Due Date;

     WHEREAS, the 15th Amendment will be of no force and effect unless approved by Mego's shareholders on or before March 1, 2002 ("Shareholder Approval");

     WHEREAS, on the date of Shareholder Approval, it is anticipated that Mego's shareholders will approve the issuance of 750,000 shares of Mego common stock ("Mego Stock") to LC in consideration of cancellation of the Note;

     WHEREAS, Pledgor and the Assignors have of even date herewith entered into a Pledge and Security Agreement ("Pledge") whereby, subject to termination of the FATCO Escrow and the UI Agreement not being closed prior to the date of Shareholder Approval, certificate numbers 103, 104, 105, 106, 107, 108, 109, 110, 111 and 112 representing all of the CNUC stock and associated stock powers duly executed in blank by Pledgor, and the Substitute stock and associated stock powers specified in Section 2 of the Pledge (collectively, the "Certificates") will be delivered to the Escrow Agent;

     WHEREAS, the UI Agreement might close on or before the date of Shareholder Approval (the "Early UI Closing");

     WHEREAS, the FATCO Escrow currently provides that upon the closing of the UI Agreement, the proceeds from said sale will be advanced, in part, to LC in repayment of the Note;

     WHEREAS, LC desires to use the Note in payment for the Mego Stock and said use could not be made if the Note is repaid prior to Shareholder Approval;

     WHEREAS, to assure that in the event of an Early UI Closing the Note will not be paid, LC and Mego have delivered the FATCO Letter, a copy of which is attached hereto as Exhibit "A" with instructions that, in the event of the Early UI Closing, up to $5,200,000 of such proceeds from said closing are to be delivered to the Escrow Agent (the "UI Agreement Proceeds") with the balance of said proceeds to be delivered to CNUC;

     WHEREAS, the parties agree that executed copies of the PEC Pledge Agreement and the PEC Stock (collectively, the PEC Pledge and the PEC Stock are referred to herein as the "PEC Agreements"), shall be held in escrow by the Escrow Agent in accordance with the terms provided herein;

     WHEREAS, the parties agree that executed copies of the 15th Amendment, the Guaranty, the Pledge and Security Agreement, the Assignment of Proceeds (collectively, the 15th Amendment, the Guaranty, the Pledge and Security Agreement and the Assignment of Proceeds are referred to herein as the "15th Amendment Agreements"), shall be held in escrow by the Escrow Agent in accordance with the terms provided herein; and

     WHEREAS, the parties intend for the 15th Amendment Agreements to become effective upon receipt by the Escrow Agent of (i) written confirmation, in substantially the form of Exhibit "B" attached hereto, from Jon A. Joseph, General Counsel of Mego or another officer of Mego if Mr. Joseph is unwilling or unable to so act, stating that Shareholder Approval has been obtained, and (ii) the Certificates in the event the Early UI Closing has not occurred, (the date of receipt of the written confirmation and if the Early UI Closing has not occurred on or prior to Shareholder Approval delivery of the Certificates, is referred hereto as the "Triggering Date" which said Triggering Date must occur on or before March 1, 2002),

     NOW THEREFORE, in consideration of the premises and the mutual agreements contained herein, intending to be legally bound hereby, the parties hereto agree as follows:

     1.   Escrow.  On the date hereof, Pledgor, Mego, CNUC and the Assignors
          ------
shall deliver, as applicable, the PEC Agreements and the 15th Amendment Agreements to the Escrow Agent, all to be held in escrow in accordance with the terms and provisions of this Escrow Agreement. Collectively, the PEC Agreements and the 15th Amendment Agreements are referred to herein as the "Escrow Documents". The Escrow Agent shall release the Escrow Documents in accordance with the provisions of Section 3 of this Escrow Agreement. The rights of Growth Realty, Inc. under the Assignment have been assigned to The Bank of Bloomfield Hills ("BOBH"), Community Bank of Dearborn ("CBOD") and Comerica Bank ("Comerica"). Therefore, the portion of the collateral held by the Escrow Agent on behalf of Growth Realty, Inc. shall be controlled and held by the Escrow Agent as agent for BOBH, CBOD and Comerica for perfection purposes and, in the event such property is required to be turned over to Growth

Realty, Inc. (including shares or proceeds), such property shall be delivered 35.77% to BOBH, 3.32% to CBOD and 60.91% to Comerica.

     2.   Early UI Closing.  In the event of an Early UI Closing, the UI
          ----------------
Agreement Proceeds from said closing shall be wired to the Escrow Agent and distributed pursuant to the terms of this Escrow Agreement.

     3.   Release of Escrow Documents and UI Agreement Proceeds.  The Escrow
          -----------------------------------------------------
Agent shall hold the Escrow Documents and the UI Agreement Proceeds, if applicable, until it delivers the Escrow Documents and the UI Agreement Proceeds, if applicable, as provided in this Section 3.

          (a)  Written Instructions.
               --------------------

               (i) In the event the Early UI Closing shall have occurred prior to the Triggering Date, the Escrow Agent shall hold the UI Agreement Proceeds in escrow and (a) deliver the UI Agreement Proceeds on the Triggering Date to the Assignors and (b) return the Escrow Documents to Mego;

               (ii) In the event the Early UI Closing shall have occurred prior to March 1, 2002 but the Triggering Date shall not have occurred on or before March 1, 2002, the Escrow Agent shall (a) coincident with the receipt from LC of the Note marked "PAID IN FULL", deliver $3,000,000 plus interest owed on the Note to the date of payment from the UI Agreement Proceeds of the Early UI Closing to LC (as agreed in writing by LC and Mego) (b) deliver the balance of the UI Agreement Proceeds from the Early UI Closing to CNUC, (c) deliver the PEC Agreements to the Assignors, and
     (d) cancel the 15th Amendment Agreements and deliver such canceled agreements to Mego.

               (iii) In the event the Early UI Closing does not occur prior to the Triggering Date and on or after the Triggering Date the Escrow Agent shall have received written instructions executed jointly by Pledgor, on the one hand, and Assignors holding at least fifty-one percent (51%) of the rights and obligations under the Assignment, as amended, on the other, that the Assignment Amount has been paid in full, then the Escrow Agent shall deliver the Certificates and the 15th Amendment Agreements to the General Counsel of Mego as promptly as practicable after the Escrow Agent's receipt of such written instructions;

               (iv) In the event neither the Early UI Closing nor the Triggering Event occurs on or before March 1, 2002, the Escrow Agent shall (a) deliver the PEC Agreements to the Assignors, and (b) cancel the 15th Amendment Agreements and deliver such canceled agreements to Mego, and any and all obligations the Escrow Agent has to the Pledgor or Mego under this Escrow Agreement shall terminate.

               (v) In the event the Early UI Closing date does not occur prior to the Triggering Date and the instructions required by Section 3(a)(iii) have not been delivered to the Escrow Agent on or before August 31, 2002, then any and all obligations the Escrow Agent has to the Pledgor or Mego under this Escrow Agreement shall terminate and, thereafter, the Escrow Agent shall await written instructions executed by Assignors holding at least fifty-one percent (51%) of the rights and obligations under the Assignment, as amended, as to what to do with the Certificates and the 15th Amendment Agreements;

          (b)  Court Order.  The Escrow Agent shall be obligated to deliver any
               -----------
of the Certificates or take any other action hereunder in accordance with the terms of any final non-appealable order issued by a court of competent jurisdiction.

     4.  Fees and Expenses.  The Escrow Agent shall not be entitled to any fee
         -----------------
for acting as such, but shall be reimbursed for any out-of-pocket expenses
incurred in connection herewith, as provided in Section 5(e) hereof.   Except as
otherwise provided herein, each party (other than the Escrow Agent) shall be responsible for its own legal and accounting fees and expenses.

     5.  Responsibilities of Escrow Agent.  The Escrow Agent's acceptance of its
         --------------------------------
duties under this Escrow Agreement is subject to the following terms and conditions, which shall govern and control with respect to its rights, duties, liabilities and immunities:

          (a) The Escrow Agent makes no representation or warranty and has no responsibility as to the validity of the Pledge and Security Agreement or Assignment, as amended, or as to the correctness of any statement contained therein, and the Escrow Agent shall not be required to inquire as to the performance of any obligation under the Pledge and Security Agreement or the Assignment, as amended. The Escrow Agent is not bound by any agreement or document other than this Escrow Agreement.

          (b) Upon receipt of any written notice, instruction, request, waiver, consent, receipt or other paper or document from any officer or authorized agent of Pledgor, Mego, CNUC, the Assignors or LC, the Escrow Agent shall not be required to inquire as to its due execution, the validity and effectiveness of its provisions, or the truth of any information therein contained or what it purports to be.

          (c) The Escrow Agent shall not be liable for any error of judgment, or for any mistake of fact or law, or for anything which it may do or refrain from doing in connection herewith, except as may result from its own gross negligence or willful misconduct.

          (d) The Escrow Agent may consult with legal counsel selected by it (including any member of its own firm) and shall not be liable for any action taken or omitted by it in good faith in accordance with the advice of such counsel.

          (e) Pledgor, Mego, CNUC the Assignors and LC, jointly and severally, agree to indemnify the Escrow Agent against and save it harmless from any and all claims, liabilities, costs, payments and expenses, including reasonable fees and expenses of counsel either paid to retained attorneys (who may be selected by the Escrow Agent) or amounts representing the fair value of legal services rendered to itself, incurred as a result of or in connection with a claim made against it concerning the performance of this Escrow Agreement, except as a result of the Escrow Agent's own gross negligence or willful misconduct. Any legal fees incurred by the Escrow Agent in connection with the performance of this Escrow Agreement other than in connection with a claim made against it shall be borne by the Assignors.

          (f) The Escrow Agent shall have no duties or responsibilities except those expressly set forth herein. It shall not be bound by any modification of this Escrow Agreement unless in writing and signed by the Pledgor and Assignors holding at least fifty-one percent (51%) of the rights and obligations under the Assignment, as amended, and, if its duties as Escrow Agent hereunder are affected, unless it shall have given prior written consent thereto.

          (g) The duties of the Escrow Agent hereunder are solely ministerial in nature, and the Escrow Agent shall not have any liability under, or duty to inquire into, the terms and provisions of any other agreement or document including, but not limited to the Pledge and Security Agreement and the Assignment, as amended. Each of the Pledgor, Mego, CNUC, the Assignors and LC acknowledges that the Escrow Agent serves as counsel to the Assignors and expressly waives any conflict of interest arising on account of such representation by the Escrow Agent and its service as the Escrow Agent hereunder. The participation of Swidler Berlin Shereff Friedman, LLP as Escrow Agent is being undertaken as an accommodation to the parties hereto and shall in no way hinder or limit the present or future ability of Swidler Berlin Shereff Friedman, LLP to act as counsel to the Assignors with respect to any matter including, but not limited to, disputes between the Pledgor, Mego, CNUC, the Assignors and LC arising from the Pledge and Security Agreement or the Assignment, as amended, or with regard to this Escrow Agreement; provided,
                                                                 --------
however, that such representation shall not affect the Escrow Agent's
-------
obligations hereunder and shall not be at the cost and expense of the Pledgor, Mego or CNUC.

          (h) In the case any property held by the Escrow Agent hereunder shall be attached, garnished or levied upon by an order of court, or the delivery thereof shall be stayed or enjoined by an order of any court, or any other writ, order, judgment or decree shall be entered or issued by any court affecting such property, or any part thereof, or any act of the Escrow Agent, the Escrow Agent is hereby expressly authorized in its sole discretion to obey and comply with all writs, orders, judgments or decrees so entered or issued, whether with or without jurisdiction, and if the Escrow Agent obeys and complies with any such writ, order, judgment or decree, it shall not be liable to any person, firm or corporation by reason of such compliance notwithstanding the fact that such writ, order, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          (i) The Escrow Agent may at any time resign and be discharged from its duties hereunder by providing written notice to Pledgor, Mego, CNUC, the Assignors and LC and depositing the Escrow Documents and the UI Agreement Proceeds from the Early UI Closing, if applicable, with a successor escrow agent designated jointly by Pledgor, on the one hand, and Assignors holding at least fifty-one percent (51%) of the rights and obligations under the Assignment, as amended, on the other. Upon receipt of the Escrow Agent's resignation, Pledgor and the Assignors shall promptly appoint a successor escrow agent. If no successor shall have been appointed within ten (10) business days after the mailing of notice of resignation by the Escrow Agent, the Escrow Agent shall be entitled to petition a court of competent jurisdiction in New York for the appointment of a successor escrow agent and transfer into the custody of that court or any other court of competent jurisdiction all or any part of the Certificates.

          (j) In the Event the Early UI Closing occurs, the Escrow Agent shall invest the UI Agreement Proceeds in (i) United States Government obligations,
(ii) with a depository(s)
having not less than $10 billion dollars in assets, (iii) money market funds having a rating of A+ or better, or (vi) in any combination of (i), (ii) or
(iii). In no event shall the Escrow Agent be liable for the failure of any institution that meets the requirements of (5)(j)(ii) or (iii). All interest shall be added to the UI Agreement Proceeds.

     6.  Amendment and Termination.  This Escrow Agreement may be amended or
         -------------------------
terminated only by a writing signed by Pledgor, Assignors holding at least fifty-one percent (51%) of the rights and obligations under the Assignment, as amended, and the Escrow Agent. Once the Certificates have been fully distributed in any manner provided for herein, this Escrow Agreement shall terminate and the Escrow Agent shall have no further duties or responsibilities hereunder; provided, however, that the fee and expense provisions of Sections 4 and 5, and the exculpatory and indemnification provisions of Section 5 shall survive termination.

     7.  Notices.  All notices and other communications which are required or
         -------
permitted hereunder shall be in writing and shall be deemed to have been duly given when delivered by hand, one business day after deposit with a reputable overnight carrier or five business days after delivery to the U.S. Postal Services, to be sent by first class mail, certified or registered mail with postage prepaid, or upon receipt if sent by facsimile transmission provided that a copy is simultaneously sent by hand or by overnight carrier or mailed, certified or registered mail with postage prepaid, as indicated in Section 10 of the Pledge and Security Agreement or to such other person or address as any party shall furnish to the other parties in writing. Copies of all notices hereunder to the Escrow Agent shall, if sent by Pledgor, also be furnished promptly by Pledgor to the Assignors, and, if sent by the Assignors, also be furnished promptly by the Assignors to Pledgor.

     8.  Governing Law; Consent to Jurisdiction.  This Escrow Agreement shall be
         --------------------------------------
construed in accordance with, and governed by, the internal laws of the State of New York as applied to contracts made and to be performed entirely within the State of New York. Any legal action, suit or proceeding arising out of or relating to this Escrow Agreement may be instituted in any state or federal court located within the New York, and each party hereto agrees not to assert, by way of motion, as a defense, or otherwise, in any such action, suit or proceeding, any claim that it is not subject personally to the jurisdiction of such court, that such action was brought in an inconvenient forum, that the venue of the action, suit or proceeding is improper or that this Escrow Agreement or the subject matter hereof may not be enforced in or by such court. Each party hereto further irrevocably submits to the jurisdiction of any such court in any such action, suit or proceeding.

     9.  Cooperation with Escrow Agent.  The parties to this Agreement shall
         -----------------------------
cooperate with the Escrow Agent, as the Escrow Agent reasonably deems necessary or desirable to perform its duties and obligations under this Agreement.

     10. Miscellaneous.
         -------------

         (a) Successors and Assigns.  This Escrow Agreement shall be binding
             ----------------------
upon and inure to the benefit of the parties and their respective successors, assigns and legal representatives.

          (b) Headings.  The headings in this Escrow Agreement are for
              --------
convenience of reference only and shall not define or limit the provisions hereof.

          (c) Counterparts.  This Escrow Agreement may be executed in one or
              ------------
more counterparts, each of which is an original but all of which together shall constitute one and the same instrument.

          (d) Severability.  In the event that any provision of this Agreement
              ------------
shall prove to be invalid or unenforceable, such provision shall be deemed to be severable from the other provisions of this Agreement which shall remain binding on all parties hereto.

          (e) Entire Agreement.  This Agreement constitutes the entire agreement
              ----------------
among the parties hereto pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements and understandings of the parties, oral or written, in connection herewith.


                 [Remainder of Page Intentionally Left Blank]

     IN WITNESS WHEREOF, the parties hereto have caused this Escrow Agreement #3 to be executed as of the date first above written.


                                        SWIDLER BERLIN SHEREFF FRIEDMAN,
                                        LLP, as Escrow Agent


                                        By:    /s/ Adam M. Fox
                                           -------------------------------------
                                        Name:   Adam M. Fox, Esq.
                                        Title:  Partner


                                        PREFERRED EQUITIES CORPORATION


                                        By:    /s/ Gregg A. McMurtrie
                                           -------------------------------------
                                        Name:   Gregg A. McMurtrie
                                        Title:  Executive Vice President


                                        MEGO FINANCIAL CORP.


                                        By:    /s/ Jon A. Joseph
                                           -------------------------------------
                                        Name:   Jon A. Joseph
                                        Title:  Vice President and General
                                                Counsel


                                        CENTRAL NEVADA UTILITIES COMPANY


                                        By:    /s/ Gregg A. McMurtrie
                                           -------------------------------------
                                        Name:   Gregg A. McMurtrie
                                        Title:  Director


                                        ASSIGNORS:

                                        RER CORP.


                                        By:    /s/ Robert E. Nederlander
                                           -------------------------------------
                                        Name:   Robert E. Nederlander
                                        Title:  President

                                        COMAY CORP.


                                        By:    /s/ Jerome J. Cohen
                                           -------------------------------------
                                        Name:   Jerome J. Cohen
                                        Title:  President


                                        GROWTH REALTY, INC.


                                        By:    /s/ Eugene I. Schuster
                                           -------------------------------------
                                        Name:   Eugene I. Schuster
                                        Title:  President


                                        H & H FINANCIAL, INC.


                                        By:    /s/ Herbert Hirsch
                                           -------------------------------------
                                        Name:   Herbert Hirsch
                                        Title:  President


                                        LC ACQUISITION CORP.


                                        By:    /s/ Floyd Kephart
                                           -------------------------------------
                                        Name:   Floyd Kephart
                                        Title:  Chairman of the Board

                                   EXHIBIT A

ANNEX L

                         REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into this 13th day of December, 2001, by and between (i) MEGO FINANCIAL CORP., a New York corporation (the "Company"), and (ii) LC ACQUISITION CORP., a California corporation and DOERGE CAPITAL MANAGEMENT (collectively, the "Holders").

                                   RECITALS
                                   --------

     WHEREAS, pursuant to those certain Subscription Agreements, dated December 13, 2001 (the "Subscription Agreements"), LC Acquisition Corp. has subscribed to purchase from the Company 750,000 shares and Doerge Capital Management has subscribed to purchase from the Company 500,000 shares (collectively, the "Company Common Shares") of the common stock, $.01 par value (the "Common Stock"), of the Company; and

     WHEREAS, pursuant to that certain Securities Purchase Agreement, dated December 13, 2001, LC Acquisition Corp. has agreed to purchase from certain shareholders of the Company an aggregate of 1,269,634 shares (the "Sellers Common Shares") of the Common Stock; and

     WHEREAS, the Company desires to provide to the Holders certain registration rights with respect to the Company Common Shares and the Sellers Common Shares (the Company Common Shares and the Sellers Common Shares being referred to herein collectively as the "Restricted Shares").

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, in consideration of the premises and covenants set forth in the Subscription Agreement, the parties agree as follows:

     1.  Registration.
         ------------

     (a) Required Registration.  The Company shall prepare and file with the
         ---------------------
Securities and Exchange Commission (the "Commission"), and use its commercially reasonable efforts to cause to become effective no later than one hundred twenty (120) days from the date hereof, a registration statement on Form S-3 or, if such form is not then available for use by the Company, on such other appropriate form as is then available for use by the Company ("Registration Statement"), under the Securities Act of 1933, as amended (the "Securities Act"), covering the Restricted Shares, provided, however, that the Company shall not be required to prepare and file any such Registration Statement if the Company shall have afforded the Holders the opportunity to include all of the Restricted Shares in a Registration Statement pursuant to Section 1(b).

     (b) Incidental (Piggyback) Registration.  Subject to the limitations set
         -----------------------------------
forth in this Agreement, if the Company at any time prior to the effective date of the Registration Statement required by Section 1(a) hereof proposes to file on its behalf and/or on behalf of any of its security holders ("the demanding security holders") a Registration Statement under the Securities Act on any form (other than a Registration Statement on Form S-4 or S-8 or any successor form for securities to be offered in a transaction of the type referred to in Rule 145 under the Securities Act or to employees of the Company pursuant to any employee benefit plan, respectively) for the general registration of securities to be sold for cash with respect to its Common Stock or any other class of equity security (as defined in Section 3(a)(11) of the Securities Exchange Act of 1934) of the Company, it will give written notice to the Holders at least 15 days before the initial filing with the Commission of such Registration Statement, which notice shall set forth the intended method of disposition of the securities proposed to be registered by the Company. The notice shall offer to include in such filing such aggregate number of shares of Restricted Shares as the Holders may request.

          If any of the Holders desire to have Restricted Shares registered under this Section 1(b), they shall advise the Company in writing within 10 days after the date of receipt of such offer from the Company, setting forth the amount of such Restricted Shares for which registration is requested. The Company shall thereupon include in such filing the number of shares of Restricted Shares for which registration is so requested, subject to the following. In the event that the proposed registration by the Company is, in whole or in part, an underwritten public offering of securities of the Company, the Company shall not be required to include any of the Restricted Shares in such underwritten offering unless the Holders agree to accept the offering on the same terms and conditions as the shares of Common Stock, if any, otherwise being sold through underwriters under such registration; provided, however, that: (i) if the managing underwriter determines and advises the Company that the inclusion of all Restricted Shares proposed to be included by the Holders in the underwritten public offering and other issued and outstanding shares of Common Stock proposed to be included therein by the persons other than the Holders, the Company and any demanding security holder (the "Other Shares") would jeopardize the success of the Company's offering, then the Company shall be required to include in the offering (in addition to the number of shares to be sold by the Company and any demanding security holder) only that number of Restricted Shares that the managing underwriter believes will not jeopardize the success of the Company's offering and the number of Restricted Shares and Other Shares included in such underwritten public offering shall be reduced pro rata based upon the number of shares of Restricted Shares and Other Shares requested by the holders thereof to be registered in such underwritten public offering; and (ii) in each case all shares of Common Stock owned by the Holders which are not included in the underwritten public offering shall be withheld from the market by the Holders for a period, not to exceed one hundred twenty (120) calendar days, which the managing underwriter reasonably determines as necessary in order to effect the underwritten public offering. In the event the Company chooses a registration form which limits the size of the offering either in terms of the number of shares or dollar amount, the Company shall not be required to include in the offering (in addition to the number of shares to be sold by the Company) Restricted Shares which would exceed such limits, and the number of Restricted Shares and Other Shares included in such offering shall be reduced pro rata based upon the number of Restricted Shares and Other Shares requested by the holders thereof to be registered in such offering.

     2.  Registration Procedures.  In connection with the filing of a
         -----------------------
Registration Statement pursuant to Section 1 hereof, the Company shall:

         (a) prepare and file with the Commission such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement effective and to comply with the provisions of the Securities Act with respect to the sale or other disposition of the Restricted Shares until the earlier of such time as (i) all of the Restricted Shares covered by such Registration Statement have been disposed of by the Holders or (ii) the Restricted Shares become eligible for sale under Rule 144(k) under the Securities Act; provided, however, that the Company shall not be required to maintain the effectiveness of such Registration Statement for more than one year with respect to Permitted Transferees (as defined below) that own less than 5% of the outstanding shares of Common Stock of the Company;

          (b) furnish to the Holders such number of copies of a summary prospectus or other prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents, as the Holders may reasonably request;

          (c) use its commercially reasonable efforts to register or qualify the securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions within the United States as the Holders shall reasonably request (provided, however, the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process), and do such other reasonable acts and things as may be required of it to enable the Holders to consummate the disposition in such jurisdiction of the securities covered by such Registration Statement; and

          (d) promptly notify in writing the Holders of the happening of any event, during the period of distribution, as a result of which the Registration Statement includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing (in which case, the Company shall promptly provide the Holders with revised or supplemental prospectuses and if so requested by the Company in writing, the Holders shall promptly take action to cease making any offers of the Restricted Shares until receipt and distribution of such revised or supplemental prospectuses).

     3.   Blackout Periods.
          ----------------

          (a) With respect to any Registration Statement required to be filed pursuant to this Agreement, if the Company shall furnish to the Holders a certified resolution of the Board of Directors stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing, merger, sale of assets, recapitalization or other similar corporate activity, or the unavailability for reasons beyond the Company's control of any required audited financial statements, or any other event or condition of similar significance to the Company) be materially disadvantageous (a "Disadvantageous Condition") to the Company or its shareholders for such a Registration Statement to be maintained effective, or to be filed and become effective, and setting forth the general reasons for such judgment (unless such reasons relate to information which is not then publicly available), the Company shall be entitled to cause such Registration Statement to be withdrawn and the effectiveness of such Registration Statement terminated, or, in the event no Registration Statement has yet been filed, shall be entitled not to file any such Registration Statement, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to the Holders); provided, however, that the Company may only declare one (1) Disadvantageous Condition per fiscal year of the Company and any such Disadvantageous Condition may only extend for a period of up to 45 days. Upon receipt of any such notice of a Disadvantageous Condition, the Holders will forthwith discontinue use of the disclosure document contained in such Registration Statement and, if so directed by the Company, each of the Holders will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the disclosure document then covering such Restricted Securities current at the time of receipt of such notice, and, in the event no Registration Statement has yet been filed, all drafts of the disclosure document covering such Restricted Shares. In the event that the Company shall give any notice of a Disadvantageous Condition, the Company shall at such time as it in good faith deems appropriate file a new Registration Statement covering the Restricted Shares that were covered by such withdrawn Registration Statement, and such Registration Statement shall be maintained effective for such time as may be necessary so that the period of effectiveness of such new Registration Statement, when aggregated with the period during which such initial Registration Statement was effective, shall be such time as may be otherwise required by this Agreement.

          (b) Notwithstanding anything to the contrary set forth herein, at any time after the Registration Statement has been declared effective, the Company may delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company and its counsel, in the best interest of the Company (a "Blackout Period"); provided, that the Company shall promptly (i) notify the Holders in writing of the existence of material non-public information giving rise to a Blackout Period and the date on which the Blackout Period will begin, and (ii) notify the Holders in writing in advance of, or on the same date on which, the Blackout Period ends; and, provided further, that during any consecutive 365 day period, there shall be only two Blackout Periods, such Blackout Periods in total not to exceed 90 days. For purposes of determining the length of a Blackout Period above, the Blackout Period shall begin on and include the date the Holders receive the notice referred to in clause (i) and shall end on and include the date specified as the Blackout Period ending date in the notice referred to in clause (ii).

     4.   Expenses.  All expenses incurred in complying with this Agreement,
          --------
including, without limitation, all registration and filing fees (including all expenses incident to filing with the NASD), printing expenses, fees and disbursements of counsel for the Company, expenses of any special audits incident to or required by any such registration and expenses (including attorneys' fees) of complying with the securities or blue sky laws of any jurisdictions pursuant to Section 2(c), except to the extent required to be paid by participating selling securityholders by state securities or blue sky laws, shall be paid by the Company, except that the Company shall not be liable for any fees, discounts or commissions to any underwriter or broker or any fees or disbursements of counsel for the Holders in respect of the securities sold by the Holders.

     5.   Indemnification.
          ---------------

          (a) Indemnification by Company.  The Company shall indemnify and hold
              --------------------------
harmless the Holders, each underwriter of the Restricted Shares, if any, and each other person, if any, who controls any of the foregoing persons, within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which any of the foregoing persons may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement of a material fact contained in the Registration Statement under which such Restricted Shares were registered under the Securities Act, any final prospectus contained therein, or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or, with respect to any final prospectus, necessary to make the statements therein in light of the circumstances under which they were made, not misleading; and shall reimburse the Holders, such underwriter and each such controlling person for any legal or any other expenses reasonably incurred by any of them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company shall not be obligated to so indemnify the Holders, any such underwriter or any such controlling person insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement or omission or alleged omission made in said Registration Statement, said final prospectus or said amendment or supplement in reliance upon and in conformity with information furnished in writing by the Holders or any such underwriter for use in the preparation thereof.

          (b) Indemnification by Holders.  The Holders shall, jointly and
              --------------------------
severally, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5(a) for the indemnification of the Holders by the Company) the Company, each director of the Company, each officer of the Company who shall sign such Registration Statement and any person who controls the Company within the meaning of the Securities Act, with respect to any untrue statement or omission from such Registration Statement or final prospectus contained therein or any amendment or supplement thereto, if such untrue statement or omission was (i) made in reliance upon and in conformity with information furnished to the Company by the Holders for use in the preparation of such Registration Statement, final prospectus or amendment or supplement or
(ii) contained in any Registration Statement which was utilized by the Holders or any controlling person or affiliate of the Holders after the Holders were notified, in accordance with Section 2(d) hereof, that such Registration Statement contained an untrue statement of a material fact or omitted to state any material fact.

          (c) Indemnification Procedures.  Promptly after receipt by an
              --------------------------
indemnified party of notice of the commencement of any action involving a claim referred to in this Section 5, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give written notice to the latter of such claim and/or the commencement of such action. In case any such action is brought against an indemnified party, the indemnifying party will be entitled to participate in and assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election to assume the defense thereof, the indemnifying party shall be responsible for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof, provided that if any indemnified party shall have reasonably concluded that there may be one or more legal defenses available to such indemnified party which conflict in any material respect with those available to the indemnifying party, or that such claim or litigation involves or could have an effect upon matters beyond the scope of the indemnity agreement provided in this Section 5, such indemnifying party shall not have the right to assume the defense of such action on behalf of such indemnified party and such indemnifying party shall reimburse such indemnified party and any person controlling such indemnified party for that portion of the fees and expenses of any counsel retained by the indemnified party which are reasonably related to the matters covered by the indemnity agreement provided in this Section 5. The indemnifying party shall not make any settlement of any claims indemnified against thereunder without the written consent of the indemnified party or parties, which consent shall not be unreasonably withheld.

     6.   Certain Limitations on Registration Rights.  Notwithstanding the other
          ------------------------------------------
provisions of this Agreement, the Company shall not be obligated to register the Restricted Shares of the Holders if, in the opinion of counsel to the Company, the sale or other disposition of each of the Holder's Restricted Shares may be effected without registering such Restricted Shares under the Securities Act. The Company's obligations under Section 1 are also expressly conditioned upon the Holders furnishing to the Company in writing such information concerning the Holders and the controlling persons of each of the Holders and the terms of each of the Holder's proposed offering of Restricted Shares as the Company shall reasonably request for inclusion in the Registration Statement.

     7.   Miscellaneous.
          -------------

          (a) Duty to Cooperate.  The Holders and each Permitted Transferee by
              -----------------
its acceptance of the Restricted Shares agree to cooperate with the Company in connection with the preparation and filing of the Registration Statement hereunder, including furnishing to the Company such information regarding the Holders or Permitted Transferee, the Restricted Shares held by the Holders or Permitted Transferee and the intended method of disposition of such Restricted Shares as shall be reasonably required to effect the registration of such Restricted Shares and executing such documents in connection with such registration as the Company may reasonably request, unless the Holders or Permitted Transferee have notified the Company in writing of its election to exclude all of its Restricted Shares from the Registration Statement.

          (b) Notice Generally.  Any notice, demand, request, consent, approval,
              ----------------
declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall be sufficiently given or made if in writing and either delivered in person with receipt acknowledged, delivered by reputable overnight courier, telecopied and confirmed separately in writing by a copy mailed as follows or sent by registered or certified mail, return receipt requested, postage prepaid, to the addresses set forth in the Subscription Agreement.

          (c) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors and assigns of each of the parties hereto; provided, however, that the Holders' rights hereunder may not be transferred without the prior written consent of the Company, except with respect to the preferred shareholders of LC Acquisition Corp. (the "Permitted Transferees") to whom LC Acquisition Corp. may transfer its rights hereunder so long as such Permitted Transferees acknowledge that the Restricted Shares have not been registered under the Act and are subject to restrictions on transfer under the Act and Other Securities Laws and agree to be bound by all provisions of this Agreement including the obligations to provide certain information required to be disclosed about such Permitted Transferees in any prospectus, registration statement or supplement or amendment thereto filed or provided in accordance with this Agreement and, to the extent such Permitted Transferees (i) received Company Common Shares that were issued pursuant to the Subscription Agreement, or (ii) beneficially own (within the meaning of Section 13(d) of the Exchange
Act), directly or indirectly, together with all of its Affiliates, more than 5% of the outstanding securities of the Company, agree to be bound by all provisions of the Subscription Agreement as though such Permitted Transferees were the Subscriber thereunder.

          (d) Governing Law.  This Agreement shall be governed by the laws of
              -------------
the State of New York, without regard to the provisions thereof relating to conflict of laws.

          (e) Severability.  Wherever possible, each provision of this Agreement
              ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          (f) Entire Agreement.  This Agreement, together with the Subscription
              ----------------
Agreement, is intended by the parties as a final expression of their agreement and intended to be a complete exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter hereof.

          (g) Counterparts.  This Agreement may be executed in separate
              ------------
counterparts, each of which shall collectively and separately, constitute one agreement.

     IN WITNESS WHEREOF, the Company and Holders have executed this Agreement as of the date first above written.

                                   MEGO FINANCIAL CORP.


                                   By:   /s/ Jon A. Joseph
                                      ------------------------------------------
                                   Name:   Jon A. Joseph
                                   Title:  Vice President and General Counsel


                                   LC ACQUISITION CORP.


                                   By:    /s/ Floyd W. Kephart
                                      ------------------------------------------
                                   Name:   Floyd W. Kephart
                                   Title:  President


                                   DOERGE CAPITAL MANAGEMENT


                                   By:    /s/ David Doerge
                                      ------------------------------------------
                                   Name:   David Doerge
                                   Title:  Principal

                             MEGO FINANCIAL CORP.

                                 COMMON STOCK

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS PROXY - SPECIAL MEETING OF SHAREHOLDERS - _________ ___, 200_

     The undersigned, a holder of Common Stock of Mego Financial Corp., a New York corporation (the "Company"), does hereby appoint Robert E. Nederlander and Jerome J. Cohen, and each of them, the true and lawful attorneys and proxies with full power of substitution, for and in the name, place and stead of the undersigned, to vote all of the shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at a Special Meeting of Shareholders of the Company to be held at the offices of Greenberg Traurig, P.A., 200 Park Avenue, 15th Floor, New York, New York 10166, on ______________, ________ ___, 200_, at 10:00 A.M. local time, and at any adjournment(s), or postponement(s) thereof.

     While the proposals are being listed separately for purposes of voting, they are all interdependent. Accordingly, the obtaining of the requisite shareholder approval for each proposal is a condition precedent to the effectiveness of the other proposals set forth below.

     THE SPECIAL COMMITTEE OF THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE PROPOSALS SET FORTH BELOW.

     The undersigned hereby instructs said proxies or their substitutes:

1.   PROPOSAL 1.

     To approve and adopt the proposal to authorize the issuance and sale by the Company to LC Acquisition Corp. (the "Buyer") under a Subscription Agreement of 750,000 shares of the common stock, par value $.01 (the "Common Stock"), of the Company for a purchase price of $4.00 per share, and the issuance and sale by the Company to Doerge Capital Management ("Doerge") of 500,000 shares of Common Stock of the Company for a purchase price of four dollars ($4.00) per share under a commitment obtained by the Buyer and governed by a separate subscription agreement.

     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

     ---------------------------------------------------------------------------


2.   PROPOSAL 2.

     To approve and adopt the proposal to approve a Securities Purchase Agreement among certain officers, directors and other shareholders of the Company (the "Selling Shareholders") and the Buyer that provides for the purchase by the Buyer from the Selling Shareholders of an aggregate of 1,269,634 shares of the Common Stock of the Company at a price of $4.00 per share for an aggregate purchase price of five million seventy-eight thousand five hundred and thirty-six dollars ($5,078,536).

     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

     ______________________________________________________________________


3.   PROPOSAL 3.

     To approve and adopt the amendment of the payment and security terms of certain outstanding subordinated debt, issued by the Company to certain affiliates of officers, directors and other shareholders and the related security agreements, including the provision for the payment in full of all principal and interest and a premium or at risk payment on the subordinated debt.

     [ ] FOR         [ ] AGAINST        [ ] ABSTAIN

     ______________________________________________________________________


4.   PROPOSAL 4.

     Election of seven (7) members to the Company's Board of Directors to serve until the 2002 annual meeting or until their successors have been duly elected and qualified.

     [ ] VOTE FOR all seven nominees listed in the Proxy Statement, except vote withheld from the following nominee(s) (if any).

     ______________________________________________________________________


     [ ]  VOTE WITHHELD from all nominees.


     ______________________________________________________________________

     5. In their discretion, the proxies are authorized to vote upon such business as may properly come before the meeting.



                 (Continued and to be signed on reverse side)

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED "FOR" EACH OF THE PROPOSALS.

     The undersigned hereby revokes any proxy or proxies heretofore given, and ratifies and confirms all that the proxies appointed hereby, or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue thereof. The undersigned hereby acknowledges receipt of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement, both dated ________ ___, 200_, and the Company's Annual Report on Form 10-K for the fiscal year ended August 31, 2001.



                                 Dated: __________________________, 2001



                                 _______________________________________________
                                 Signature



                                 _______________________________________________
                                 Signature


                                 NOTE: Your signature should appear exactly the same as your name appears hereon. If signing as partner, attorney, executor, administrator, trustee or guardian, please indicate the capacity in which signing. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if mailed within the United States.